UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21413

Name of Fund: BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Floating Rate Income Strategies Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2013

Date of reporting period: 08/31/2013

Item 1 – Report to Stockholders

AUGUST 31, 2013

ANNUAL REPORT

BlackRock Defined Opportunity Credit Trust (BHL)
BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

BlackRock Limited Duration Income Trust (BLW)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	AUGUST 31, 2013

Dear Shareholder

Though we’ve seen spates of volatility over the past year, riskier asset classes generally outperformed lower-risk investments. Financial markets rallied last fall after the European Central Bank and the US Federal Reserve announced aggressive monetary stimulus programs, substantially increasing global liquidity. But markets weakened later in the year amid slowing global trade as many European countries fell into recession and growth continued to decelerate in China. In the United States, investors became increasingly concerned about the “fiscal cliff” of tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at risk for recession.

The worst of the fiscal cliff was averted with a last-minute tax deal, allowing markets to get off to a good start in 2013. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies coupled with the absence of negative headlines from Europe created an aura of comfort for investors. Global equities surged, while rising US Treasury yields pressured high quality fixed income assets. (Bond prices move in the opposite direction of yields.)

February brought a slowdown in global economic momentum and the pace of the rally moderated. In the months that followed, US equities outperformed international markets, as the US economic recovery showed greater stability compared to most other regions. Slow, but positive, growth in the United States was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced investors’ expectations that the US Federal Reserve would keep interest rates low. International markets experienced higher levels of volatility given a resurgence of political instability in Italy and a severe banking crisis in Cyprus, while a poor outlook for European economies also dampened sentiment for overseas investment. Emerging markets significantly lagged the rest of the world as growth in these economies (particularly China and Brazil) fell short of expectations.

After peaking in late May, equity markets broadly sold off due to concerns about the US Federal Reserve reducing monetary stimulus. Volatility picked up considerably as investors abruptly retreated from risk assets and a sharp and dramatic rise in US Treasury yields resulted in tumbling prices for higher-quality fixed income investments. The downswing bottomed out in late June as a more dovish tone from the US central bank served to quell the extreme level of volatility in interest rates. Improving economic data and a positive outlook for corporate earnings helped financial markets regain strength in July, with major US equity indices hitting new record highs. However, markets slumped again in August as investors became more wary amid a number of unknowns. Mixed economic data spurred heightened uncertainty about the future of global growth and investors grew anxious about the timing and extent to which the US Federal Reserve would scale back on its asset-purchase program. Meanwhile, escalating political turmoil in Egypt and Syria renewed concerns about the impact of the broader issue of growing unrest in many countries across the Middle East-North Africa region.

On the whole, developed market equities generated strong returns for the 6- and 12-month periods ended August 31, 2013. Emerging markets, in contrast, suffered the impact of slowing growth and concerns about a shrinking global money supply. Extraordinary levels of interest rate volatility in the latter part of the period resulted in poor performance for most fixed income assets, especially US Treasury bonds and other higher quality sectors such as tax-exempt municipals and investment grade corporate bonds. Conversely, high yield bonds posted gains as the sector continued to benefit from investors’ ongoing search for income in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

Markets remain volatile, and investors continue to face a number of uncertainties in the current environment. At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“Though we’ve seen spates of volatility over the past year, riskier asset classes generally outperformed lower-risk investments.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of August 31, 2013

	6-month	12-month
US large cap equities (S&P 500® Index)	8.95%	18.70%
US small cap equities (Russell 2000® Index)	11.73	26.27
International equities (MSCI Europe, Australasia, Far East Index)	3.71	18.66
Emerging market equities (MSCI Emerging Markets Index)	(10.29)	0.54
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.05	0.11
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(6.10)	(7.51)
US investment grade bonds (Barclays US Aggregate Bond Index)	(2.61)	(2.47)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(5.99)	(3.74)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	0.84	7.56

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of August 31, 2013	BlackRock Defined Opportunity Credit Trust

Fund Overview

BlackRock Defined Opportunity Credit Trust’s (BHL) (the “Fund”) primary investment objective is to provide high current income, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its investment objectives by investing substantially all of its assets in loan and debt instruments and loan-related and debt-related instruments (collectively “credit securities”). The Fund invests, under normal market conditions, at least 80% of its assets in any combination of the following credit securities: (i) senior secured floating rate and fixed rate loans; (ii) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt; (iii) credit securities that are rated below investment grade quality; and (iv) investment grade corporate bonds. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objectives will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended August 31, 2013, the Fund returned 4.82% based on market price and 8.52% based on net asset value (“NAV”). For the same period, the closed-end Lipper Loan Participation Funds category posted an average return of 6.05% based on market price and 9.92% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	The Fund benefited from a tactical allocation to equities, which rallied during the period. In fixed income, security selection in the healthcare, technology and gaming industries boosted results. The Fund’s tactical allocation to high yield bonds generated additional gains as the asset class outperformed floating rate loan interests (bank loans) during the period.
•	Conversely, the Fund’s exposure to names in the media non cable industry detracted from performance. From a quality perspective, the Fund’s exposure to higher rated loan instruments hindered overall results as this segment of the market underperformed lower quality loans.

Describe recent portfolio activity.

•	During the period, the Fund maintained its focus on the higher quality segments of the loan market in terms of loan structure, liquidity and overall credit quality. The Fund continued to seek issuers with attractive risk-reward characteristics and superior fundamentals while remaining cautious of lower-rated segments of the market. The bank loan market was strong in 2012 and continued to rally in 2013, attributable largely to robust demand from investors seeking protection from interest rate risk in their fixed income portfolios. Despite the positive market environment, the Fund continued to adhere to a strict investment discipline with the goal of pursuing yield while minimizing exposure to macro risks. As the average loan has been trading at or just above par, leaving little or no potential for capital appreciation, the Fund’s principal emphasis is on investing in strong companies with the ability to pay their debts despite a slow growth environment. Over the 12-month period, the Fund added to positions in the technology and gaming industries.

Describe portfolio positioning at period end.

•	At period end, the Fund held 94% of its total portfolio in floating rate loan interests, with the remainder in corporate bonds, asset-backed securities and common stocks. The Fund’s highest-conviction holdings included Caesars Entertainment Corp. (gaming), Federal-Mogul Corp. (automotive) and Level 3 Financing, Inc. (wirelines).
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
4	ANNUAL REPORT	AUGUST 31, 2013

BlackRock Defined Opportunity Credit Trust

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	BHL
Initial Offering Date	January 31, 2008
Current Distribution Rate on Closing Market Price as of August 31, 2013 ($13.77)[1]	5.75%
Current Monthly Distribution per Common Share[2]	$0.066
Current Annualized Distribution per Common Share[2]	$0.792
Economic Leverage as of August 31, 2013[3]	27%
[1]	Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. See the financial highlights for the actual sources and character of distributions. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change.
[3]	Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

Market Price and Net Asset Value Per Share Summary

	8/31/13	8/31/12	Change	High	Low
Market Price	$13.77	$13.94	(1.22)%	$15.48	$12.92
Net Asset Value	$14.44	$14.12	2.27%	$14.68	$14.12

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Portfolio Composition	8/31/13	8/31/12
Floating Rate Loan Interests	94%	90%
Corporate Bonds	3	7
Asset-Backed Securities	2	2
Common Stocks	1	1

Corporate Bonds Credit Quality Allocation[4]	8/31/13	8/31/12
BBB/Baa	11%	12%
BB/Ba	17	40
B	72	46
CCC/Caa	—	2
[4]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.
ANNUAL REPORT	AUGUST 31, 2013	5

Fund Summary as of August 31, 2013	BlackRock Floating Rate Income Strategies Fund, Inc.

Fund Overview

BlackRock Floating Rate Income Strategies Fund, Inc.’s (FRA) (the “Fund”) investment objective is to provide shareholders with high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in floating rate debt securities, including floating or variable rate debt securities that pay interest at rates that adjust whenever a specified interest rate changes and/or which reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund invests a substantial portion of its investments in floating rate debt securities consisting of secured or unsecured senior floating rate loans that are rated below investment grade. The Fund may invest directly in such securities or synthetically through the use of derivatives.

On October 8, 2012, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of BlackRock Diversified Income Strategies Fund, Inc. and BlackRock Floating Rate Income Strategies Fund II, Inc. in exchange for newly issued shares of the Fund.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended August 31, 2013, the Fund returned 5.28% based on market price and 9.68% based on NAV. For the same period, the closed-end Lipper Loan Participation Funds category posted an average return of 6.05% based on market price and 9.92% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	The Fund benefited from a tactical allocation to equities, which rallied during the period. In fixed income, security selection in the chemicals, paper and gaming industries boosted results. The Fund’s tactical allocation to high yield bonds generated additional gains as the asset class outperformed floating rate loan interests (bank loans) during the period.
•	Conversely, the Fund’s exposure to names in the media non cable and independent energy industries detracted from performance. From a quality perspective, the Fund’s exposure to higher rated loan instruments hindered overall results as this segment of the market underperformed lower quality loans.

Describe recent portfolio activity.

•	During the period, the Fund maintained its focus on the higher quality segments of the loan market in terms of loan structure, liquidity and overall credit quality. The Fund continued to seek issuers with attractive risk-reward characteristics and superior fundamentals while remaining cautious of lower-rated segments of the market. The bank loan market was strong in 2012 and continued to rally in 2013, attributable largely to robust demand from investors seeking protection from interest rate risk in their fixed income portfolios. Despite the positive market environment, the Fund continued to adhere to a strict investment discipline with the goal of pursuing yield while minimizing exposure to macro risks. As the average loan has been trading at or just above par, leaving little or no potential for capital appreciation, the Fund’s principal emphasis is on investing in strong companies with the ability to pay their debts despite a slow growth environment. Over the 12-month period, the Fund added to positions in the technology and healthcare industries.

Describe portfolio positioning at period end.

•	At period end, the Fund held 92% of its total portfolio in floating rate loan interests, with the remainder in corporate bonds, asset-backed securities and common stocks. The Fund’s highest-conviction holdings included Caesars Entertainment Corp. (gaming), Federal-Mogul Corp. (automotive) and Ally Financial, Inc. (banking).
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
6	ANNUAL REPORT	AUGUST 31, 2013

BlackRock Floating Rate Income Strategies Fund, Inc.

Fund Information

Symbol on NYSE	FRA
Initial Offering Date	October 31, 2003
Current Distribution Rate on Closing Market Price as of August 31, 2013 ($14.96)[1]	6.06%
Current Monthly Distribution per Common Share[2]	$0.0755
Current Annualized Distribution per Common Share[2]	$0.9060
Economic Leverage as of August 31, 2013[3]	27%
[1]	Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. See the financial highlights for the actual sources and character of distributions. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change.
[3]	Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

Market Price and Net Asset Value Per Share Summary

	8/31/13	8/31/12	Change	High	Low
Market Price	$14.96	$15.20	(1.58)%	$16.81	$13.91
Net Asset Value	$15.36	$14.98	2.54%	$15.64	$14.96

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Portfolio Composition	8/31/13	8/31/12
Floating Rate Loan Interests	92%	88%
Corporate Bonds	4	10
Asset-Backed Securities	3	2
Common Stocks	1	—

Corporate Bonds Credit Quality Allocation[4]	8/31/13	8/31/12
BBB/Baa	10%	8%
BB/Ba	15	34
B	57	44
CCC/Caa	5	8
Not Rated	13	6
[4]	Using the higher of S&P’s or Moody’s ratings.
ANNUAL REPORT	AUGUST 31, 2013	7

Fund Summary as of August 31, 2013	BlackRock Limited Duration Income Trust

Fund Overview

BlackRock Limited Duration Income Trust’s (BLW) (the “Fund”) investment objective is to provide current income and capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in three distinct asset classes:

•	intermediate duration, investment grade corporate bonds, mortgage-related securities, asset-backed securities and US Government and agency securities;
•	senior, secured floating rate loans made to corporate and other business entities; and
•	US dollar-denominated securities of US and non-US issuers rated below investment grade and, to a limited extent, non-US dollar denominated securities of non-US issuers rated below investment grade.

The Fund’s portfolio normally has an average portfolio duration of less than five years (including the effect of anticipated leverage), although it may be longer from time to time depending on market conditions. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended August 31, 2013, the Fund returned 1.47% based on market price and 9.13% based on NAV. For the same period, the closed-end Lipper High Yield Funds (Leveraged) category posted an average return of (2.68)% based on market price and 10.20% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

What factors influenced performance?

•	Fixed income markets experienced two trends over the 12-month period. In the first half of the period, riskier assets rallied as investors sought higher-yielding investments amid historically low yields. Prices moved higher and spreads tightened across most fixed income sectors. However, a new trend took hold in May when US Federal Reserve Chairman Bernanke alluded to a potential tapering of the central bank’s bond-buying stimulus program toward the end of 2013, triggering a sharp decline in fixed income markets. Spreads widened rapidly across fixed income sectors as yields rose and volatility increased.
•	The main contributors to the Fund’s performance were its holdings of corporate bonds, commercial mortgage-backed securities (“CMBS”) and non-US dollar positions, particularly in the British pound sterling and the euro. The Fund benefited from anchored short-term rates (while longer-term rates increased) given strong demand for short-term paper from investors seeking to reduce duration (sensitivity to interest rate movements) in their portfolios.
•	The increase in interest rates in the latter part of the period had a negative impact on the Fund’s return. (Bond prices fall as rates rise.) Although, it is important to note that the Fund’s overall low duration profile served to limit downside risk in the challenging market environment. Also hindering results was the Fund’s exposure to 15-year agency pass-through mortgage-backed securities (“MBS”).

Describe recent portfolio activity.

•	During the 12-month period, the Fund only made slight changes to its overall asset allocation. The Fund slightly decreased exposure to high yield credit and 15-year agency pass-through MBS, and increased its allocation to asset-backed securities (“ABS”), particularly within collateralized loan obligations.

Describe portfolio positioning at period end.

•	At period end, the Fund maintained diversified exposure to non-government sectors including investment grade credit, high yield credit, floating rate loan interests (bank loans), CMBS, ABS and non-agency residential MBS. The Fund also held exposure to government-related sectors including US Treasury securities and agency MBS.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
8	ANNUAL REPORT	AUGUST 31, 2013

BlackRock Limited Duration Income Trust

Fund Information

Symbol on NYSE	BLW
Initial Offering Date	July 30, 2003
Current Distribution Rate on Closing Market Price as of August 31, 2013 ($16.89)[1]	7.42%
Current Monthly Distribution per Common Share[2]	$0.1045
Current Annualized Distribution per Common Share[2]	$1.2540
Economic Leverage as of August 31, 2013[3]	30%
[1]	Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a tax return of capital. See the financial highlights for the actual sources and character of distributions. Past performance does not guarantee future results.
[2]	The distribution rate is not constant and is subject to change.
[3]	Represents reverse repurchase agreements outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowing) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

Market Price and Net Asset Value Per Share Summary

	8/31/13	8/31/12	Change	High	Low
Market Price	$16.89	$18.00	(6.17)%	$19.21	$16.11
Net Asset Value	$17.54	$17.38	0.92%	$18.29	$17.35

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Portfolio Composition	8/31/13	8/31/12
Corporate Bonds	44%	46%
Floating Rate Loan Interests	36	34
Non-Agency Mortgage-Backed Securities	8	8
Asset-Backed Securities	6	4
US Government Sponsored Agency Securities	4	6
Common Stocks	1	1
Preferred Securities	1	—
Taxable Municipal Bonds	—	1

Corporate Bonds Credit Quality Allocation[4]	8/31/13	8/31/12
AAA/Aaa[5]	9%	12%
AA/Aa	1	1
A	6	6
BBB/Baa	17	15
BB/Ba	25	26
B	34	30
CCC/Caa	7	8
Not Rated	1	2
[4]	Using the higher of S&P’s or Moody’s ratings.
[5]	Includes US Government Sponsored Agency securities and US Treasury Obligations, which were deemed AAA/Aaa by the investment advisor.
ANNUAL REPORT	AUGUST 31, 2013	9

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage through a credit facility or by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

To illustrate these concepts, assume a Fund’s capitalization is $100 million and it borrows for an additional $30 million, creating a total value of $130 million available for investment in long-term securities. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays borrowing costs and interest expense on the $30 million of borrowings based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from the borrowings earn income based on long-term interest rates. In this case, the borrowing costs and interest expense of the borrowings is significantly lower than the income earned on the Fund’s long-term investments, and therefore the Fund’s shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ borrowings does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on Fund performance from leverage from borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Funds, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds are permitted to issue senior securities representing indebtedness up to 33 1⁄3% of their total managed assets (each Fund’s net assets plus the proceeds of any outstanding borrowings). If the Funds segregate liquid assets having a value not less than the repurchase price (including accrued interest), a reverse repurchase agreement will not be considered a senior security and therefore will not be subject to this limitation. In addition, each Fund voluntarily limits its aggregate economic leverage to 50% of its managed assets. As of August 31, 2013, the Funds had aggregate economic leverage from reverse repurchase agreements and/or borrowings through a credit facility as a percentage of their total managed assets as follows:

Percent of Economic Leverage
BHL	27%
FRA	27%
BLW	30%

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

10	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments August 31, 2013	BlackRock Defined Opportunity Credit Trust (BHL) (Percentages shown are based on Net Assets)
Asset-Backed Securities (a)(b)		Par (000)	Value
ALM Loan Funding, Series 2013-7RA, Class C, 3.71%, 4/24/24 (c)	USD	835	$788,073
Atrium CDO Corp., Series 9A, Class D, 3.76%, 2/28/24		250	237,625
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class D, 4.77%, 1/20/25		250	250,885
Fraser Sullivan CLO VII Ltd., Series 2012-7A, Class C, 4.27%, 4/20/23		215	212,076
Highbridge Loan Management Ltd., Series 2012-1A, Class C, 5.27%, 9/20/22		350	351,400
LCM XI LP, Series 11A, Class D2, 4.22%, 4/19/22		375	367,500
Marea CLO Ltd., Series 2012-1A, Class D, 4.82%, 10/16/23		400	401,396
Mt. Wilson CLO Ltd., 1.02%, 7/15/18		250	242,500
North End CLO Ltd. 2013-1, 3.73%, 7/17/25		250	237,450
Octagon Investment Partners XVII Ltd., 3.47%, 10/25/25		250	234,473
OZLM Funding III Ltd., Series 2013-3A, Class C, 4.17%, 1/22/25		250	244,375
Race Point VI CLO Ltd., Series 2012-6A, Class D, 4.76%, 5/24/23		250	250,500
Symphony CLO X Ltd., Series 2012-10A, Class D, 5.51%, 7/23/23		350	352,625
West CLO Ltd., Series 2012-1A, Class C, 5.02%, 10/30/23		250	251,525
Total Asset-Backed Securities — 3.4%			4,422,403

Common Stocks (d)		Shares
Hotels, Restaurants & Leisure — 0.4%
BLB Worldwide Holdings, Inc.		21,020	499,225
Software — 0.3%
HMH Holdings/EduMedia		13,506	406,830
Total Common Stocks — 0.7%			906,055

Corporate Bonds		Par (000)
Airlines — 0.5%
Delta Air Lines Pass-Through Trust, Series 2009-1, Class B, 9.75%, 6/17/18	USD	49	54,162
US Airways 2012-2 Class C Pass Through Trust, 5.45%, 6/03/18		590	550,175
			604,337
Auto Components — 0.3%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18		340	357,850
Chemicals — 0.1%
INEOS Finance PLC, 8.38%, 2/15/19 (a)		110	120,450
Commercial Services & Supplies — 0.3%
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (a)		286	295,762
UR Merger Sub Corp., 5.75%, 7/15/18		80	85,400
			381,162
Communications Equipment — 0.5%
Avaya, Inc., 7.00%, 4/01/19 (a)		206	188,490
Zayo Group LLC/Zayo Capital, Inc., 8.13%, 1/01/20		380	412,300
			600,790

Corporate Bonds		Par (000)	Value
Consumer Finance — 0.2%
Inmarsat Finance PLC, 7.38%, 12/01/17 (a)	USD	325	$338,000
Diversified Financial Services — 0.8%
Ally Financial, Inc.:
2.47%, 12/01/14		440	440,219
2.95%, 7/18/16		550	553,487
Reynolds Group Issuer, Inc., 7.13%, 4/15/19		120	127,650
			1,121,356
Energy Equipment & Services — 0.1%
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (a)		100	106,750
Health Care Technology — 0.8%
IMS Health, Inc., 12.50%, 3/01/18 (a)		850	1,003,000
Household Durables — 0.1%
Beazer Homes USA, Inc., 6.63%, 4/15/18		180	189,675
Household Products — 0.1%
Spectrum Brands, Inc., 9.50%, 6/15/18		115	126,500
Independent Power Producers & Energy Traders — 0.7%
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.:
10.00%, 12/01/20		700	737,625
10.00%, 12/01/20 (a)		230	241,787
			979,412
Media — 0.1%
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (a)		96	97,200
Oil, Gas & Consumable Fuels — 0.1%
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19		145	154,062
Total Corporate Bonds — 4.7%			6,180,544

Floating Rate Loan Interests (b)
Aerospace & Defense — 2.3%
DigitalGlobe, Inc., Term Loan B, 3.75%, 1/31/20		514	517,082
DynCorp International LLC, Term Loan B, 6.25%, 7/07/16		255	257,215
The SI Organization, Inc., Term Loan B, 5.50%, 11/22/16		412	400,859
Spirit Aerosystems, Inc., Term Loan B, 3.75%, 4/18/19		365	367,659
Transdigm, Inc., Term Loan C, 3.75%, 2/28/20		224	223,564
TransUnion LLC, Term Loan, 4.25%, 2/10/19		1,253	1,259,862
			3,026,241
Airlines — 1.4%
Delta Air Lines, Inc.:
Term Loan, 3.52%, 9/16/15		335	322,974
Term Loan B1, 4.00%, 10/18/18		558	559,234
Northwest Airlines, Inc., Term Loan:
2.30%, 3/10/17		119	110,243
2.30%, 3/10/17		119	110,243
1.68%, 9/10/18		99	87,620
1.68%, 9/10/18		101	89,243
1.68%, 9/10/18		100	88,431
US Airways Group, Inc., Term Loan B1, 4.25%, 5/23/19		460	453,390
			1,821,378

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	CAD DIP EUR FKA	Canadian Dollar Debtor-In-Possession Euro Formerly Known As	GBP HUF USD	British Pound Hungarian Forint US Dollar

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	11

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL) (Percentages shown are based on Net Assets)
Floating Rate Loan Interests (b)		Par (000)	Value
Auto Components — 4.5%
Affinia Group Intermediate Holdings, Inc., Term Loan B2, 4.75%, 4/27/20	USD	360	$360,000
Armored Autogroup Inc., Term Loan B, 6.00%, 11/04/16		60	58,350
Autoparts Holdings Ltd., 1st Term Loan, 6.50%, 7/28/17		627	601,837
Federal-Mogul Corp.:
Term Loan B, 2.12% – 2.13%, 12/29/14		1,570	1,528,581
Term Loan C, 2.12% – 2.13%, 12/28/15		1,265	1,231,729
The Goodyear Tire & Rubber Co., 2nd Lien Term Loan, 4.75%, 4/30/19		1,150	1,155,946
Schaeffler AG, Term Loan C, 4.25%, 1/27/17		50	50,078
Transtar Holding Co., 1st Lien Term Loan, 5.50%, 10/09/18		491	493,744
UCI International, Inc., New Term Loan B, 5.50%, 7/26/17		341	342,103
			5,822,368
Biotechnology — 0.3%
Grifols, Inc., Term Loan B, 4.25%, 6/01/17		325	327,160
Building Products — 1.6%
Armstrong World Industries, Inc., Term Loan B, 3.50%, 3/16/20		259	258,442
Continental Building Products LLC, 1st Lien Term Loan, 4.50%, 8/14/20		185	184,691
CPG International, Inc., Term Loan, 5.75%, 9/18/19		814	819,954
Wilsonart International Holdings LLC, Term Loan B, 4.00%, 10/31/19		796	789,202
			2,052,289
Capital Markets — 1.4%
American Capital Holdings, Inc., Term Loan, 4.00%, 8/22/16		787	789,871
HarbourVest Partners LLC, Term Loan B, 4.75%, 11/21/17		329	330,898
KCG Holdings, Inc., Term Loan B, 5.75%, 12/05/17		435	433,099
Nuveen Investments, Inc.:
2nd Lien Term Loan, 6.50%, 2/28/19		122	121,289
Term Loan, 4.18%, 5/15/17		161	159,733
			1,834,890
Chemicals — 4.9%
Allnex (Luxembourg) & Cy SCA:
2nd Lien Term Loan, 8.25%, 4/03/20		125	128,125
Term Loan B1, 4.50%, 10/03/19		257	256,773
Term Loan B2, 4.50%, 10/03/19		133	133,227
American Rock Salt Holdings LLC, Term Loan, 5.50%, 4/25/17		222	221,792
Chemtura Corp., Exit Term Loan B, 5.50%, 8/27/16		496	498,416
Evergreen Acqco 1 LP, Term Loan, 5.00%, 7/09/19		480	482,735
General Chemical Corp., Term Loan, 5.00% – 5.75%, 10/06/15		272	272,493
INEOS US Finance LLC:
3 year Term Loan, 3.25%, 5/04/15		89	88,745
6 Year Term Loan, 4.00%, 5/04/18		256	254,009
MacDermid, Inc.:
1st Lien Term Loan, 4.00%, 6/08/20		355	355,224
2nd Lien Term Loan, 7.75%, 12/07/20		70	70,700
Nexeo Solutions LLC, Term Loan B, 5.00%, 9/08/17		587	581,428
OXEA Finance LLC:
2nd Lien Term Loan, 8.25%, 7/15/20		315	314,115
Term Loan B2, 4.25%, 1/15/20		585	584,023
Royal Adhesives and Sealants LLC, 1st Lien Term Loan, 5.50%, 7/31/18		160	161,600
Tata Chemicals North America, Inc., Term Loan B, 3.75%, 8/15/20		135	134,831
Tronox Pigments (Netherlands) BV, Term Loan, 4.50%, 3/19/20		692	698,208

Floating Rate Loan Interests (b)		Par (000)	Value
Chemicals (concluded)
Univar, Inc., Term Loan B, 5.00%, 6/30/17	USD	410	$399,460
US Coatings Acquisition, Inc., Term Loan, 4.75%, 2/03/20		733	737,928
			6,373,832
Commercial Services & Supplies — 4.6%
ADS Waste Holdings, Inc., Term Loan B, 4.25%, 10/09/19		904	905,315
ARAMARK Corp.:
Extended Letter of Credit, 3.65%, 7/26/16		14	13,891
Extended Letter of Credit, 3.65%, 7/26/16		9	9,395
AWAS Finance Luxembourg 2012 SA, Term Loan, 3.50%, 7/16/18		300	300,539
Catalent Pharma Solutions, Inc., Term Loan, 6.50%, 12/29/17		115	115,360
Garda World Security Corp., Term Loan B, 4.50%, 11/13/19		164	164,991
Interactive Data Corp., Term Loan B, 3.75%, 2/11/18		875	872,379
KAR Auction Services, Inc., Term Loan B, 3.75%, 5/19/17		556	557,880
Learning Care Group (US) No. 2, Inc., Term Loan B, 6.00%, 5/08/19		260	259,134
Livingston International, Inc.:
1st Lien Term Loan, 5.00%, 4/16/19		310	308,450
2nd Lien Term Loan, 9.00%, 4/16/20		205	205,855
Progressive Waste Solutions Ltd., Term Loan B, 3.50%, 10/24/19		313	314,208
Protection One, Inc., Term Loan, 4.25%, 3/21/19		558	562,125
Spin Holdco, Inc., Term Loan B, 4.25%, 11/14/19		720	720,677
West Corp., Term Loan B8, 3.75%, 6/29/18		690	689,593
			5,999,792
Communications Equipment — 2.6%
Alcatel-Lucent USA, Inc.:
Term Loan C, 5.75%, 1/30/19		856	859,183
Term Loan D, 6.25%, 1/30/19	EUR	244	322,910
Arris Group, Inc., Term Loan B, 3.50%, 4/17/20	USD	175	172,162
Avaya, Inc.:
Extended Term Loan B3, 4.76%, 10/26/17		579	514,589
Term Loan B5, 8.00%, 3/30/18		142	134,229
CommScope, Inc., Term Loan, 3.75%, 1/12/18		442	443,964
Riverbed Technology, Inc., Term Loan, 4.00%, 12/18/19		347	349,441
Zayo Group LLC/Zayo Capital, Inc., Term Loan B, 4.50%, 7/02/19		653	654,450
			3,450,928
Construction & Engineering — 1.1%
BakerCorp International, Inc., Term Loan, 4.25%, 2/14/20		358	356,357
Centaur LLC:
1st Lien Term Loan, 5.25%, 2/15/19		569	571,890
2nd Lien Term Loan, 8.75%, 2/15/20		280	282,100
United States Infrastructure Corp., 1st Lien Term Loan, 4.75%, 7/31/20		270	270,135
			1,480,482
Construction Materials — 1.3%
HD Supply, Inc., Senior Debt B, 4.50%, 10/12/17		1,727	1,730,576
Consumer Finance — 0.4%
Springleaf Financial Funding Co., Term Loan, 5.50%, 5/10/17		509	508,673

See Notes to Financial Statements.

12	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL) (Percentages shown are based on Net Assets)
Floating Rate Loan Interests (b)		Par (000)	Value
Containers & Packaging — 1.7%
Clondalkin Acquisitions B.V., 1st Lien Term Loan B, 5.75%, 5/29/20	USD	235	$235,588
Pact Group Pty Ltd., Term Loan B, 3.75%, 5/29/20		1,000	988,750
Polarpak, Inc., 1st Lien Canadian Borrower, 4.50%, 6/05/20		178	178,199
Sealed Air Corp., Term Loan, 4.00%, 10/03/18		378	381,179
Tekni-Plex, Inc., Term Loan B, 5.50% – 6.50%, 8/25/19		395	393,025
WNA Holdings Inc., 1st Lien US Borrower, 4.50%, 6/05/20		97	96,799
			2,273,540
Distributors — 1.3%
ABC Supply Co., Inc., Term Loan, 3.50%, 4/16/20		1,150	1,142,525
Crossmark Holdings, Inc., Term Loan, 4.50%, 12/20/19		234	232,511
VWR Funding, Inc., Extended Add-on Term Loan, 4.18%, 4/03/17		279	278,600
			1,653,636
Diversified Consumer Services — 2.3%
Bright Horizons Family Solutions, Inc., Term Loan B, 4.00% – 5.25%, 1/30/20		642	642,096
Doncaster US Finance LLC, Term Loan, 5.50%, 4/09/20		209	211,308
Education Management LLC, Term Loan C3, 8.25%, 3/29/18		57	54,465
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/18/18		495	492,736
ROC Finance LLC, Term Loan, 5.00%, 5/15/19		250	250,312
ServiceMaster Co., Term Loan, 4.25%, 1/31/17		786	761,688
Weight Watchers International, Inc., Term Loan B2, 3.75%, 4/02/20		633	622,429
			3,035,034
Diversified Financial Services — 2.0%
ION Trading Technologies Sarl:
1st Lien Term Loan, 4.50%, 5/22/20		395	394,755
2nd Lien Term Loan, 8.25%, 5/21/21		80	79,951
Kasima LLC, Term Loan B, 3.25%, 5/17/21		440	439,177
Reynolds Group Holdings Inc., Dollar Term Loan, 4.75%, 9/28/18		751	755,529
RPI Finance Trust, Incremental Tranche 2, 4.00%, 11/09/18		88	88,419
WMG Acquisition Corp., Term Loan, 3.75%, 7/01/20		800	797,664
			2,555,495
Diversified Telecommunication Services — 4.4%
Consolidated Communications, Inc., Term Loan B3, 5.25%, 12/31/18		876	883,699
Hawaiian Telcom Communications, Inc., Term Loan B, 5.00%, 6/06/19		525	525,554
Integra Telecom, Inc.:
1st Lien Term Loan, 5.25%, 2/22/19		464	467,896
2nd Lien Term Loan, 9.75%, 2/21/20		245	251,431
Level 3 Financing, Inc.:
2016 Term Loan, 4.00%, 1/15/20		585	584,514
2019 Term Loan B, 4.00%, 8/01/19		220	219,589
Term Loan, 4.75%, 8/01/19		1,560	1,558,362
Syniverse Holdings, Inc., Term Loan B, 4.00%, 4/23/19		460	462,015
US Telepacific Corp., Term Loan B, 5.75%, 2/23/17		735	732,418
			5,685,478
Electronic Equipment, Instruments & Components — 0.4%
CDW LLC, Term Loan, 3.50%, 4/29/20		524	517,576

Floating Rate Loan Interests (b)		Par (000)	Value
Energy Equipment & Services — 0.8%
Dynegy Holdings, Inc., Term Loan B2, 4.00%, 4/23/20	USD	260	$258,266
MEG Energy Corp., Refinancing Term Loan, 3.75%, 3/31/20		362	362,099
Tervita Corp., Term Loan, 6.25%, 5/15/18		183	180,588
Unifrax Corp., Term Loan, 4.25%, 11/28/18		219	219,228
			1,020,181
Food & Staples Retailing — 2.0%
Alliance Boots Holdings Ltd., Term Loan B1, 3.48%, 7/09/15	GBP	900	1,378,273
Rite Aid Corp.:
2nd Lien Term Loan, 5.75%, 8/21/20	USD	235	240,802
Term Loan 6, 4.00%, 2/21/20		224	224,718
Supervalu, Inc., Refinancing Term Loan B, 5.00%, 3/21/19		518	519,533
US Foods, Inc., Refinancing Term Loan, 4.50%, 3/29/19		200	200,166
			2,563,492
Food Products — 3.6%
AdvancePierre Foods, Inc., Term Loan, 5.75%, 7/10/17		542	546,852
CTI Foods Holding Co, LLC, 1st Lien Term Loan, 4.50%, 6/29/20		260	257,400
Del Monte Foods Co., Term Loan, 4.00%, 3/08/18		647	646,302
Dole Food Co., Inc., Term Loan, 3.75% – 5.00%, 4/01/20		688	687,043
GFA Brands, Inc., Term Loan B, 5.00%, 7/09/20		110	110,046
H.J. Heinz Company, Term Loan B1, 3.25%, 6/07/19		75	75,211
Michael Foods Group, Inc., Term Loan, 4.25%, 2/23/18		170	170,980
Performance Food Group Co., 2nd Lien Term Loan, 6.25%, 11/14/19		715	706,062
Pinnacle Foods Finance LLC, Term Loan G, 3.25%, 4/29/20		698	690,688
Reddy Ice Group, Inc.:
1st Lien Term Loan, 6.75% – 7.75%, 3/28/19		569	567,154
2nd Lien Term Loan, 10.75%, 11/01/19		270	265,950
			4,723,688
Health Care Equipment & Supplies — 5.1%
Arysta LifeScience Corp.:
1st Lien Term Loan, 4.50%, 5/29/20		940	939,220
2nd Lien Term Loan, 8.25%, 11/30/20		380	378,735
Biomet, Inc., Extended Term Loan B, 3.93% – 4.02%, 7/25/17		462	463,378
Capital Safety North America Holding, Inc., Term Loan, 4.50%, 1/21/19		351	349,261
DJO Finance LLC, Term Loan B3, 4.75%, 9/15/17		1,050	1,055,587
Faenza Acquisition Gmbh, Term Loan B, 4.25%, 8/14/20		385	385,162
Fresenius SE, Term Loan B, 2.25%, 8/01/19		620	619,808
Hologic Inc., Term Loan B, 3.75%, 8/01/19		835	837,637
IASIS Healthcare LLC, Term Loan B2, 4.50%, 5/03/18		96	96,408
Immucor, Inc., Refinancing Term Loan B2, 5.00%, 8/17/18		811	813,685
LHP Hospital Group, Inc., Term Loan, 9.00%, 7/03/18		213	210,721
Onex Carestream Finance LP:
1st Lien Term Loan, 5.00%, 6/07/19		310	312,325
2nd Lien Term Loan, 9.50%, 6/07/19		245	242,856
			6,704,783

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	13

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL) (Percentages shown are based on Net Assets)
Floating Rate Loan Interests (b)		Par (000)	Value
Health Care Providers & Services — 4.9%
American Renal Holdings, Inc.:
1st Lien Term Loan, 4.50%, 9/20/19	USD	658	$652,589
2nd Lien Term Loan, 8.50%, 2/14/20		410	404,875
Ardent Medical Services, Inc., Term Loan, 6.75%, 7/02/18		264	263,016
CHG Buyer Corp., 1st Lien Term Loan, 5.00%, 11/19/19		414	416,704
ConvaTec, Inc., Term Loan, 5.00%, 12/22/16		563	565,396
DaVita, Inc.:
Term Loan B, 4.50%, 10/20/16		1,001	1,006,850
Term Loan B2, 4.00%, 11/01/19		407	408,856
Envision Healthcare Corp., Term Loan, 4.00%, 5/25/18		428	429,319
Genesis HealthCare Corp., Term Loan B, 10.00% – 10.75%, 9/25/17		283	290,934
HCA, Inc., Extended Term Loan B4, 2.93%, 5/01/18		235	234,739
Ikaria Acquisition, Inc.:
1st Lien Term Loan, 7.25%, 7/03/18		140	140,263
2nd Lien Term Loan, 11.00%, 7/03/19		90	90,000
inVentiv Health, Inc.:
Combined Term Loan, 7.50%, 8/04/16		260	253,347
Incremental Term Loan B3, 7.75%, 5/15/18		219	214,561
Surgical Care Affiliates, Inc., Class C Incremental Term Loan, 4.25%, 6/29/18		425	425,000
US Renal Care, Inc., Incremental 1st Lien Term Loan, 5.25%, 7/03/19		483	482,647
Vanguard Health Holdings Co. II LLC, Term Loan B, 3.75%, 1/29/16		169	168,704
			6,447,800
Health Care Technology — 0.8%
IMS Health, Inc., Term Loan B1, 3.75%, 9/01/17		745	745,312
Kinetic Concepts, Inc., Term Loan D1, 4.50%, 5/04/18		120	120,150
MedAssets, Inc., Term Loan B, 4.00%, 12/13/19		231	231,614
			1,097,076
Hotels, Restaurants & Leisure — 8.2%
Bally Technologies, Inc., Term Loan B, 4.25%, 8/31/20		705	703,682
Boyd Gaming Corp., Term Loan B, 4.00%, 8/14/20		270	270,335
Bronco Midstream Funding LLC, Term Loan B, 5.00%, 8/17/20		750	748,125
Caesars Entertainment Operating Co., Inc.:
Extended Term Loan B6, 5.43%, 1/26/18		125	112,257
Term Loan, 9.25%, 4/25/17		320	321,600
Drumm Investors LLC, Term Loan, 5.00%, 5/04/18		364	347,126
Four Seasons Holdings, Inc., 2nd Lien Term Loan, 6.25%, 12/28/20		330	334,950
Harrah’s Property Co., Mezzanine Term Loan, 3.68%, 2/13/14		3,051	2,902,741
MGM Resorts International, Term Loan B, 3.50%, 12/20/19		542	539,651
OSI Restaurant Partners LLC, Term Loan, 3.50%, 10/25/19		240	239,400
Pinnacle Entertainment, Inc., Term Loan B2, 3.75%, 8/13/20		520	521,295
Playa Resorts Holding BV, Term Loan B, 4.75%, 8/06/19		410	411,197
Sabre, Inc., Term Loan B, 5.25%, 2/19/19		318	321,243
Six Flags Theme Parks, Inc., Term Loan B, 4.00% – 5.25%, 12/20/18		304	306,693
Station Casinos, Inc., Term Loan B, 5.00%, 3/01/20		1,197	1,204,984
Travelport LLC:
2nd Lien Term Loan 1, 9.50%, 1/29/16		250	258,380
Refinancing Term Loan, 6.25%, 6/26/19		270	272,565

Floating Rate Loan Interests (b)		Par (000)	Value
Hotels, Restaurants & Leisure (concluded)
Twin River Worldwide Holdings, Inc., Term Loan B, 5.25%, 11/09/18	USD	569	$572,973
Wendy’s International, Inc., Term Loan B, 3.25%, 5/15/19		372	370,781
			10,759,978
Household Products — 1.3%
Prestige Brands, Inc., Term Loan, 3.75%, 1/31/19		457	460,016
Spectrum Brands, Inc.:
Term Loan, 4.50% – 5.50%, 12/17/19		832	836,524
Term Loan A, 3.00%, 9/07/17		235	234,763
Term Loan C, 3.50%, 9/04/19		50	49,989
Waddington North America Holdings, Inc., 2nd Lien Term Loan, 8.50%, 12/07/20		95	95,475
			1,676,767
Independent Power Producers & Energy Traders — 1.9%
The AES Corp., Refinancing Term Loan B, 3.75%, 6/01/18		764	768,073
Calpine Corp., Term Loan B1, 4.00%, 4/02/18		213	213,191
La Frontera Generation LLC, Term Loan, 4.50%, 9/30/20		1,080	1,080,680
Star West Generation LLC, Term Loan B, 4.25%, 3/13/20		409	412,042
			2,473,986
Industrial Conglomerates — 0.8%
Sequa Corp., Term Loan B, 5.25%, 6/19/17		1,050	1,053,514
Insurance — 2.3%
Alliant Holdings I, Inc., Term Loan B, 5.00%, 12/20/19		423	424,198
Asurion LLC, Term Loan B1, 4.50%, 5/24/19		647	638,394
CNO Financial Group, Inc.:
Term Loan B1, 3.00%, 9/28/16		349	349,124
Term Loan B2, 3.75%, 9/20/18		519	520,010
Cooper Gay Swett & Crawford Ltd.:
1st Lien Term Loan, 5.00%, 4/16/20		420	422,100
2nd Lien Term Loan, 8.25%, 10/16/20		200	202,500
Cunningham Lindsey US, Inc., 1st Lien Term Loan, 5.00%, 12/10/19		368	363,548
National Financial Partners Corp., Term Loan, 5.25%, 7/01/20		130	130,732
			3,050,606
Internet Software & Services — 0.3%
Web.com Group, Inc., Term Loan B, 4.50%, 10/27/17		327	327,613
IT Services — 4.1%
CCC Information Services, Inc., Term Loan, 4.00%, 12/20/19		214	213,123
Ceridian Corp., Term Loan B, 4.43%, 5/09/17		899	898,482
First Data Corp.:
2018 Term Loan, 4.18%, 9/24/18		445	439,437
Extended 2018 Term Loan B, 4.18%, 3/23/18		2,250	2,225,756
Genpact International, Inc., Term Loan B, 3.50%, 8/30/19		661	661,228
InfoGroup, Inc., Term Loan, 8.00%, 5/25/18		245	219,883
Moneygram International, Inc., Term Loan B, 4.25%, 3/27/20		314	314,998
SunGard Data Systems, Inc.:
Term Loan D, 4.50%, 1/31/20		264	265,813
Term Loan E, 4.00%, 3/09/20		145	145,497
			5,384,217
Leisure Equipment & Products — 0.2%
FGI Operating Co. LLC, Term Loan, 5.50%, 4/19/19		206	206,622

See Notes to Financial Statements.

14	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL) (Percentages shown are based on Net Assets)
Floating Rate Loan Interests (b)		Par (000)	Value
Life Sciences Tools & Services — 0.2%
Patheon, Inc., Term Loan, 7.25%, 12/06/18	USD	273	$274,985
Machinery — 3.5%
Alliance Laundry Systems LLC:
2nd Lien Term Loan, 9.50%, 12/10/19		131	131,727
Refinancing Term Loan, 4.25%, 12/07/18		215	215,534
Gardner Denver, Inc.:
EUR Term Loan, 4.75%, 7/30/20	EUR	286	376,855
Term Loan, 4.25%, 7/30/20	USD	761	756,707
Generac Power Systems, Inc., Term Loan B, 3.50%, 5/29/20		785	780,337
Intelligrated, Inc., 1st Lien Term Loan, 4.50%, 7/30/18		397	397,496
Mirror Bidco Corp., Term Loan, 5.25%, 12/27/19		567	569,986
Navistar International Corp., Term Loan B, 5.75%, 8/17/17		206	208,490
Rexnord LLC, 1st Lien Term Loan B, 4.00%, 8/20/20		481	475,437
Silver II US Holdings LLC, Term Loan, 4.00%, 12/13/19		292	289,016
Terex Corp., Refinancing Term Loan B, 5.00%, 4/28/17	EUR	34	45,330
Wabash National Corp., Term Loan B, 4.50%, 5/02/19	USD	339	340,023
			4,586,938
Marine — 0.3%
HGIM Corp., Term Loan B, 5.50%, 6/18/20		445	446,113
Media — 14.1%
Advanstar Communications, Inc., 2nd Lien Term Loan, 9.50%, 6/06/20		255	254,363
Capsugel Holdings US, Inc., Term Loan B, 4.25%, 8/01/18		525	528,224
Catalina Marketing Corp., Extended Term Loan B, 5.68%, 9/29/17		508	512,940
Cengage Learning Acquisitions, Inc.:
Non-Extended Term Loan, 4.75%, 7/03/14		226	161,003
Tranche 1 Incremental, 6.00%, 7/03/14		365	258,086
Charter Communications Operating LLC, Term Loan E, 3.00%, 7/01/20		465	459,964
Clear Channel Communications, Inc.:
Term Loan B, 3.83%, 1/29/16		148	137,546
Term Loan C, 3.83%, 1/29/16		42	38,773
Term Loan D, 6.93%, 1/30/19		1,564	1,434,462
Cumulus Media Holdings, Inc., 1st Lien Term Loan, 4.50%, 9/17/18		581	583,593
EMI Music Publishing Ltd., Term Loan B, 4.25%, 6/29/18		357	358,464
Fender Musical Instrument Corp., 2019 Term Loan B, 5.75%, 4/03/19		70	70,058
Foxco Acquisition Sub LLC, Term Loan B, 5.50%, 7/14/17		690	691,935
Getty Images, Inc., Term Loan B, 4.75%, 10/18/19		155	149,439
Gray Television, Inc., Term Loan B, 4.75%, 10/15/19		392	394,689
Hemisphere Media Group, Inc., Term Loan, 6.25%, 7/30/20		505	505,000
Houghton Mifflin Harcourt Publishing Co., DIP Term Loan B, 5.50%, 6/01/18		430	429,563
Hubbard Radio LLC, Term Loan B, 4.50%, 4/29/19		403	404,414
Intelsat Jackson Holdings SA, Term Loan B1, 4.25%, 4/02/18		1,462	1,471,135
Kabel Deutschland GmbH, Term Loan F1, 3.25%, 2/01/19		64	63,896
Lavena Holding 3 GmbH:
Term Loan E2, 4.09%, 3/06/17	EUR	452	589,324
Term Loan E3, 4.09%, 3/06/17		452	589,324

Floating Rate Loan Interests (b)		Par (000)	Value
Media (concluded)
Lions Gate Entertainment Corp., 2nd Lien Term Loan, 5.00%, 7/17/20	USD	150	$150,125
Live Nation Entertainment, Inc., 2020 Term Loan B, 3.50%, 8/16/20		115	115,179
Mediacom LLC, Term Loan E, 4.50%, 10/23/17		485	484,273
NEP Supershooters LP:
2nd Lien Term Loan, 9.50%, 8/18/20		131	134,140
Term Loan, 4.75%, 1/22/20		657	658,013
Nielsen Finance LLC, Term Loan E, 2.94%, 5/02/16		539	540,853
Rentpath, Inc., Term Loan B, 6.25%, 5/29/20		540	529,427
Salem Communications Corp., Term Loan B, 4.50%, 3/16/20		395	396,474
Sinclair Television Group, Inc., Term Loan B, 3.00%, 4/09/20		374	373,127
Springer Science & Business Media Deutschland GmbH, Term Loan B2, 5.00%, 7/31/20		715	708,300
TWCC Holding Corp., 2nd Lien Term Loan, 7.00%, 6/26/20		465	476,625
Univision Communications, Inc., Converted Extended Term Loan, 4.50%, 3/02/20		713	710,637
UPC Financing Partnership, Term Loan AG, 3.88%, 3/26/21	EUR	281	371,088
Virgin Media Investment Holdings Ltd.:
Term Loan B, 3.50%, 6/08/20	USD	935	930,297
Term Loan C, 4.50%, 6/05/20	GBP	650	1,010,186
WC Luxco Sarl, Term Loan B3, 4.25%, 3/15/18	USD	183	183,339
WideOpenWest Finance LLC, Term Loan B, 4.75%, 4/01/19		515	517,852
			18,376,130
Metals & Mining — 4.5%
Ameriforge Group, Inc.:
1st Lien Term Loan, 5.00%, 12/19/19		373	372,894
2nd Lien Term Loan, 8.75%, 12/18/20		185	186,619
API Heat Transfer Inc., Term Loan, 5.25%, 5/03/19		375	370,313
Constellium Holdco BV, Term Loan B, 6.00%, 3/25/20		828	846,553
FMG America Finance, Inc., Term Loan, 5.25%, 10/18/17		1,133	1,136,789
Murray Energy Corp., Term Loan B, 4.75%, 5/24/19		195	194,610
Novelis, Inc., Term Loan, 3.75%, 3/10/17		1,148	1,146,699
SunCoke Energy, Inc., Term Loan B, 4.00%, 7/26/18		137	135,479
Walter Energy, Inc., Term Loan B, 6.75%, 4/02/18		935	890,535
Windsor Financing LLC, Term Loan B, 6.25%, 12/05/17		631	645,739
			5,926,230
Multiline Retail — 3.7%
99¢ Only Stores, Term Loan, 5.25% – 6.25%, 1/11/19		454	457,339
Apex Tool Group LLC, Term Loan B, 4.50%, 1/31/20		484	484,910
BJ’s Wholesale Club, Inc.:
2nd Lien Term Loan, 9.75%, 3/26/20		285	290,523
Replacement Term Loan, 4.25%, 9/26/19		412	411,843
HEMA Holding BV, Extended 2nd Lien Term Loan, 5.88%, 1/05/18	EUR	1,800	2,236,232
JC Penney Corp., Inc., 1st Lien Term Loan, 6.00%, 5/21/18	USD	260	253,391
The Neiman Marcus Group, Inc., Extended Term Loan, 4.00%, 5/16/18		656	655,225
			4,789,463
Oil, Gas & Consumable Fuels — 6.3%
Chesapeake Energy Corp., Unsecured Term Loan, 5.75%, 12/01/17		985	1,003,055
Drillships Financing Holding Inc., Term Loan B2, 5.50%, 7/15/16		840	846,300

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	15

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL) (Percentages shown are based on Net Assets)
Floating Rate Loan Interests (b)		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
EP Energy LLC, Term Loan B3, 3.50%, 5/24/18	USD	440	$437,985
GIM Channelview Cogeneration LLC, Term Loan B, 4.25%, 5/08/20		455	455,760
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		362	361,574
Pacific Drilling SA, Term Loan B, 4.50%, 6/04/18		555	557,081
Panda Temple II Power LCC, Term Loan B, 7.25%, 4/03/19		360	364,500
Philadelphia Energy Solutions LLC, Term Loan B, 6.25%, 4/04/18		374	358,596
Power Team Services LLC, 1st Lien Term Loan, 4.25%, 5/06/20		196	193,356
Power Team Services, LLC, 2nd Lien Term Loan, 8.25%, 11/06/20		105	102,900
Quicksilver Resources, Inc., 2nd Lien Term Loan, 7.00%, 6/21/19		220	209,000
Ruby Western Pipeline Holdings LLC, Term Loan B, 3.50%, 3/27/20		428	426,032
Samson Investment Co., 2nd Lien Term Loan, 6.00%, 9/25/18		295	296,292
State Class Tankers II LLC, Term Loan B, 6.75%, 6/22/20		400	402,000
Tesoro Corp., Term Loan B, 2.51%, 1/29/16		539	539,097
Total Safety US, Inc.:
1st Lien Term Loan, 5.75%, 3/13/20		409	411,531
2nd Lien Term Loan, 9.25%, 9/11/20		155	157,318
Vantage Drilling Co.:
Term Loan, 6.25%, 10/26/17		705	710,260
Term Loan B, 5.75%, 3/22/19		349	351,744
			8,184,381
Paper & Forest Products — 0.2%
NewPage Corp., Exit Term Loan, 7.75%, 12/21/18		314	318,628
Pharmaceuticals — 4.4%
Aptalis Pharma, Inc., Term Loan B, 5.50%, 2/10/17		1,104	1,105,755
Par Pharmaceutical, Refinancing Term Loan B, 4.25%, 9/30/19		1,071	1,065,107
Pharmaceutical Product Development, Inc., Term Loan B, 4.25%, 12/05/18		921	919,627
Quintiles Transnational Corp., Term Loan B, 4.00%, 6/08/18		577	578,457
Valeant Pharmaceuticals International, Inc.:
Series C1 Term Loan B, 4.38%, 12/11/19		609	610,068
Series D1 Term Loan B, 4.38%, 2/13/19		659	660,626
Term Loan E, 4.50%, 8/05/20		438	441,289
Warner Chilcott Corp.:
Incremental Term Loan B1, 4.25%, 3/15/18		101	101,282
Term Loan B1, 4.25%, 3/15/18		233	232,658
			5,714,869
Professional Services — 1.7%
Emdeon Business Services, LLC, Term Loan B2, 3.75%, 11/02/18		724	725,187
ON Assignment, Inc., Refinancing Term Loan B, 3.50%, 4/30/20		248	247,235
SIRVA Worldwide, Inc., Term Loan, 7.50%, 3/27/19		429	427,853
TriNet Group, Inc., Term Loan B2, 5.00%, 8/14/20		260	257,400
Truven Health Analytics, Inc., Term Loan B, 4.50%, 6/01/19		599	600,710
			2,258,385
Real Estate Investment Trusts (REITs) — 0.5%
iStar Financial, Inc., Term Loan, 4.50%, 10/16/17		690	689,623
Real Estate Management & Development — 1.2%
Realogy Corp.:
Extended Letter of Credit, 4.45%, 10/10/16		87	87,811
Extended Term Loan, 4.50%, 3/05/20		1,486	1,494,009
Letter of Credit, 3.20%, 10/10/13		21	20,731
			1,602,551

Floating Rate Loan Interests (b)		Par (000)	Value
Road & Rail — 0.4%
Genesee & Wyoming, Inc., Term Loan A, 2.19%, 9/29/17	USD	244	$243,756
Road Infrastructure Investment LLC, Term Loan B, 6.25%, 3/30/18		229	230,212
			473,968
Semiconductors & Semiconductor Equipment — 0.9%
Freescale Semiconductor, Inc., Term Loan B4, 5.00%, 2/28/20		748	750,527
NXP BV, Term Loan C, 4.75%, 1/11/20		433	438,642
			1,189,169
Software — 4.6%
Blackboard, Inc., Term Loan B2, 6.25%, 10/04/18		115	115,532
BMC Software, Inc., Term Loan, 5.00%, 8/07/20		560	558,835
CompuCom Systems, Inc., Refinancing Term Loan B, 4.25%, 5/11/20		200	198,000
Evertec, Inc., Term Loan B, 3.50%, 4/15/20		245	243,285
GCA Services Group, Inc.:
2nd Lien Term Loan, 9.25%, 10/22/20		220	223,300
Term Loan B, 5.25%, 11/01/19		438	438,517
Infor US, Inc., Term Loan B2, 5.25%, 4/05/18		927	931,597
Kronos, Inc., 2nd Lien Term Loan, 9.75%, 4/30/20		345	356,644
RP Crown Parent LLC, 1st Lien Term Loan, 6.75%, 12/21/18		358	361,334
Sophia LP, Term Loan B, 4.50%, 7/19/18		627	628,739
SS&C Technologies, Inc.:
Term Loan B1, 3.50%, 6/07/19		724	722,695
Term Loan B2, 3.50%, 6/07/19		75	74,762
StoneRiver Holdings, Inc.:
1st Lien Term Loan, 4.50%, 11/20/19		455	452,725
2nd Lien Term Loan, 8.50%, 11/20/20		325	327,632
Websence, Inc.:
2nd Lien Term Loan, 8.25%, 11/24/20		170	169,363
Term Loan B, 4.50%, 6/25/20		185	184,769
			5,987,729
Specialty Retail — 6.4%
Academy Ltd., Term Loan, 4.50%, 8/03/18		788	790,890
Atlantic Aviation FBO, Inc., Term Loan B, 3.25%, 6/01/20		135	133,819
Bass Pro Group LLC, Term Loan, 4.00%, 11/20/19		606	606,227
Burlington Coat Factory Warehouse Corp., Term Loan B2, 4.25%, 2/23/17		152	152,870
David’s Bridal, Inc., Term Loan B, 5.00%, 10/11/19		851	855,020
Equinox Holdings, Inc., Repriced Term Loan B, 4.50% – 5.50%, 1/31/20		454	455,564
The Gymboree Corp., Initial Term Loan, 5.00%, 2/23/18		77	74,156
Harbor Freight Tools USA, Inc., 1st Lien Term Loan, 4.75%, 7/16/19		457	460,659
Jo-Ann Stores, Inc., Term Loan, 4.00%, 3/16/18		282	282,003
Leslie’s Poolmart, Inc., Term Loan B, 5.25%, 10/16/19		698	702,103
Michaels Stores, Inc., Term Loan, 3.75%, 1/28/20		668	670,203
Party City Holdings, Inc., Refinancing Term Loan B, 4.25%, 7/29/19		1,199	1,195,339
Petco Animal Supplies, Inc., Term Loan, 4.00%, 11/24/17		783	785,983
Sprouts Farmers Markets Holdings LLC, Term Loan, 4.00%, 4/23/20		177	177,576
SRAM LLC, Term Loan B, 4.00% – 5.25%, 4/10/20		190	188,452
The Yankee Candle Co., Inc., Term Loan B, 5.25%, 4/02/19		388	390,471
Things Remembered, Inc., Term Loan B, 8.00%, 5/24/18		397	395,226
Toys ‘R’ Us-Delaware, Inc., Term Loan B3, 5.25%, 5/25/18		38	36,159
			8,352,720

See Notes to Financial Statements.

16	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL) (Percentages shown are based on Net Assets)
Floating Rate Loan Interests (b)		Par (000)	Value
Textiles, Apparel & Luxury Goods — 1.3%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18	USD	913	$874,616
PVH Corp., Term Loan B, 3.25%, 2/13/20		309	310,011
True Religion Apparel, Inc., 1st Lien Term Loan, 5.88%, 7/30/19		75	70,735
Wolverine Worldwide, Inc., Term Loan B, 4.00% – 5.25%, 7/31/19		452	454,246
			1,709,608
Thrifts & Mortgage Finance — 0.6%
Insight Global Holdings, Inc., 1st Lien Term Loan, 6.00%, 10/31/19		448	452,228
Ocwen Financial Corp., Term Loan, 5.00%, 2/15/18		374	377,616
			829,844
Trading Companies & Distributors — 0.4%
WESCO Distribution, Inc., Term Loan B, 4.50%, 12/12/19		500	502,505
Wireless Telecommunication Services — 0.8%
Cricket Communications, Inc., Term Loan, 4.75%, 10/10/19		373	373,481
Light Tower Fiber LLC, 1st Lien Term Loan, 4.50%, 4/13/20		610	613,050
			986,531
Total Floating Rate Loan Interests — 130.8%			170,840,061
Warrants (e)	Shares	Value
Mortgage-Backed Securities — 0.0%
HMH Holdings/EduMedia, (Issued/Exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)	1	—
Total Warrants — 0.0%		—
Total Long-Term Investments (Cost — $180,882,576) — 139.6%		$182,349,063

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.04% (f)(g)	1,298,269	1,298,269
Total Short-Term Securities (Cost — $1,298,269) — 1.0%		1,298,269
Total Investments (Cost — $182,180,845) — 140.6%		183,647,332
Liabilities in Excess of Other Assets — (40.6)%		(53,048,156)
Net Assets — 100.0%		$130,599,176

Notes to Schedule of Investments

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.
(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
J.P. Morgan Securities LLC	$788,073	—

(d)	Non-income producing security.
(e)
Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(f)	Investments in issuers considered to be an affiliate of the Fund during the year ended August 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2012	Net Activity	Shares Held at August 31, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	2,326,441	(1,028,172)	1,298,269	$849	$6

(g)	Represents the current yield as of report date.
•	Foreign currency exchange contracts as of August 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	552,624	EUR	414,000	Barclays Bank PLC	9/25/13	$5,423
USD	4,020,240	EUR	2,992,000	UBS Securities LLC	9/25/13	65,591
USD	96,098	CAD	100,000	JPMorgan Chase Bank N.A.	10/22/13	1,271
USD	2,162,479	GBP	1,434,000	Deutsche Bank AG	10/22/13	(58,967)
Total						$13,318

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	17

Schedule of Investments (continued)	BlackRock Defined Opportunity Credit Trust (BHL)

•	Credit default swaps — buy protection outstanding as of August 31, 2013 were as follows:

Issuer/Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)	Market Value	Unrealized Appreciation
Markit CDX North American HY Index Series 20, Version 1	5.00%	Chicago Mercantile Exchange	6/20/18	USD 1,000	$(39,425)	$11,396

•	Credit default swaps — sold protection outstanding as of August 31, 2013 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/15	CCC-	USD	124	$(23,614)	$(35,690)	$12,076
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/15	CCC-	USD	34	(6,547)	(8,578)	2,031
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/16	CCC-	USD	49	(11,117)	(11,828)	711
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/16	CCC-	USD	49	(11,118)	(11,829)	711
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/16	CCC-	USD	143	(32,263)	(32,719)	456
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	6/20/16	CCC-	USD	190	(49,501)	(46,132)	(3,369)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/17	CCC-	USD	89	(31,711)	(24,760)	(6,951)
Caesars Entertainment Operating Co., Inc.	5.00%	Deutsche Bank AG	6/20/17	CCC-	USD	127	(48,816)	(37,427)	(11,389)

Total							$(214,687)	$(208,963)	$(5,724)
[1]	Using S&P’s rating of the issuer.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of agreement.

•
For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

18	ANNUAL REPORT	AUGUST 31, 2013

Schedule of Investments (concluded)	BlackRock Defined Opportunity Credit Trust (BHL)

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments
Asset-Backed Securities	—	—	$4,422,403	$4,422,403
Common Stocks	—	$906,055	—	906,055
Corporate Bonds	—	6,180,544	—	6,180,544
Floating Rate Loan Interests	—	148,899,653	21,940,408	170,840,061
Short-Term Securities	$1,298,269	—	—	1,298,269
Unfunded Loan Commitments	—	4,702	—	4,702
Total	$1,298,269	$155,990,954	$26,362,811	$183,652,034

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$27,381	—	$27,381
Foreign currency exchange contracts	—	72,285	—	72,285
Liabilities:
Credit contracts	—	(21,709)	—	(21,709)
Foreign currency exchange contracts	—	(58,967)	—	(58,967)
Total	—	$18,990	—	$18,990
[1]	Derivative financial instruments are swaps and foreign currency exchange contracts. Swaps and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$973,373	—	—	$973,373
Cash pledged for centrally cleared swaps	60,000			60,000
Foreign currency at value	32,152	—	—	32,152
Liabilities:
Loan payable	—	$(49,000,000)	—	(49,000,000)
Total	$1,065,525	$(49,000,000)	—	$(47,934,475)

There were no transfers between Level 1 and Level 2 during the year ended August 31, 2013.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Floating Rate Loan Interests	Total
Assets:
Opening Balance, as of August 31, 2012	$3,427,772	$10,204,028	$13,631,800
Transfers into Level 3[2]	—	2,501,855	2,501,855
Transfers out of Level 3[3]	—	(2,409,657)	(2,409,657)
Accrued discounts/premiums	21,481	36,632	58,113
Net realized gain (loss)	175,097	136,297	311,394
Net change in unrealized appreciation/depreciation[4]	205,027	(53,243)	151,784
Purchases	2,828,104	18,959,881	21,787,985
Sales	(2,235,078)	(7,435,385)	(9,670,463)
Closing Balance, as of August 31, 2013	$4,422,403	$21,940,408	$26,362,811
[2]	As of August 31, 2012, the Fund used observable inputs in determining the value of certain investments. As of August 31, 2013, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $2,501,855 transferred from Level 2 to Level 3 in the disclosure hierarchy.
[3]	As of August 31, 2012, the Fund used significant unobservable inputs in determining the value of certain investments. As of August 31, 2013, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $2,409,657 transferred from Level 3 to Level 2 in the disclosure hierarchy.
[4]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of August 31, 2013 was $220,533.

Certain of the Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	19

Consolidated Schedule of Investments August 31, 2013	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Asset-Backed Securities (a)(c)		Par (000)	Value
ALM Loan Funding (b):
Series 2013-7R2A, Class B, 2.86%, 4/24/24	USD	775	$740,125
Series 2013-7RA, Class C, 3.71%, 4/24/24		2,125	2,005,575
Series 2013-7RA, Class D, 5.26%, 4/24/24		900	826,650
Apidos CDO XI, Series 2012-11A, Class D, 4.52%, 1/17/23		675	670,613
Atrium CDO Corp., Series 9A, Class D, 3.76%, 2/28/24		1,100	1,045,550
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-4A, Class D, 4.77%, 1/20/25		700	702,478
Series 2013-1A, Class C, 4.26%, 2/14/25		250	245,975
Cavalry CLO Ltd., Series 2A, Class D, 4.27%, 1/17/24		500	486,250
Cent CLO LP, Series 2013-17A, Class C, 3.77%, 1/30/25		500	475,500
Fraser Sullivan CLO VII Ltd., Series 2012-7A, Class C, 4.27%, 4/20/23		950	937,080
Highbridge Loan Management Ltd., Series 2012-1A, Class C, 5.27%, 9/20/22		1,500	1,506,000
LCM XI LP, Series 11A, Class D2, 4.22%, 4/19/22		1,625	1,592,500
Madison Park Funding I Ltd., Series 2013-11A, Class D, 3.76%, 10/23/25 (b)		370	352,240
Marea CLO Ltd., Series 2012-1A, Class D, 4.82%, 10/16/23		1,650	1,655,758
Mt. Wilson CLO Ltd., 1.02%, 7/15/18		750	727,500
North End CLO Ltd. 2013-1, 3.73%, 7/17/25		750	712,350
Octagon Investment Partners XVII Ltd., 3.47%, 10/25/25		1,000	937,890
OZLM Funding III Ltd., Series 2013-3A, Class C, 4.17%, 1/22/25		500	488,750
OZLM Funding Ltd., Series 2012-2A, Class C, 4.62%, 10/30/23		500	498,400
Race Point VI CLO Ltd., Series 2012-6A, Class D, 4.76%, 5/24/23		1,075	1,077,150
Regatta Funding LP, Series 2013-2A, Class C, 4.27%, 1/15/25		500	492,100
Symphony CLO X Ltd., Series 2012-10A, Class D, 5.51%, 7/23/23		1,500	1,511,250
West CLO Ltd., Series 2012-1A, Class C, 5.02%, 10/30/23		1,385	1,393,449
Total Asset-Backed Securities — 3.7%			21,081,133

Common Stocks (d)		Shares
Chemicals — 0.0%
GEO Specialty Chemicals, Inc.		23,849	19,079
Diversified Financial Services — 0.2%
Kcad Holdings I Ltd.		217,833,983	1,100,062
Electrical Equipment — 0.0%
Medis Technologies Ltd.		260,833	3
Metals & Mining — 0.0%
Euramax International		468	93,500
Paper & Forest Products — 0.4%
Ainsworth Lumber Co. Ltd.		393,892	1,084,484
Ainsworth Lumber Co. Ltd. (a)		346,000	1,003,400
Western Forest Products, Inc.		84,448	113,848
			2,201,732
Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp.		1,860	39,971
Software — 0.3%
HMH Holdings/EduMedia		64,670	1,948,174
Total Common Stocks — 0.9%			5,402,521

Corporate Bonds		Par (000)	Value
Airlines — 0.5%
Delta Air Lines Pass-Through Trust, Series 2009-1, Class B, 9.75%, 6/17/18	USD	198	$216,647
US Airways Pass-Through Trust, Series 2012-2, Class C, 5.45%, 6/03/18		2,605	2,429,162
			2,645,809
Auto Components — 0.4%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18		2,085	2,194,462
Capital Markets — 0.0%
E*Trade Financial Corp., 0.00%, 8/31/19 (a)(e)(f)		129	175,118
Chemicals — 0.6%
GEO Specialty Chemicals, Inc., 7.50%, 3/31/15		1,559	3,258,494
Commercial Services & Supplies — 0.3%
AWAS Aviation Capital Ltd., 7.00%, 10/17/16 (a)		1,158	1,198,778
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (a)		52	55,705
UR Merger Sub Corp., 5.75%, 7/15/18		350	373,625
			1,628,108
Communications Equipment — 0.4%
Avaya, Inc., 7.00%, 4/01/19 (a)		787	720,105
Zayo Group LLC/Zayo Capital, Inc., 8.13%, 1/01/20		1,470	1,594,950
			2,315,055
Construction & Engineering — 0.1%
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (a)		335	336,675
Consumer Finance — 0.3%
Inmarsat Finance PLC, 7.38%, 12/01/17 (a)		1,550	1,612,000
Diversified Financial Services — 0.9%
Ally Financial, Inc.:
7.50%, 12/31/13		20	20,350
2.47%, 12/01/14		1,950	1,950,971
2.95%, 7/18/16		2,750	2,767,435
7.50%, 9/15/20		160	180,000
8.00%, 11/01/31		360	414,000
			5,332,756
Energy Equipment & Services — 0.1%
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (a)		439	468,633
Health Care Equipment & Supplies — 0.1%
DJO Finance LLC/DJO Finance Corp., 7.75%, 4/15/18		305	299,663
Health Care Technology — 0.7%
IMS Health, Inc., 12.50%, 3/01/18 (a)		3,540	4,177,200
Hotels, Restaurants & Leisure — 0.3%
Little Traverse Bay Bands of Odawa Indians, 9.00%, 8/31/20 (a)		948	929,040
Travelport LLC/Travelport Holdings, Inc., 6.40%, 3/01/16 (a)(c)		659	639,544
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/14 (d)(g)		120	—
			1,568,584
Household Durables — 0.1%
Beazer Homes USA, Inc., 6.63%, 4/15/18		790	832,462
Household Products — 0.1%
Spectrum Brands, Inc., 9.50%, 6/15/18		505	555,500
Independent Power Producers & Energy Traders — 0.7%
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.:
10.00%, 12/01/20		2,895	3,050,606
10.00%, 12/01/20 (a)		1,115	1,172,144
			4,222,750

See Notes to Financial Statements.

20	ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Media — 0.4%
Checkout Holding Corp., 9.91%, 11/15/15 (a)(e)	USD	906	$731,595
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (a)		996	1,078,867
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (a)		514	520,425
			2,330,887
Metals & Mining — 0.0%
RathGibson, Inc., 11.25%, 2/15/14 (d)(g)		1,390	—
Oil, Gas & Consumable Fuels — 0.1%
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19		635	674,688
Total Corporate Bonds — 6.1%			34,628,844

Floating Rate Loan Interests (c)
Aerospace & Defense — 2.3%
DigitalGlobe, Inc., Term Loan B, 3.75%, 1/31/20		2,234	2,249,058
DynCorp International LLC, Term Loan B, 6.25%, 7/07/16		1,174	1,181,980
The SI Organization, Inc., Term Loan B, 5.50%, 11/22/16		1,695	1,648,226
Spirit Aerosystems, Inc., Term Loan B, 3.75%, 4/18/19		1,580	1,589,875
Transdigm, Inc., Term Loan C, 3.75%, 2/28/20		896	894,255
TransUnion LLC, Term Loan, 4.25%, 2/10/19		5,491	5,521,931
			13,085,325
Airlines — 1.4%
Delta Air Lines, Inc.:
Term Loan, 3.52%, 9/16/15		1,450	1,399,551
Term Loan B1, 4.00%, 10/18/18		2,227	2,231,588
Northwest Airlines, Inc., Term Loan:
2.30%, 3/10/17		521	482,109
2.30%, 3/10/17		523	483,754
1.68%, 9/10/18		443	391,856
1.68%, 9/10/18		438	387,799
1.68%, 9/10/18		435	385,366
US Airways Group, Inc., Term Loan B1, 4.25%, 5/23/19		2,025	1,995,901
			7,757,924
Auto Components — 4.7%
Affinia Group Intermediate Holdings, Inc., Term Loan B2, 4.75%, 4/27/20		1,580	1,580,000
Armored Autogroup Inc., Term Loan B, 6.00%, 11/04/16		254	247,989
Autoparts Holdings Ltd., 1st Term Loan, 6.50%, 7/28/17		2,797	2,685,121
Federal-Mogul Corp.:
Term Loan B, 2.12% – 2.13%, 12/29/14		6,890	6,709,584
Term Loan C, 2.12% – 2.13%, 12/28/15		5,511	5,366,054
FleetPride Corp., 1st Lien Term Loan, 5.25%, 11/19/19		1,567	1,512,276
The Goodyear Tire & Rubber Co., 2nd Lien Term Loan, 4.75%, 4/30/19		5,015	5,040,928
GPX International Tire Corp. (d)(g):
PIK Term Loan, 13.00%, 12/31/49		18	—
Term Loan, 12.25%, 12/31/49		1,097	—
Schaeffler AG, Term Loan C, 4.25%, 1/27/17		35	35,054
Transtar Holding Co., 1st Lien Term Loan, 5.50%, 10/09/18		2,134	2,144,544
UCI International, Inc., New Term Loan B, 5.50%, 7/26/17		1,463	1,466,156
			26,787,706
Biotechnology — 0.2%
Grifols, Inc., Term Loan B, 4.25%, 6/01/17		1,423	1,430,808

Floating Rate Loan Interests (c)		Par (000)	Value
Building Products — 1.6%
Armstrong World Industries, Inc., Term Loan B, 3.50%, 3/16/20	USD	1,142	$1,138,140
Continental Building Products LLC, 1st Lien Term Loan, 4.50%, 8/14/20		805	803,656
CPG International, Inc., Term Loan, 5.75%, 9/18/19		3,583	3,609,797
Wilsonart International Holdings LLC, Term Loan B, 4.00%, 10/31/19		3,438	3,408,367
			8,959,960
Capital Markets — 1.4%
American Capital Holdings, Inc., Term Loan, 4.00%, 8/22/16		3,484	3,495,602
HarbourVest Partners LLC, Term Loan B, 4.75%, 11/21/17		1,432	1,439,622
KCG Holdings, Inc., Term Loan B, 5.75%, 12/05/17		1,900	1,891,697
Nuveen Investments, Inc.:
2nd Lien Term Loan, 6.50%, 2/28/19		488	485,155
Term Loan, 4.18%, 5/15/17		697	693,448
			8,005,524
Chemicals — 4.8%
Allnex (Luxembourg) & Cy SCA:
2nd Lien Term Loan, 8.25%, 4/03/20		540	553,500
Term Loan B1, 4.50%, 10/03/19		1,116	1,115,975
Term Loan B2, 4.50%, 10/03/19		579	579,026
American Rock Salt Holdings LLC, Term Loan, 5.50%, 4/25/17		971	969,716
Chemtura Corp., Exit Term Loan B, 5.50%, 8/27/16		1,933	1,944,204
Evergreen Acqco 1 LP, Term Loan, 5.00%, 7/09/19		2,080	2,090,186
General Chemical Corp., Term Loan, 5.00% – 5.75%, 10/06/15		1,138	1,140,780
INEOS US Finance LLC:
3 year Term Loan, 3.25%, 5/04/15		384	384,563
6 Year Term Loan, 4.00%, 5/04/18		1,124	1,114,525
MacDermid, Inc.:
1st Lien Term Loan, 4.00%, 6/08/20		1,555	1,555,980
2nd Lien Term Loan, 7.75%, 12/07/20		365	368,650
Nexeo Solutions LLC, Term Loan B, 5.00%, 9/08/17		2,479	2,456,588
OXEA Finance LLC:
2nd Lien Term Loan, 8.25%, 7/15/20		1,365	1,361,164
Term Loan B2, 4.25%, 1/15/20		2,550	2,545,742
Royal Adhesives and Sealants LLC, 1st Lien Term Loan, 5.50%, 7/31/18		700	707,000
Tata Chemicals North America, Inc., Term Loan B, 3.75%, 8/15/20		590	589,263
Tronox Pigments (Netherlands) BV, Term Loan, 4.50%, 3/19/20		3,022	3,050,545
Univar, Inc., Term Loan B, 5.00%, 6/30/17		1,796	1,750,146
US Coatings Acquisition, Inc., Term Loan, 4.75%, 2/03/20		3,187	3,207,728
			27,485,281
Commercial Services & Supplies — 4.6%
ADS Waste Holdings, Inc., Term Loan B, 4.25%, 10/09/19		3,966	3,969,464
ARAMARK Corp.:
Extended Letter of Credit, 3.65%, 7/26/16		32	32,280
Extended Letter of Credit, 3.65%, 7/26/16		46	46,244
AWAS Finance Luxembourg 2012 SA, Term Loan, 3.50%, 7/16/18		1,241	1,245,089
Catalent Pharma Solutions, Inc., Term Loan, 6.50%, 12/29/17		500	501,565
Garda World Security Corp., Term Loan B, 4.50%, 11/13/19		705	709,960
Interactive Data Corp., Term Loan B, 3.75%, 2/11/18		3,837	3,826,602
KAR Auction Services, Inc., Term Loan B, 3.75%, 5/19/17		2,434	2,440,833
Learning Care Group (US) No. 2, Inc., Term Loan B, 6.00%, 5/08/19		1,150	1,146,171

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	21

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)		Par (000)	Value
Commercial Services & Supplies (concluded)
Livingston International, Inc.:
1st Lien Term Loan, 5.00%, 4/16/19	USD	1,360	$1,353,200
2nd Lien Term Loan, 9.00%, 4/16/20		895	898,732
Progressive Waste Solutions Ltd., Term Loan B, 3.50%, 10/24/19		1,343	1,346,608
Protection One, Inc., Term Loan, 4.25%, 3/21/19		2,429	2,447,481
Spin Holdco, Inc., Term Loan B, 4.25%, 11/14/19		3,150	3,152,961
West Corp., Term Loan B8, 3.75%, 6/29/18		3,003	3,003,229
			26,120,419
Communications Equipment — 3.1%
Alcatel-Lucent USA, Inc.:
Term Loan C, 5.75%, 1/30/19		3,716	3,731,450
Term Loan D, 6.25%, 1/30/19	EUR	1,050	1,390,491
Arris Group, Inc., Term Loan B, 3.50%, 4/17/20	USD	768	757,514
Avaya, Inc.:
Extended Term Loan B3, 4.76%, 10/26/17		2,540	2,256,372
Term Loan B5, 8.00%, 3/30/18		644	607,644
CommScope, Inc., Term Loan, 3.75%, 1/12/18		1,949	1,958,747
Riverbed Technology, Inc., Term Loan, 4.00%, 12/18/19		1,580	1,590,874
Telesat Canada, Term Loan A, 4.38%, 3/24/17	CAD	2,438	2,308,370
Zayo Group LLC/Zayo Capital, Inc., Term Loan B, 4.50%, 7/02/19	USD	2,852	2,859,132
			17,460,594
Construction & Engineering — 1.2%
BakerCorp International, Inc., Term Loan, 4.25%, 2/14/20		1,696	1,688,748
Centaur LLC:
1st Lien Term Loan, 5.25%, 2/15/19		2,494	2,508,289
2nd Lien Term Loan, 8.75%, 2/15/20		1,230	1,239,225
United States Infrastructure Corp., 1st Lien Term Loan, 4.75%, 7/10/20		1,175	1,175,587
			6,611,849
Construction Materials — 1.3%
HD Supply, Inc., Senior Debt B, 4.50%, 10/12/17		7,513	7,529,817
Consumer Finance — 0.4%
Springleaf Financial Funding Co., Term Loan, 5.50%, 5/10/17		2,222	2,221,844
Containers & Packaging — 1.7%
Clondalkin Acquisitions B.V., 1st Lien Term Loan B, 5.75%, 5/29/20		1,035	1,037,588
Pact Group Pty Ltd., Term Loan B, 3.75%, 5/29/20		4,385	4,335,669
Polarpak, Inc., 1st Lien Canadian Borrower, 4.50%, 6/05/20		776	777,595
Sealed Air Corp., Term Loan, 4.00%, 10/03/18		1,656	1,668,276
Tekni-Plex, Inc., Term Loan B, 5.50% – 6.50%, 8/25/19		1,725	1,716,375
WNA Holdings Inc., 1st Lien US Borrower, 4.50%, 6/05/20		421	422,397
			9,957,900
Distributors — 1.3%
ABC Supply Co., Inc., Term Loan, 3.50%, 4/16/20		5,035	5,002,273
Crossmark Holdings, Inc., Term Loan, 4.50%, 12/20/19		1,025	1,019,090
VWR Funding, Inc., Extended Add-on Term Loan, 4.18%, 4/03/17		1,204	1,203,950
			7,225,313
Diversified Consumer Services — 2.3%
Bright Horizons Family Solutions, Inc., Term Loan B, 4.00% – 5.25%, 1/30/20		2,811	2,812,280
Doncaster US Finance LLC, Term Loan, 5.50%, 4/09/20		913	920,699
Education Management LLC, Term Loan C3, 8.25%, 3/29/18		238	226,525

Floating Rate Loan Interests (c)		Par (000)	Value
Diversified Consumer Services (concluded)
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/18/18	USD	2,157	$2,148,455
ROC Finance LLC, Term Loan, 5.00%, 5/15/19		1,080	1,081,350
ServiceMaster Co., Term Loan, 4.25%, 1/31/17		3,451	3,345,696
Weight Watchers International, Inc., Term Loan B2, 3.75%, 4/02/20		2,833	2,783,778
			13,318,783
Diversified Financial Services — 2.0%
ION Trading Technologies Sarl:
1st Lien Term Loan, 4.50%, 5/22/20		1,740	1,738,921
2nd Lien Term Loan, 8.25%, 5/21/21		365	364,774
Kasima LLC, Term Loan B, 3.25%, 5/17/21		1,915	1,911,419
Reynolds Group Holdings Inc., Dollar Term Loan, 4.75%, 9/28/18		3,286	3,305,478
RPI Finance Trust, Incremental Tranche 2, 4.00%, 11/09/18		397	397,885
WMG Acquisition Corp., Term Loan, 3.75%, 7/01/20		3,495	3,484,795
			11,203,272
Diversified Telecommunication Services — 4.4%
Consolidated Communications, Inc., Term Loan B3, 5.25%, 12/31/18		3,900	3,936,479
Hawaiian Telcom Communications, Inc., Term Loan B, 5.00%, 6/06/19		2,738	2,741,805
Integra Telecom, Inc.:
1st Lien Term Loan, 5.25%, 2/22/19		2,035	2,052,705
2nd Lien Term Loan, 9.75%, 2/21/20		1,070	1,098,088
Level 3 Financing, Inc.:
2016 Term Loan, 4.00%, 1/15/20		2,595	2,592,846
2019 Term Loan B, 4.00%, 8/01/19		1,085	1,082,971
Term Loan, 4.75%, 8/01/19		6,840	6,832,818
Syniverse Holdings, Inc., Term Loan B, 4.00%, 4/23/19		2,000	2,008,760
US Telepacific Corp., Term Loan B, 5.75%, 2/23/17		3,086	3,076,154
			25,422,626
Electronic Equipment, Instruments & Components — 0.4%
CDW LLC, Term Loan, 3.50%, 4/29/20		2,294	2,267,476
Energy Equipment & Services — 0.9%
Dynegy Holdings, Inc., Term Loan B2, 4.00%, 4/23/20		1,840	1,827,727
MEG Energy Corp., Refinancing Term Loan, 3.75%, 3/31/20		1,593	1,594,855
Tervita Corp., Term Loan, 6.25%, 5/15/18		804	795,361
Unifrax Corp., Term Loan, 4.25%, 11/28/18		960	961,615
			5,179,558
Food & Staples Retailing — 1.8%
Alliance Boots Holdings Ltd., Term Loan B1, 3.48%, 7/09/15	GBP	3,250	4,977,095
Rite Aid Corp.:
2nd Lien Term Loan, 5.75%, 8/21/20	USD	1,040	1,065,678
Term Loan 6, 4.00%, 2/21/20		873	873,904
Supervalu, Inc., Refinancing Term Loan B, 5.00%, 3/21/19		2,263	2,267,961
US Foods, Inc., Refinancing Term Loan, 4.50%, 3/29/19		865	865,718
			10,050,356
Food Products — 3.5%
AdvancePierre Foods, Inc., Term Loan, 5.75%, 7/10/17		2,348	2,368,019
CTI Foods Holding Co, LLC, 1st Lien Term Loan, 4.50%, 6/29/20		1,135	1,123,650
Del Monte Foods Co., Term Loan, 4.00%, 3/08/18		2,723	2,720,990
Dole Food Co., Inc., Term Loan, 3.75% – 5.00%, 4/01/20		3,022	3,017,015
GFA Brands, Inc., Term Loan B, 5.00%, 7/09/20		495	495,208

See Notes to Financial Statements.

22	ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)		Par (000)	Value
Food Products (concluded)
H.J. Heinz Company, Term Loan B1, 3.25%, 6/07/19	USD	315	$315,885
Michael Foods Group, Inc., Term Loan, 4.25%, 2/23/18		653	656,763
Performance Food Group Co., 2nd Lien Term Loan, 6.25%, 11/14/19		2,960	2,923,000
Pinnacle Foods Finance LLC, Term Loan G, 3.25%, 4/29/20		3,042	3,009,426
Reddy Ice Group, Inc.:
1st Lien Term Loan, 6.75% – 7.75%, 3/28/19		2,489	2,482,541
2nd Lien Term Loan, 10.75%, 11/01/19		1,195	1,177,075
			20,289,572
Health Care Equipment & Supplies — 5.1%
Arysta LifeScience Corp.:
1st Lien Term Loan, 4.50%, 5/29/20		4,110	4,106,589
2nd Lien Term Loan, 8.25%, 11/30/20		1,675	1,669,422
Biomet, Inc., Extended Term Loan B, 3.93% – 4.02%, 7/25/17		1,905	1,908,402
Capital Safety North America Holding, Inc., Term Loan, 4.50%, 1/21/19		1,545	1,539,701
DJO Finance LLC, Term Loan B3, 4.75%, 9/15/17		4,590	4,613,408
Faenza Acquisition Gmbh, Term Loan B, 4.25%, 8/14/20		1,675	1,675,703
Fresenius SE, Term Loan B, 2.25%, 8/01/19		2,710	2,709,160
Hologic Inc., Term Loan B, 3.75%, 8/01/19		3,628	3,638,319
IASIS Healthcare LLC, Term Loan B2, 4.50%, 5/03/18		436	438,360
Immucor, Inc., Refinancing Term Loan B2, 5.00%, 8/17/18		3,572	3,585,144
LHP Hospital Group, Inc., Term Loan, 9.00%, 7/03/18		926	916,394
Onex Carestream Finance LP:
1st Lien Term Loan, 5.00%, 6/07/19		1,350	1,360,125
2nd Lien Term Loan, 9.50%, 6/07/19		1,070	1,060,637
			29,221,364
Health Care Providers & Services — 5.0%
American Renal Holdings, Inc.:
1st Lien Term Loan, 4.50%, 9/20/19		2,883	2,857,551
2nd Lien Term Loan, 8.50%, 2/14/20		1,795	1,772,562
Ardent Medical Services, Inc., Term Loan, 6.75%, 7/02/18		1,154	1,151,315
CHG Buyer Corp., 1st Lien Term Loan, 5.00%, 11/19/19		1,779	1,790,813
ConvaTec, Inc., Term Loan, 5.00%, 12/22/16		2,440	2,450,051
DaVita, Inc.:
Term Loan B, 4.50%, 10/20/16		3,852	3,875,777
Term Loan B2, 4.00%, 11/01/19		1,774	1,780,013
Envision Healthcare Corp., Term Loan, 4.00%, 5/25/18		1,931	1,935,207
Genesis HealthCare Corp., Term Loan B, 10.00%, 9/25/17		1,275	1,310,358
HCA, Inc.:
Extended Term Loan B4, 2.93%, 5/01/18		1,139	1,137,297
Term Loan B5, 3.03%, 3/31/17		827	826,189
Ikaria Acquisition, Inc.:
1st Lien Term Loan, 7.25%, 7/03/18		625	626,175
2nd Lien Term Loan, 11.00%, 7/03/19		420	420,000
inVentiv Health, Inc.:
Combined Term Loan, 7.50%, 8/04/16		1,008	982,831
Incremental Term Loan B3, 7.75%, 5/15/18		1,105	1,082,781
Surgical Care Affiliates, Inc., Class C Incremental Term Loan, 4.25%, 6/29/18		1,865	1,865,000
US Renal Care, Inc., Incremental 1st Lien Term Loan, 5.25%, 7/03/19		2,116	2,115,561
Vanguard Health Holdings Co. II LLC, Term Loan B, 3.75%, 1/29/16		740	739,233
			28,718,714

Floating Rate Loan Interests (c)		Par (000)	Value
Health Care Technology — 0.8%
IMS Health, Inc., Term Loan B1, 3.75%, 9/01/17	USD	3,205	$3,207,418
Kinetic Concepts, Inc., Term Loan D1, 4.50%, 5/04/18		530	530,663
MedAssets, Inc., Term Loan B, 4.00%, 12/13/19		1,011	1,011,788
			4,749,869
Hotels, Restaurants & Leisure — 8.3%
Bally Technologies, Inc., Term Loan B, 4.25%, 8/31/20		3,070	3,064,259
Boyd Gaming Corp., Term Loan B, 4.00%, 8/14/20		1,195	1,196,482
Bronco Midstream Funding LLC, Term Loan B, 5.00%, 8/17/20		3,280	3,271,800
Caesars Entertainment Operating Co., Inc.:
Extended Term Loan B6, 5.43%, 1/26/18		555	498,423
Term Loan, 9.25%, 4/25/17		1,389	1,395,945
Drumm Investors LLC, Term Loan, 5.00%, 5/04/18		1,630	1,553,456
Four Seasons Holdings, Inc., 2nd Lien Term Loan, 6.25%, 12/28/20		1,435	1,456,525
Harrah’s Property Co., Mezzanine Term Loan, 3.68%, 2/13/14		13,473	12,819,559
MGM Resorts International, Term Loan B, 3.50%, 12/20/19		2,376	2,366,582
OSI Restaurant Partners LLC, Term Loan, 3.50%, 10/25/19		1,055	1,052,363
Pinnacle Entertainment, Inc., Term Loan B2, 3.75%, 8/13/20		2,275	2,280,665
Playa Resorts Holding BV, Term Loan B, 4.75%, 8/06/19		1,780	1,785,198
Sabre, Inc., Term Loan B, 5.25%, 2/19/19		1,403	1,415,478
Six Flags Theme Parks, Inc., Term Loan B, 4.00% – 5.25%, 12/20/18		1,152	1,160,765
Station Casinos, Inc., Term Loan B, 5.00%, 3/01/20		5,267	5,301,930
Travelport LLC:
2nd Lien Term Loan 1, 9.50%, 1/29/16		1,057	1,093,688
Refinancing Term Loan, 6.25%, 6/26/19		1,385	1,398,157
Twin River Worldwide Holdings, Inc., Term Loan B, 5.25%, 11/10/18		2,471	2,488,338
Wendy’s International, Inc., Term Loan B, 3.25%, 5/15/19		1,651	1,645,618
			47,245,231
Household Products — 1.3%
Prestige Brands, Inc., Term Loan, 3.75%, 1/31/19		1,999	2,010,071
Spectrum Brands, Inc.:
Term Loan, 4.50%, 12/17/19		3,605	3,626,398
Term Loan A, 3.00%, 9/07/17		1,040	1,038,950
Term Loan C, 3.50%, 9/04/19		205	204,955
Waddington North America Holdings, Inc., 2nd Lien Term Loan, 8.50%, 12/07/20		410	412,050
			7,292,424
Independent Power Producers & Energy Traders — 1.8%
The AES Corp., Refinancing Term Loan B, 3.75%, 6/01/18		3,057	3,072,291
Calpine Corp., Term Loan B1, 4.00%, 4/02/18		926	927,133
La Frontera Generation LLC, Term Loan, 4.50%, 9/30/20		4,725	4,727,977
Star West Generation LLC, Term Loan B, 4.25%, 3/13/20		1,776	1,788,866
			10,516,267
Industrial Conglomerates — 0.8%
Sequa Corp., Term Loan B, 5.25%, 6/19/17		4,570	4,585,092
Insurance — 2.3%
Alliant Holdings I, Inc., Term Loan B, 5.00%, 12/20/19		1,831	1,836,530
Asurion LLC, Term Loan B1, 4.50%, 5/24/19		2,836	2,799,112
CNO Financial Group, Inc.:
Term Loan B1, 3.00%, 9/28/16		1,530	1,532,739
Term Loan B2, 3.75%, 9/20/18		2,267	2,270,401

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	23

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)		Par (000)	Value
Insurance (concluded)
Cooper Gay Swett & Crawford Ltd.:
1st Lien Term Loan, 5.00%, 4/16/20	USD	1,845	$1,854,225
2nd Lien Term Loan, 8.25%, 10/16/20		860	870,750
Cunningham Lindsey US, Inc., 1st Lien Term Loan, 5.00%, 12/10/19		1,592	1,572,100
National Financial Partners Corp., Term Loan, 5.25%, 7/01/20		565	568,181
			13,304,038
Internet Software & Services — 0.3%
Web.com Group, Inc., Term Loan B, 4.50%, 10/27/17		1,428	1,432,562
IT Services — 4.1%
CCC Information Services, Inc., Term Loan, 4.00%, 12/20/19		925	921,880
Ceridian Corp., Term Loan B, 4.43%, 5/09/17		3,873	3,869,239
First Data Corp.:
2018 Term Loan, 4.18%, 9/24/18		1,740	1,718,250
Extended 2018 Term Loan B, 4.18%, 3/23/18		9,919	9,814,735
Genpact International, Inc., Term Loan B, 3.50%, 8/30/19		2,882	2,883,561
InfoGroup, Inc., Term Loan, 8.00%, 5/25/18		1,015	910,540
Moneygram International, Inc., Term Loan B, 4.25%, 3/27/20		1,367	1,369,991
SunGard Data Systems, Inc.:
Term Loan D, 4.50%, 1/31/20		1,159	1,168,576
Term Loan E, 4.00%, 3/09/20		648	652,226
			23,308,998
Leisure Equipment & Products — 0.2%
FGI Operating Co. LLC, Term Loan, 5.50%, 4/19/19		888	890,388
Life Sciences Tools & Services — 0.2%
Patheon, Inc., Term Loan, 7.25%, 12/06/18		1,201	1,209,932
Machinery — 3.5%
Alliance Laundry Systems LLC:
2nd Lien Term Loan, 9.50%, 12/10/19		573	576,307
Refinancing Term Loan, 4.25%, 12/07/18		955	955,844
Gardner Denver, Inc.:
EUR Term Loan, 4.75%, 7/30/20	EUR	1,237	1,630,277
Term Loan, 4.25%, 7/30/20	USD	3,329	3,310,592
Generac Power Systems, Inc., Term Loan B, 3.50%, 5/29/20		3,435	3,414,596
Intelligrated, Inc., 1st Lien Term Loan, 4.50%, 7/30/18		1,985	1,987,481
Mirror Bidco Corp., Term Loan, 5.25%, 12/27/19		2,453	2,464,939
Navistar International Corp., Term Loan B, 5.75%, 8/17/17		904	916,773
Rexnord LLC, 1st Lien Term Loan B, 4.00%, 8/20/20		1,730	1,710,634
Silver II US Holdings LLC, Term Loan, 4.00%, 12/13/19		1,286	1,273,727
Terex Corp., Refinancing Term Loan B, 5.00%, 4/28/17	EUR	153	203,982
Wabash National Corp., Term Loan B, 4.50%, 5/02/19	USD	1,494	1,498,055
			19,943,207
Marine — 0.3%
HGIM Corp., Term Loan B, 5.50%, 6/18/20		1,945	1,949,862
Media — 13.1%
Advanstar Communications, Inc., 2nd Lien Term Loan, 9.50%, 6/06/20		1,125	1,122,187
Capsugel Holdings US, Inc., Term Loan B, 4.25%, 8/01/18		2,303	2,319,642
Catalina Marketing Corp., Extended Term Loan B, 5.68%, 9/29/17		2,217	2,238,806
Cengage Learning Acquisitions, Inc.:
Non Extended Term Loan, 4.75%, 7/03/14		781	557,108
Tranche 1 Incremental, 6.00%, 7/03/14		1,708	1,206,017

Floating Rate Loan Interests (c)		Par (000)	Value
Media (concluded)
Charter Communications Operating LLC, Term Loan E, 3.00%, 7/01/20	USD	2,035	$2,012,961
Clear Channel Communications, Inc.:
Term Loan B, 3.83%, 1/29/16		655	610,297
Term Loan C, 3.83%, 1/29/16		184	168,351
Term Loan D, 6.93%, 1/30/19		6,875	6,305,555
Cumulus Media Holdings, Inc., 1st Lien Term Loan, 4.50%, 9/17/18		2,509	2,519,412
EMI Music Publishing Ltd., Term Loan B, 4.25%, 6/29/18		1,960	1,966,574
Fender Musical Instrument Corp., 2019 Term Loan B, 5.75%, 4/03/19		319	320,263
Foxco Acquisition Sub LLC, Term Loan B, 5.50%, 7/14/17		3,027	3,036,548
Getty Images, Inc., Term Loan B, 4.75%, 10/18/19		687	660,845
Gray Television, Inc., Term Loan B, 4.75%, 10/15/19		1,747	1,758,098
Hemisphere Media Group, Inc., Term Loan, 6.25%, 7/30/20		2,205	2,205,000
Houghton Mifflin Harcourt Publishing Co., DIP Term Loan B, 5.50%, 6/01/18		1,881	1,881,187
Hubbard Radio LLC, Term Loan B, 4.50%, 4/29/19		1,613	1,617,657
Intelsat Jackson Holdings SA, Term Loan B1, 4.25%, 4/02/18		6,400	6,441,769
Kabel Deutschland GmbH, Term Loan F1, 3.25%, 2/01/19		273	272,558
Lavena Holding 3 GmbH:
Term Loan E2, 4.09%, 3/06/17	EUR	895	1,166,648
Term Loan E3, 4.09%, 3/06/17		298	388,883
Lions Gate Entertainment Corp., 2nd Lien Term Loan, 5.00%, 7/17/20	USD	645	645,535
Live Nation Entertainment, Inc., 2020 Term Loan B, 3.50%, 8/16/20		500	500,780
NEP Supershooters LP:
2nd Lien Term Loan, 9.50%, 8/18/20		571	583,217
Term Loan, 4.75%, 1/22/20		2,886	2,891,271
Nielsen Finance LLC, Term Loan E, 2.94%, 5/02/16		2,374	2,380,749
Rentpath, Inc., Term Loan B, 6.25%, 5/29/20		2,365	2,318,693
Salem Communications Corp., Term Loan B, 4.50%, 3/16/20		1,737	1,744,487
Sinclair Television Group, Inc., Term Loan B, 3.00%, 4/09/20		1,890	1,885,537
Springer Science & Business Media Deutschland GmbH, Term Loan B2, 5.00%, 7/31/20		3,130	3,100,672
TWCC Holding Corp., 2nd Lien Term Loan, 7.00%, 6/26/20		2,045	2,096,125
Univision Communications, Inc., Converted Extended Term Loan, 4.50%, 3/02/20		3,087	3,077,749
UPC Financing Partnership, Term Loan AG, 3.88%, 3/31/21	EUR	1,272	1,680,757
Virgin Media Investment Holdings Ltd.:
Term Loan B, 3.50%, 6/07/20	USD	4,085	4,064,452
Term Loan C, 4.50%, 6/05/20	GBP	2,840	4,413,737
WC Luxco Sarl, Term Loan B3, 4.25%, 3/15/18	USD	759	759,546
WideOpenWest Finance LLC, Term Loan B, 4.75%, 4/01/19		2,242	2,255,645
			75,175,318
Metals & Mining — 4.5%
Ameriforge Group, Inc.:
1st Lien Term Loan, 5.00%, 12/19/19		1,632	1,630,788
2nd Lien Term Loan, 8.75%, 12/18/20		815	822,131
API Heat Transfer Inc., Term Loan, 5.25%, 5/03/19		1,660	1,639,250
Constellium Holdco BV, Term Loan B, 6.00%, 3/25/20		3,646	3,727,894
FMG America Finance, Inc., Term Loan, 5.25%, 10/18/17		4,984	5,000,485
Murray Energy Corp., Term Loan B, 4.75%, 5/24/19		840	838,320
Novelis, Inc., Term Loan, 3.75%, 3/10/17		5,000	4,994,789

See Notes to Financial Statements.

24	ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)		Par (000)	Value
Metals & Mining (concluded)
SunCoke Energy, Inc., Term Loan B, 4.00%, 7/26/18	USD	576	$572,023
Walter Energy, Inc., Term Loan B, 6.75%, 4/02/18		4,083	3,888,957
Windsor Financing LLC, Term Loan B, 6.25%, 12/05/17		2,737	2,801,513
			25,916,150
Multiline Retail — 2.4%
99¢ Only Stores, Term Loan, 5.25% – 6.25%, 1/11/19		1,984	1,996,623
Apex Tool Group LLC, Term Loan B, 4.50%, 1/31/20		2,110	2,114,607
BJ’s Wholesale Club, Inc.:
2nd Lien Term Loan, 9.75%, 3/26/20		1,230	1,253,837
Replacement Term Loan, 4.25%, 9/26/19		1,791	1,791,270
HEMA Holding BV:
Extended 2nd Lien Term Loan, 5.88%, 1/05/18	EUR	1,400	1,739,291
Extended Term Loan B, 4.50%, 12/06/17		576	759,924
Extended Term Loan C, 4.50%, 12/06/17		528	695,936
JC Penney Corp., Inc., 1st Lien Term Loan, 6.00%, 5/21/18	USD	1,190	1,159,750
The Neiman Marcus Group, Inc., Extended Term Loan, 4.00%, 5/16/18		2,490	2,487,956
			13,999,194
Oil, Gas & Consumable Fuels — 6.0%
Chesapeake Energy Corp., Unsecured Term Loan, 5.75%, 12/01/17		4,285	4,363,544
Drillships Financing Holding Inc., Term Loan B2, 5.50%, 7/15/16		3,690	3,717,675
EP Energy LLC, Term Loan B3, 3.50%, 5/24/18		1,920	1,911,206
GIM Channelview Cogeneration LLC, Term Loan B, 4.25%, 5/08/20		1,160	1,161,937
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		1,610	1,610,384
Pacific Drilling SA, Term Loan B, 4.50%, 6/04/18		2,430	2,439,113
Panda Temple II Power LCC, Term Loan B, 7.25%, 4/03/19		1,560	1,579,500
Philadelphia Energy Solutions LLC, Term Loan B, 6.25%, 4/04/18		1,639	1,572,996
Power Team Services LLC, 1st Lien Term Loan, 4.25%, 5/06/20		844	834,944
Power Team Services, LLC, 2nd Lien Term Loan, 8.25%, 11/06/20		470	460,600
Quicksilver Resources, Inc., 2nd Lien Term Loan, 7.00%, 6/21/19		965	916,750
Ruby Western Pipeline Holdings LLC, Term Loan B, 3.50%, 3/27/20		1,260	1,253,889
Samson Investment Co., 2nd Lien Term Loan, 6.00%, 9/25/18		1,285	1,290,628
State Class Tankers II LLC, Term Loan B, 6.75%, 6/22/20		1,750	1,758,750
Tesoro Corp., Term Loan B, 2.51%, 1/29/16		2,359	2,361,046
Total Safety US, Inc.:
1st Lien Term Loan, 5.75%, 3/13/20		1,791	1,801,703
2nd Lien Term Loan, 9.25%, 9/11/20		693	705,395
Vantage Drilling Co.:
Term Loan, 6.25%, 10/26/17		3,079	3,099,909
Term Loan B, 5.75%, 3/28/19		1,506	1,517,522
			34,357,491
Paper & Forest Products — 0.2%
NewPage Corp., Exit Term Loan, 7.75%, 12/21/18		1,382	1,400,953
Pharmaceuticals — 4.4%
Aptalis Pharma, Inc., Term Loan B, 5.50%, 2/10/17		4,849	4,858,381
Par Pharmaceutical, Refinancing Term Loan B, 4.25%, 9/30/19		4,690	4,664,800
Pharmaceutical Product Development, Inc., Term Loan B, 4.25%, 12/05/18		4,076	4,071,014

Floating Rate Loan Interests (c)		Par (000)	Value
Pharmaceuticals (concluded)
Quintiles Transnational Corp., Term Loan B, 4.00%, 6/08/18	USD	2,647	$2,654,097
Valeant Pharmaceuticals International, Inc.:
Series C1 Term Loan B, 4.38%, 12/11/19		2,673	2,678,346
Series D1 Term Loan B, 4.38%, 2/13/19		2,940	2,948,511
Term Loan E, 4.50%, 8/05/20		1,915	1,930,640
Warner Chilcott Corp.:
Incremental Term Loan B1, 4.25%, 3/15/18		419	419,596
Term Loan B1, 4.25%, 3/15/18		963	963,870
			25,189,255
Professional Services — 1.7%
Emdeon Business Services LLC, Term Loan B2, 3.75%, 11/02/18		3,257	3,263,344
ON Assignment, Inc., Refinancing Term Loan B, 3.50%, 4/30/20		1,099	1,093,539
SIRVA Worldwide, Inc., Term Loan, 7.50%, 3/27/19		1,855	1,850,712
TriNet Group, Inc., Term Loan B2, 5.00%, 8/14/20		1,165	1,153,350
Truven Health Analytics, Inc., Term Loan B, 4.50%, 6/06/19		2,619	2,626,246
			9,987,191
Real Estate Investment Trusts (REITs) — 0.5%
iStar Financial, Inc., Term Loan, 4.50%, 10/16/17		2,953	2,953,269
Real Estate Management & Development — 1.2%
Realogy Corp.:
Extended Letter of Credit, 4.45%, 10/10/16		249	250,027
Extended Term Loan, 4.50%, 3/05/20		6,502	6,537,585
Letter of Credit, 3.20%, 10/10/13		92	90,987
			6,878,599
Road & Rail — 0.4%
Genesee & Wyoming, Inc., Term Loan A, 2.19%, 9/29/17		1,118	1,114,956
Road Infrastructure Investment LLC, Term Loan B, 6.25%, 3/30/18		1,004	1,009,015
			2,123,971
Semiconductors & Semiconductor Equipment — 0.9%
Freescale Semiconductor, Inc., Term Loan B4, 5.00%, 2/28/20		3,277	3,287,306
NXP BV, Term Loan C, 4.75%, 1/11/20		1,836	1,860,448
			5,147,754
Software — 4.6%
Blackboard, Inc., Term Loan B2, 6.25%, 10/04/18		494	496,109
BMC Software, Inc., Term Loan, 5.00%, 8/07/20		2,455	2,449,894
CompuCom Systems, Inc., Refinancing Term Loan B, 4.25%, 5/11/20		875	866,250
Evertec, Inc., Term Loan B, 3.50%, 4/15/20		1,070	1,062,510
GCA Services Group, Inc.:
2nd Lien Term Loan, 9.25%, 10/22/20		975	989,625
Term Loan B, 5.25%, 11/01/19		1,911	1,913,527
Infor US, Inc., Term Loan B2, 5.25%, 4/05/18		4,119	4,140,166
Kronos, Inc., 2nd Lien Term Loan, 9.75%, 4/30/20		1,505	1,555,794
RP Crown Parent LLC, 1st Lien Term Loan, 6.75%, 12/21/18		1,557	1,570,800
Sophia LP, Term Loan B, 4.50%, 7/19/18		2,744	2,751,943
SS&C Technologies, Inc.:
Term Loan B1, 3.50%, 6/07/19		3,167	3,162,686
Term Loan B2, 3.50%, 6/07/19		328	327,174
StoneRiver Holdings, Inc.:
1st Lien Term Loan, 4.50%, 11/20/19		1,975	1,965,125
2nd Lien Term Loan, 8.50%, 11/20/20		1,435	1,446,623
Websence, Inc.:
2nd Lien Term Loan, 8.25%, 12/24/20		730	727,263
Term Loan B, 4.50%, 6/25/20		805	803,994
			26,229,483

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	25

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA) (Percentages shown are based on Net Assets)

Floating Rate Loan Interests (c)		Par (000)	Value
Specialty Retail — 6.5%
Academy Ltd., Term Loan, 4.50%, 8/03/18	USD	3,448	$3,460,143
Atlantic Aviation FBO, Inc., Term Loan B, 3.25%, 6/01/20		580	574,925
Bass Pro Group LLC, Term Loan, 4.00%, 11/20/19		2,639	2,640,019
Burlington Coat Factory Warehouse Corp., Term Loan B2, 4.25%, 2/23/17		619	622,917
David’s Bridal, Inc., Term Loan B, 5.00%, 10/11/19		3,691	3,710,091
Equinox Holdings, Inc., Repriced Term Loan B, 4.50% – 5.50%, 1/31/20		1,960	1,967,438
The Gymboree Corp., Initial Term Loan, 5.00%, 2/23/18		161	153,935
Harbor Freight Tools USA, Inc., 1st Lien Term Loan, 4.75%, 7/16/19		1,990	2,007,872
Jo-Ann Stores, Inc., Term Loan, 4.00%, 3/16/18		1,267	1,266,615
Leslie’s Poolmart, Inc., Term Loan B, 5.25%, 10/16/19		3,000	3,019,162
Michaels Stores, Inc., Term Loan, 3.75%, 1/28/20		2,948	2,955,895
Party City Holdings, Inc., Refinancing Term Loan B, 4.25%, 7/29/19		5,252	5,237,677
Petco Animal Supplies, Inc., Term Loan, 4.00%, 11/24/17		3,405	3,415,714
Sprouts Farmers Markets Holdings LLC, Term Loan, 4.00%, 4/23/20		777	777,216
SRAM LLC, Term Loan B, 4.00%, 4/10/20		833	826,290
The Yankee Candle Co., Inc., Term Loan B, 5.25%, 4/02/19		1,704	1,713,925
Things Remembered, Inc., Term Loan B, 8.00%, 5/24/18		1,723	1,714,286
Toys ‘R’ Us-Delaware, Inc.:
Incremental Term Loan B2, 5.25%, 5/25/18		794	766,653
Term Loan B3, 5.25%, 5/25/18		164	158,164
			36,988,937
Textiles, Apparel & Luxury Goods — 1.3%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18		3,985	3,815,219
PVH Corp., Term Loan B, 3.25%, 2/13/20		1,453	1,457,054
True Religion Apparel, Inc., 1st Lien Term Loan, 5.88%, 7/30/19		330	311,233
Wolverine Worldwide, Inc., Term Loan B, 4.00% – 5.25%, 7/31/19		1,964	1,973,619
			7,557,125
Thrifts & Mortgage Finance — 0.6%
Insight Global Holdings, Inc., 1st Lien Term Loan, 6.00%, 10/31/19		1,950	1,969,702
Ocwen Financial Corp., Term Loan, 5.00%, 2/15/18		1,641	1,656,476
			3,626,178
Trading Companies & Distributors — 0.4%
WESCO Distribution, Inc., Term Loan B, 4.50%, 12/12/19		2,162	2,172,595
Wireless Telecommunication Services — 0.8%
Cricket Communications, Inc., Term Loan, 4.75%, 10/10/19		1,629	1,633,398
Light Tower Fiber LLC, 1st Lien Term Loan, 4.50%, 4/13/20		2,690	2,703,450
			4,336,848
Total Floating Rate Loan Interests — 128.8%			736,780,166

Other Interests (d)(h)	Beneficial Interest (000)	Value
Auto Components — 0.0%
Intermet Liquidating Trust, Class A	256	$2
Chemicals — 0.0%
Wellman Holdings, Inc., Litigation Trust Certificate	9,750	97
Diversified Financial Services — 0.1%
J.G. Wentworth LLC Preferred Equity Interests	1	643,377
Hotels, Restaurants & Leisure — 0.0%
Buffets, Inc.	360	4
Household Durables — 0.3%
Stanley Martin, Class B Membership Units	1	1,507,500
Total Other Interests — 0.4%		2,150,980

Trust Preferreds	Shares
Diversified Financial Services — 0.5%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (c)	100,620	2,657,217

Warrants (i)
Chemicals — 0.0%
GEO Specialty Chemicals, Inc., (Expires 3/31/15)	143,928	113,703
Software — 0.0%
HMH Holdings/EduMedia, (Issued/Exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)	2,406	—
Total Warrants — 0.0%		113,703
Total Long-Term Investments (Cost — $807,696,607) — 140.4%		802,814,564

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (j)(k)	907,643	907,643
Total Short-Term Securities (Cost — $907,643) — 0.2%		907,643

Options Purchased
(Cost — $43,022) — 0.0%		—
Total Investments (Cost — $808,647,272) — 140.6%		803,722,207
Liabilities in Excess of Other Assets — (40.6)%		(231,920,120)
Net Assets — 100.0%		$571,802,087

See Notes to Financial Statements.

26	ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

Notes to Consolidated Schedule of Investments

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America N.A.	$352,240	—
J.P. Morgan Securities LLC	$3,572,350	—

(c)	Variable rate security. Rate shown is as of report date.
(d)	Non-income producing security.
(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(f)	Convertible security.
(g)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(h)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(i)
Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(j)	Investments in issuers considered to be an affiliate of the Fund during the year ended August 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2012	Net Activity	Shares Held at August 31, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,779,337	(871,694)	907,643	$3,003

(k)	Represents the current yield as of report date.
•	Foreign currency exchange contracts as of August 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,405,382	EUR	1,802,000	Barclays Bank PLC	9/25/13	$23,605
USD	7,404,927	EUR	5,511,000	UBS AG	9/25/13	120,813
GBP	14,408	USD	22,321	State Street Bank and Trust Co.	10/22/13	(1)
USD	3,403,776	CAD	3,542,000	J.P. Morgan Securities LLC	10/22/13	45,013
USD	8,521,736	GBP	5,651,000	Deutsche Bank AG	10/22/13	(232,372)
Total						$(42,942)

•	Over-the-counter options purchased as of August 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Market Value
Marsico Parent Superholdco LLC	Goldman Sachs & Co.	Call	USD	942.86	12/14/19	44	—

•	Credit default swaps — buy protection outstanding as of August 31, 2013 were as follows:

Issuer/Index	Pay Fixed Rate	Clearinghouse	Expiration Date	Notional Amount (000)		Market Value	Unrealized Appreciation
Markit CDX North American HY Index Series 20, Version 1	5.00%	Chicago Mercantile Exchange	6/20/18	USD	4,500	$(177,415)	$51,280

•	Credit default swaps — sold protection outstanding as of August 31, 2013 were as follows:

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Bank PLC	9/20/15	CCC-	USD	413	$(64,572)	$(97,337)	$32,765
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Bank PLC	12/20/15	CCC-	USD	1,112	(211,679)	(245,710)	34,031
Caesars Entertainment Operating Co., Inc.	5.00%	J.P. Morgan Securities LLC	12/20/15	CCC-	USD	538	(102,540)	(154,976)	52,436
Caesars Entertainment Operating Co., Inc.	5.00%	J.P. Morgan Securities LLC	12/20/15	CCC-	USD	149	(28,431)	(37,249)	8,818
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Bank PLC	3/20/16	CCC-	USD	2,000	(450,098)	(431,962)	(18,136)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs Bank USA	3/20/17	CCC-	USD	389	(137,716)	(107,530)	(30,186)
Caesars Entertainment Operating Co., Inc.	5.00%	Deutsche Bank AG	6/20/17	CCC-	USD	593	(227,805)	(174,660)	(53,145)

Total							$(1,222,841)	$(1,249,424)	$26,583
[1]	Using S&P’s rating of the issuer.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of agreement.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	27

Consolidated Schedule of Investments (continued)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

•
For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments
Asset-Backed Securities	—	—	$21,081,133	$21,081,133
Common Stocks	$1,238,303	$3,045,075	1,119,143	5,402,521
Corporate Bonds	—	30,441,310	4,187,534	34,628,844
Floating Rate Loan Interests	—	649,803,883	86,976,283	736,780,166
Other Interests	—	—	2,150,980	2,150,980
Preferred Securities	2,657,217	—	—	2,657,217
Warrants	—	—	113,703	113,703
Short-Term Securities	907,643	—	—	907,643
Unfunded Loan Commitments	—	20,676	—	20,676

Total	$4,803,163	$683,310,944	$115,628,776	$803,742,883

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$179,330	—	$179,330
Foreign currency exchange contracts	—	189,431	—	189,431
Liabilities:
Credit contracts	—	(101,467)	—	(101,467)
Foreign currency exchange contracts	—	(232,373)	—	(232,373)
Total	—	$34,921	—	$34,921
[1]	Derivative financial instrument s are swaps and foreign currency exchange contracts. Swaps and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$3,006,898	—	—	$3,006,898
Foreign currency at value	7,309	—	—	7,309
Cash pledged for centrally cleared swaps	260,000	—	—	260,000
Cash pledged as collateral for over-the-counter swaps	960,000	—	—	960,000
Liabilities:
Loan payable	—	$(214,000,000)	—	(214,000,000)

Total	$4,234,207	$(214,000,000)	—	$(209,765,793)

See Notes to Financial Statements.

28	ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (concluded)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

There were no transfers between Level 1 and Level 2 during the year ended August 31, 2013.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Total
Assets:
Opening Balance, as of August 31, 2012	$7,043,642	$6,034	$2,355,204	$23,180,519	$835,765	—	$33,421,164
Transfers into Level 3	—	215	—	5,463,796	—	—	5,464,011
Transfers out of Level 3	—	—	—	(5,132,381)	—	—	(5,132,381)
Accrued discounts/premiums	88,294	—	88,668	218,426	—	—	395,388
Net realized gain (loss)	691,193	(6,445)	291,985	156,910	—	—	1,133,643
Net change in unrealized appreciation/depreciation[1]	850,826	(5,810,052)	4,046	840,551	(1,392,757)	$113,703	(5,393,683)
Purchases	21,107,788	6,929,394	3,200,581	99,750,715	4,118,069	—	135,106,547
Sales	(8,700,610)	(3)	(1,752,950)	(37,502,253)	(1,410,097)	—	(49,365,913)
Closing Balance, as of August 31, 2013	$21,081,133	$1,119,143	$4,187,534	$86,976,283	$2,150,980	$113,703	$115,628,776
[1]	Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of August 31, 2013 was $(6,231,053).

The following table summarizes the valuation techniques used and unobservable inputs utilized by the Global Valuation Committee to determine the value of certain of the Fund’s Level 3 investments as of August 31, 2013. The table does not include Level 3 investments with values based upon unadjusted third party pricing information. Level 3 investments valued using third party pricing information was $107,915,652. A significant change in such third party pricing information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Techniques	Unobservable Inputs[2]	Range of Unobservable Inputs Utilized
Assets:
Common Stocks	$19,079	Market Comparable Companies	Last 12 Months EBITDA Multiple	6.50x
			Illiquidity Discount	17.50%
	1,100,062	Market Comparable Companies	Offshore EBITDA Multiple	8.25x
			Onshore EBITDA Multiple	4.75x
			Implied Last 12 Months EBITDA Multiple	6.95x
Corporate Bonds	3,258,494	Market Comparable Companies	Last 12 Months EBITDA Multiple	6.50x
			Illiquidity Discount	17.50%
Floating Rate Loan Interests[3]	1,714,286	Market Comparable Yield Analysis	Yield	8.13%
Other Interests[4]	1,507,500	Discounted Cash Flow	Perpetuity Growth Rate	3.50%
			Free Cash Flow	$8.40 - $35.20[5]
			Weighted Cost of Capital	11.90%
Warrants	113,703	Market Comparable Companies	Last 12 Months EBITDA Multiple	6.50x
			Illiquidity Discount	17.50%
Total	$7,713,124

[2]	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Last 12 Months EBITDA Multiple	Increase	Decrease
Illiquidity Discount	Decrease	Increase
Offshore EBITDA Multiple	Increase	Decrease
Onshore EBITDA Mulitple	Increase	Decrease
Implied Last 12 Months EBITDA Multiple	Increase	Decrease
Perpetuity Growth Rate	Increase	Decrease
Free Cash Flow	Increase	Decrease
Weighted Cost of Capital	Increase	Decrease
Yield	Decrease	Increase

[3]	For the year ended August 31, 2013, the valuation technique for certain investments classified as floating rate loan interests changed to a market approach. The investment was previously valued using acquisition cost. Market information became available for this investment which is considered to be a more relevant measure of fair value for this investment.
[4]	For the year ended August 31, 2013, the valuation technique for certain investments classified as other interests changed from a market approach to an income approach. Market information previously utilized to determine fair value under the market approach no longer applied to this investment; therefore, the income approach is considered to be a more relevant measure of fair value for this investment.
[5]	Amount is stated in millions.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	29

Consolidated Schedule of Investments August 31, 2013	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)
Asset-Backed Securities		Par (000)	Value
Asset-Backed Securities — 7.4%
321 Henderson Receivables I LLC (a):
Series 2010-2A, Class A, 4.07%, 1/15/48	USD	1,351	$1,408,014
Series 2010-3A, Class A, 3.82%, 12/15/48		3,866	3,946,003
ACAS CLO Ltd., Series 2013-1A, Class D, 4.09%, 4/20/25 (a)		750	706,875
Adirondack Park CLO Ltd., Series 2013-1A, Class D, 3.92%, 4/15/24 (a)		1,750	1,671,250
ALM Loan Funding (a)(b)(c):
Series 2013-7R2A, Class B, 2.86%, 4/24/24		865	826,075
Series 2013-7RA, Class C, 3.71%, 4/24/24		2,410	2,274,558
Series 2013-7RA, Class D, 5.26%, 4/24/24		1,040	955,240
ALM Loan Funding Ltd., Series 2010-3AR, Class D, 4.51%, 11/20/20 (a)		4,000	4,000,000
Apidos CDO XI, Series 2012-11A, Class D, 4.52%, 1/17/23 (a)(c)		1,000	993,500
Atrium CDO Corp., Series 9A, Class D, 3.76%, 2/28/24 (a)(c)		1,100	1,045,550
Battalion CLO Ltd., Series 2013-4A, Class C, 3.53%, 10/22/25 (a)(b)		500	469,050
Capital One Multi-Asset Execution Trust, Series 4-3C, 6.63%, 4/19/17	GBP	2,650	4,223,850
Carlyle Global Market Strategies CLO Ltd., Series 2013-1A, Class C, 4.26%, 2/14/25 (a)(c)	USD	250	245,975
CarMax Auto Owner Trust, Series 2012-3, Class D, 2.29%, 4/15/19		2,530	2,503,617
Cavalry CLO Ltd., Series 2A, Class D, 4.27%, 1/17/24 (a)(c)		500	486,250
Central Park CLO Ltd., Series 2011-1A, Class D, 3.46%, 7/23/22 (a)		500	498,750
Countrywide Asset-Backed Certificates:
Series 2007-12, Class 2A1, 0.53%, 8/25/47		82	81,776
Series 2007-7, Class 2A2, 0.34%, 10/25/47		2,114	2,062,258
ECP CLO Ltd., Series 2013-5A, Class C, 3.82%, 1/20/25 (a)		1,500	1,398,750
Fraser Sullivan CLO VII Ltd., Series 2012-7A, Class C, 4.27%, 4/20/23 (a)(c)		1,090	1,075,176
GSAA Trust, Series 2007-3, Class 1A2, 0.35%, 3/25/47		2,871	1,349,312
Halcyon Loan Advisors Funding Ltd., Series 2013-1A, Class C, 3.78%, 4/15/25 (a)		1,000	949,900
Madison Park Funding I Ltd., Series 2013-11A, Class D, 3.80%, 10/23/25 (a)(b)		420	399,840
Mt. Wilson CLO Ltd., 1.02%, 7/15/18 (a)(c)		1,000	970,000
Oak Hill Credit Opportunities Funding, Ltd., Series 2006-1A, Class B1, 0.67%, 9/13/13 (a)		3,400	3,366,000
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class D, 3.62%, 7/17/25 (a)		500	469,900
OZLM Funding III Ltd., Series 2013-3A, Class C, 4.17%, 1/22/25 (a)(c)		1,000	977,500
OZLM Funding Ltd., Series 2012-2A, Class C, 4.62%, 10/30/23 (a)(c)		500	498,400
Regatta Funding LP, Series 2013-2A, Class C, 4.27%, 1/15/25 (a)(c)		500	492,100
Santander Consumer Acquired Receivables Trust, Series 2011-S1A, Class D, 3.15%, 8/15/16 (a)		1,687	1,695,070
Santander Drive Auto Receivables Trust (a):
Series 2011-S1A, Class D, 3.10%, 5/15/17		94	94,347
Series 2011-S2A, Class B, 2.06%, 6/15/17		292	293,371
Series 2011-S2A, Class C, 2.86%, 6/15/17		303	304,789
SLC Student Loan Trust, Series 2006-A, Class A4, 0.39%, 1/15/19		345	344,828
Spirit Issuer Plc, Series A2, 3.21%, 12/28/31	GBP	1,800	2,294,332
World Financial Network Credit Card Master Trust, Series 2012-C, Class B, 3.57%, 8/15/22	USD	3,000	3,019,209
			48,391,415

Asset-Backed Securities		Par (000)	Value
Interest Only Asset-Backed Securities — 0.2%
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%, 3/30/30 (a)	USD	9,456	$667,826
Sterling Coofs Trust, Series 2004-1, Class A, 2.36%, 4/15/29 (a)		9,239	612,082
			1,279,908
Total Asset-Backed Securities — 7.6%			49,671,323

Common Stocks		Shares
Auto Components — 0.0%
Lear Corp.		807	55,481
Construction & Engineering — 0.0%
USI United Subcontractors (d)		6,454	6,454
Diversified Financial Services — 0.3%
Kcad Holdings I Ltd. (d)		384,412,912	1,941,285
Hotels, Restaurants & Leisure — 0.5%
BLB Worldwide Holdings, Inc. (d)		51,947	1,233,741
Travelport LLC (d)		2,237,274	1,979,988
			3,213,729
Metals & Mining — 0.0%
Euramax International (d)		234	46,740
Paper & Forest Products — 0.2%
NewPage Corp. (d)		13,780	1,102,400
Software — 0.3%
HMH Holdings/EduMedia (d)		71,219	2,145,476
Total Common Stocks — 1.3%			8,511,565

Corporate Bonds		Par (000)
Aerospace & Defense — 0.6%
DigitalGlobe, Inc., 5.25%, 2/01/21 (a)(e)	USD	928	870,000
Huntington Ingalls Industries, Inc., 7.13%, 3/15/21 (e)		570	615,600
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17 (e)		1,966	2,123,280
Meccanica Holdings USA, Inc., 6.25%, 7/15/19 (a)		339	345,322
			3,954,202
Airlines — 1.8%
Air Canada Pass-Through Trust, Series 2013-1, Class C, 6.63%, 5/15/18 (a)		651	648,787
American Airlines Pass-Through Trust, Series 2013-2, Class A, 4.95%, 7/15/24 (a)(e)		3,250	3,217,500
Continental Airlines Pass-Through Trust, Series 2012-3, Class C, 6.13%, 4/29/18 (e)		2,090	2,120,305
Continental Airlines, Inc., 6.75%, 9/15/15 (a)(e)		1,350	1,395,563
Delta Air Lines Pass-Through Trust, Series 2009-1, Class B, 9.75%, 6/17/18 (e)		234	256,726
US Airways Group, Inc., 6.13%, 6/01/18		390	353,925
US Airways Pass-Through Trust (e):
Series 2011-1, Class C 10.88%, 10/22/14		1,087	1,146,326
Series 2012-1, Class C 9.13%, 10/01/15		2,510	2,610,498
			11,749,630
Auto Components — 1.2%
Affinia Group, Inc., 7.75%, 5/01/21 (a)(e)		1,095	1,125,112
Brighthouse Group PLC, 7.88%, 5/15/18	GBP	100	156,520
Continental Rubber of America Corp., 4.50%, 9/15/19 (a)	USD	150	151,575
GKN Holdings PLC, 5.38%, 9/19/22	GBP	220	347,064

See Notes to Financial Statements.

30	ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Auto Components (concluded)
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 8.00%, 1/15/18	USD	610	$642,025
Jaguar Land Rover Automotive PLC (FKA Jaguar Land Rover PLC), 8.25%, 3/15/20	GBP	554	951,256
Schaeffler Finance BV, 4.25%, 5/15/18	EUR	148	195,643
Schaeffler Holding Finance BV (f):
6.88%, 8/15/18 (a)	USD	1,085	1,128,400
6.88%, 8/15/18	EUR	375	509,248
Servus Luxembourg Holdings SCA, 7.75%, 6/15/18		342	458,875
Titan International, Inc. (e):
7.88%, 10/01/17 (a)	USD	735	779,100
7.88%, 10/01/17		1,330	1,409,800
			7,854,618
Automobiles — 0.1%
Ford Motor Co., 4.25%, 11/15/16		434	828,940
Beverages — 0.0%
Constellation Brands, Inc., 7.25%, 5/15/17		82	93,685
Building Products — 1.0%
American Builders & Contractors Supply Co., Inc., 5.63%, 4/15/21 (a)		415	402,550
Builders FirstSource, Inc., 7.63%, 6/01/21 (a)		890	890,000
Building Materials Corp. of America (a)(e):
7.00%, 2/15/20		1,345	1,429,062
6.75%, 5/01/21		1,030	1,091,800
Momentive Performance Materials, Inc., 8.88%, 10/15/20		530	549,875
Texas Industries, Inc., 9.25%, 8/15/20		523	571,378
USG Corp., 9.75%, 1/15/18 (e)		1,390	1,601,975
			6,536,640
Capital Markets — 0.3%
E*Trade Financial Corp., 0.00%, 8/31/19 (a)(g)(h)		249	338,018
KCG Holdings, Inc., 8.25%, 6/15/18 (a)		240	235,800
Nuveen Investments, Inc., 9.13%, 10/15/17 (a)		193	190,105
SteelRiver Transmission Co. LLC, 4.71%, 6/30/17 (a)		1,119	1,155,961
			1,919,884
Chemicals — 0.9%
Ashland, Inc., 3.88%, 4/15/18 (a)(e)		675	664,875
Chemtura Corp., 5.75%, 7/15/21		200	197,500
Huntsman International LLC, 8.63%, 3/15/21 (e)		655	730,325
INEOS Finance PLC, 7.50%, 5/01/20 (a)(e)		445	476,150
INEOS Group Holdings SA:
6.13%, 8/15/18 (a)		680	657,900
6.50%, 8/15/18	EUR	328	421,406
LSB Industries, Inc., 7.75%, 8/01/19 (a)	USD	301	311,535
Nufarm Australia Ltd., 6.38%, 10/15/19 (a)(e)		320	320,000
Orion Engineered Carbons Bondco GmbH, 9.63%, 6/15/18 (a)(e)		898	992,290
PetroLogistics LP/PetroLogistics Finance Corp., 6.25%, 4/01/20 (a)		260	251,550
Tronox Finance LLC, 6.38%, 8/15/20 (a)(e)		289	275,995
US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B BV:
5.75%, 2/01/21	EUR	200	261,026
7.38%, 5/01/21 (a)	USD	398	406,955
			5,967,507
Commercial Banks — 3.3%
BNP Paribas SA, 2.38%, 9/14/17 (e)		3,225	3,234,546
CIT Group, Inc. (e):
5.00%, 5/15/17		890	923,375
5.50%, 2/15/19 (a)		2,040	2,091,000
HSBC Bank PLC, 3.10%, 5/24/16 (a)(e)		2,560	2,682,363
HSBC Holdings PLC, 6.25%, 3/19/18	EUR	1,000	1,524,349
ING Bank NV, 2.00%, 9/25/15 (a)(e)	USD	3,245	3,283,518
Lloyds TSB Bank PLC, 11.88%, 12/16/21 (c)	EUR	52	84,533
Nordea Bank AB, 4.50%, 3/26/20		1,020	1,451,455

Corporate Bonds		Par (000)	Value
Commercial Banks (concluded)
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.38%, 3/15/18 (a)(e)	USD	6,155	$6,231,796
			21,506,935
Commercial Services & Supplies — 1.6%
AA Bond Co. Ltd., 9.50%, 7/31/43	GBP	200	330,861
ACCO Brands Corp., 6.75%, 4/30/20	USD	100	98,750
ADS Waste Holdings, Inc., 8.25%, 10/01/20 (a)		292	308,060
ARAMARK Corp., 5.75%, 3/15/20 (a)		712	726,240
Aviation Capital Group Corp., 4.63%, 1/31/18 (a)(e)		1,000	998,009
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (a)		63	67,489
Catalent Pharma Solutions, Inc., 7.88%, 10/15/18		306	309,825
Covanta Holding Corp., 6.38%, 10/01/22 (e)		1,130	1,146,608
EC Finance PLC, 9.75%, 8/01/17	EUR	100	144,047
Interactive Data Corp., 10.25%, 8/01/18 (e)		2,210	2,461,498
Mobile Mini, Inc., 7.88%, 12/01/20 (e)	USD	915	997,350
UR Merger Sub Corp. (e):
5.75%, 7/15/18		494	527,345
7.63%, 4/15/22		1,518	1,631,850
Verisure Holding AB:
8.75%, 9/01/18	EUR	199	287,994
8.75%, 12/01/18		111	155,138
West Corp., 8.63%, 10/01/18	USD	165	178,612
			10,369,676
Communications Equipment — 2.2%
ADC Telecommunications, Inc., 3.50%, 7/15/15 (e)(h)		6,670	6,753,375
Alcatel-Lucent USA, Inc., 8.88%, 1/01/20 (a)		2,047	2,087,940
Avaya, Inc. (a):
7.00%, 4/01/19		437	399,855
10.50%, 3/01/21 (e)		1,052	812,670
CommScope Holding Co., Inc., 6.63%, 6/01/20 (a)(f)		605	598,950
Zayo Group LLC/Zayo Capital, Inc.:
8.13%, 1/01/20 (e)		1,800	1,953,000
10.13%, 7/01/20		1,460	1,657,100
			14,262,890
Construction & Engineering — 0.1%
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (a)		258	259,290
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23 (a)		320	310,400
			569,690
Construction Materials — 1.4%
Buzzi Unicem SpA, 6.25%, 9/28/18	EUR	154	216,760
HD Supply, Inc.:
8.13%, 4/15/19 (e)	USD	4,285	4,767,062
11.00%, 4/15/20		770	920,150
7.50%, 7/15/20 (a)(e)		2,696	2,817,320
11.50%, 7/15/20		335	396,975
HeidelbergCement Finance Luxembourg SA, 7.50%, 4/03/20	EUR	64	99,811
			9,218,078
Consumer Finance — 0.7%
Ford Motor Credit Co. LLC (e):
3.88%, 1/15/15	USD	2,475	2,549,002
7.00%, 4/15/15		400	432,694
Hyundai Capital America, 3.75%, 4/06/16 (a)(e)		1,285	1,342,825
IVS F. SpA, 7.13%, 4/01/20	EUR	235	309,811
			4,634,332
Containers & Packaging — 0.3%
Ardagh Packaging Finance PLC:
7.38%, 10/15/17	USD	100	140,690
7.00%, 11/15/20 (a)		468	455,130
5.00%, 11/15/22	EUR	260	331,829

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	31

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Containers & Packaging (concluded)
Berry Plastics Corp., 9.75%, 1/15/21	USD	290	$335,675
Beverage Packaging Holdings Luxembourg II SA, 8.00%, 12/15/16	EUR	274	362,146
Crown Americas LLC/Crown Americas Capital Corp. III, 6.25%, 2/01/21 (e)	USD	144	151,200
OI European Group BV, 4.88%, 3/31/21	EUR	311	415,061
			2,191,731
Distributors — 0.1%
VWR Funding, Inc., 7.25%, 9/15/17 (e)	USD	874	908,960
Diversified Consumer Services — 0.5%
APX Group, Inc. (a):
6.38%, 12/01/19		566	533,455
8.75%, 12/01/20 (e)		1,387	1,366,195
Laureate Education, Inc., 9.25%, 9/01/19 (a)(e)		1,460	1,576,800
			3,476,450
Diversified Financial Services — 3.8%
Aircastle Ltd., 6.25%, 12/01/19 (e)		367	382,598
Ally Financial, Inc.:
8.30%, 2/12/15 (e)		2,460	2,656,800
8.00%, 11/01/31 (e)		1,860	2,139,000
8.00%, 11/01/31		906	1,027,177
Citigroup Inc., 5.95% (c)(e)(i)		1,370	1,301,500
CNG Holdings, Inc., 9.38%, 5/15/20 (a)		185	173,438
Co-Operative Group Ltd. (j):
6.88%, 7/08/20	GBP	300	440,502
7.50%, 7/08/26		600	869,382
DPL, Inc.:
6.50%, 10/15/16	USD	70	73,850
7.25%, 10/15/21		185	188,700
Gala Group Finance PLC, 8.88%, 9/01/18	GBP	700	1,155,302
Goldman Sachs Group Inc., 3.30%, 5/03/15 (e)	USD	3,285	3,400,103
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (a)(e)		585	579,150
Jefferies LoanCore LLC/JLC Finance Corp., 6.88%, 6/01/20 (a)		567	557,078
Leucadia National Corp., 8.13%, 9/15/15 (e)		1,870	2,085,050
Macquarie Bank Ltd., 10.25%, 6/20/57 (c)		1,450	1,602,250
Reynolds Group Issuer, Inc.:
7.13%, 4/15/19 (e)		1,294	1,376,492
9.00%, 4/15/19		180	185,850
9.88%, 8/15/19		535	568,438
5.75%, 10/15/20 (e)		800	793,000
6.88%, 2/15/21 (e)		820	865,100
SLM Corp., Series A, 5.00%, 10/01/13		150	150,375
WMG Acquisition Corp.:
11.50%, 10/01/18		753	867,832
6.00%, 1/15/21 (a)(e)		841	862,025
			24,300,992
Diversified Telecommunication Services — 1.3%
CenturyLink, Inc., Series V, 5.63%, 4/01/20 (e)		906	887,880
Level 3 Communications, Inc., 8.88%, 6/01/19		735	784,612
Level 3 Financing, Inc.:
4.15%, 2/15/15 (c)		1,725	1,722,844
8.13%, 7/01/19		3,083	3,260,272
7.00%, 6/01/20		495	498,713
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22	EUR	271	359,242
6.75%, 8/15/24		397	531,254
Windstream Corp., 7.75%, 10/15/20	USD	46	47,035
			8,091,852
Electric Utilities — 0.4%
Homer City Generation LP (f):
8.14%, 10/01/19		345	346,725
8.73%, 10/01/26		495	502,425
Mirant Mid Atlantic Pass-Through Trust, Series B, 9.13%, 6/30/17 (e)		538	564,849

Corporate Bonds		Par (000)	Value
Electric Utilities (concluded)
Nisource Finance Corp. (e):
6.40%, 3/15/18	USD	440	$507,979
5.25%, 2/15/43		800	772,857
			2,694,835
Electrical Equipment — 0.4%
Belden, Inc.:
5.50%, 9/01/22 (a)(e)		510	494,700
5.50%, 4/15/23	EUR	140	177,630
Pentair Finance SA, 1.88%, 9/15/17 (e)	USD	371	361,923
Rexel SA, 5.13%, 6/15/20	EUR	439	588,907
Techem GmbH:
6.13%, 10/01/19		300	425,891
7.88%, 10/01/20		106	152,353
Trionista TopCo GmbH, 6.88%, 4/30/21		100	133,492
			2,334,896
Energy Equipment & Services — 2.1%
Calfrac Holdings LP, 7.50%, 12/01/20 (a)(e)	USD	605	609,538
CGG (FKA Compagnie Generale de Geophysique, Veritas), 7.75%, 5/15/17 (e)		330	338,250
FTS International Services LLC/FTS International Bonds, Inc., 8.13%, 11/15/18 (a)(e)		720	768,600
Gulfmark Offshore, Inc., 6.38%, 3/15/22 (e)		185	187,313
Hornbeck Offshore Services, Inc., 5.88%, 4/01/20 (e)		375	379,688
MEG Energy Corp., 6.50%, 3/15/21 (a)(e)		358	364,265
Oil States International, Inc. (e):
6.50%, 6/01/19		1,614	1,702,770
5.13%, 1/15/23 (a)		908	991,990
Peabody Energy Corp. (e):
6.00%, 11/15/18		1,004	998,980
6.25%, 11/15/21		991	956,315
Rain CII Carbon LLC/CII Carbon Corp., 8.25%, 1/15/21 (a)(e)		535	535,000
Seadrill Ltd., 5.63%, 9/15/17 (a)		2,320	2,337,400
Tervita Corp., 8.00%, 11/15/18 (a)		618	616,455
Transocean, Inc. (e):
4.95%, 11/15/15		1,040	1,116,600
5.05%, 12/15/16		180	196,869
2.50%, 10/15/17		725	718,337
6.00%, 3/15/18		230	256,147
Trionista Holdco GmbH, 5.00%, 4/30/20	EUR	410	547,295
			13,621,812
Food & Staples Retailing — 0.4%
Bakkavor Finance 2 PLC:
8.25%, 2/15/18	GBP	312	504,055
8.75%, 6/15/20		200	323,887
R&R Ice Cream PLC, 9.25%, 5/15/18 (f)	EUR	314	425,373
Rite Aid Corp., 9.25%, 3/15/20 (e)	USD	1,095	1,238,719
Zobele Holding SpA, 7.88%, 2/01/18	EUR	100	137,452
			2,629,486
Food Products — 0.4%
Findus Bondco SA:
9.13%, 7/01/18		187	260,149
9.50%, 7/01/18	GBP	100	162,579
Post Holdings, Inc., 7.38%, 2/15/22 (e)	USD	780	822,900
Smithfield Foods, Inc., 6.63%, 8/15/22 (e)		783	802,575
Sun Merger Sub, Inc. (a):
5.25%, 8/01/18		207	207,776
5.88%, 8/01/21		193	192,517
			2,448,496
Gas Utilities — 0.6%
Florida Gas Transmission Co. LLC, 4.00%, 7/15/15 (a)(e)		2,000	2,099,956
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 7.88%, 10/15/18		1,515	1,639,988
			3,739,944

See Notes to Financial Statements.

32	ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Health Care Equipment & Supplies — 1.4%
Biomet, Inc. (e):
6.50%, 8/01/20	USD	1,720	$1,763,000
6.50%, 10/01/20		1,445	1,441,387
CareFusion Corp., 5.13%, 8/01/14 (e)		3,000	3,111,990
DJO Finance LLC/DJO Finance Corp.:
8.75%, 3/15/18		413	447,073
7.75%, 4/15/18		540	530,550
9.88%, 4/15/18		500	525,000
IDH Finance PLC, 6.00%, 12/01/18	GBP	113	174,678
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/01/19	USD	328	341,530
Teleflex, Inc., 6.88%, 6/01/19 (e)		675	708,750
			9,043,958
Health Care Providers & Services — 2.0%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., 7.75%, 2/15/19 (e)		995	1,064,650
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18 (e)		490	501,025
8.00%, 11/15/19		443	465,150
Crown Newco 3 PLC, 7.00%, 2/15/18	GBP	441	697,770
HCA, Inc.:
7.88%, 2/15/20 (e)	USD	1,896	2,045,310
7.25%, 9/15/20		711	774,101
Hologic, Inc., 6.25%, 8/01/20 (e)		1,289	1,343,782
IASIS Healthcare LLC/IASIS Capital Corp., 8.38%, 5/15/19		144	150,840
inVentiv Health, Inc., 9.00%, 1/15/18 (a)		720	734,400
Tenet Healthcare Corp.:
6.25%, 11/01/18 (e)		1,134	1,197,787
6.75%, 2/01/20		475	465,500
8.00%, 8/01/20		530	550,538
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc., 7.75%, 2/01/19 (e)		2,347	2,511,290
Voyage Care Bondco PLC, 6.50%, 8/01/18	GBP	355	546,293
			13,048,436
Health Care Technology — 0.8%
IMS Health, Inc., 12.50%, 3/01/18 (a)(e)		4,300	5,074,000
Hotels, Restaurants & Leisure — 4.3%
Caesars Entertainment Operating Co., Inc., 8.50%, 2/15/20 (e)	USD	1,010	964,550
Carlson Wagonlit BV, 6.88%, 6/15/19 (a)(e)		370	375,550
Cirsa Funding Luxembourg SA, 8.75%, 5/15/18	EUR	355	476,224
Enterprise Inns PLC, 6.50%, 12/06/18	GBP	2,232	3,467,579
Enterprise Inns PLC, 6.88%, 2/15/21		2,070	3,111,708
Gategroup Finance Luxembourg SA, 6.75%, 3/01/19	EUR	290	392,860
Intralot Finance Luxembourg SA, 9.75%, 8/15/18		480	656,596
Isle of Capri Casinos, Inc.:
7.75%, 3/15/19	USD	70	72,275
5.88%, 3/15/21		294	271,950
MCE Finance Ltd., 5.00%, 2/15/21 (a)(e)		941	863,368
Playa Resorts Holding BV, 8.00%, 8/15/20 (a)		165	168,300
PNK Finance Corp., 6.38%, 8/01/21 (a)		518	516,705
Six Flags Entertainment Corp., 5.25%, 1/15/21 (a)(e)		576	544,320
Spirit Issuer Plc (c):
1.06%, 12/28/28	GBP	3,325	4,199,494
5.47%, 12/28/34		4,500	6,067,077
Station Casinos LLC, 7.50%, 3/01/21	USD	2,245	2,312,350
Travelport LLC/Travelport Holdings, Inc., 11.88%, 9/01/16 (a)		78	75,299
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/14 (d)(k)		375	—
The Unique Pub Finance Co. PLC:
Series A3 6.54%, 3/30/21	GBP	200	312,265
Series A4 5.66%, 6/30/27		1,686	2,442,963

Corporate Bonds		Par (000)	Value
Hotels, Restaurants & Leisure (concluded)
Vougeot Bidco PLC, 7.88%, 7/15/20	GBP	218	$347,125
			27,638,558
Household Durables — 1.4%
Algeco Scotsman Global Finance PLC, 9.00%, 10/15/18	EUR	530	723,240
Ashton Woods USA LLC/Ashton Woods Finance Corp., 6.88%, 2/15/21 (a)	USD	510	504,900
Beazer Homes USA, Inc., 6.63%, 4/15/18 (e)		910	958,912
Berkline/Benchcraft LLC, 4.50%, 11/03/13 (d)(k)		200	—
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (a)(e)		925	945,812
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (a)		259	255,763
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (a)(e)		2,130	2,247,150
KB Home, 7.25%, 6/15/18		880	932,800
Libbey Glass, Inc., 6.88%, 5/15/20 (e)		226	241,538
RPG Byty Sro, 6.75%, 5/01/20	EUR	220	280,586
Spie BondCo 3 SCA, 11.00%, 8/15/19		248	365,463
Standard Pacific Corp., 8.38%, 1/15/21 (e)	USD	1,000	1,120,000
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (a)		597	564,165
			9,140,329
Household Products — 0.2%
Ontex IV SA, 9.00%, 4/15/19	EUR	353	484,038
Spectrum Brands Escrow Corp. (a):
6.38%, 11/15/20	USD	250	258,750
6.63%, 11/15/22		285	292,125
			1,034,913
Independent Power Producers & Energy Traders — 1.8%
The AES Corp., 7.75%, 10/15/15		972	1,081,350
Calpine Corp., 7.50%, 2/15/21 (a)		238	252,280
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.:
6.88%, 8/15/17 (a)		625	632,031
10.00%, 12/01/20 (a)(e)		2,105	2,212,881
10.00%, 12/01/20		390	410,963
12.25%, 3/01/22 (a)(e)		3,408	3,791,400
GenOn REMA LLC:
Series B, 9.24%, 7/02/17		247	253,596
Series C, 9.68%, 7/02/26 (e)		1,001	1,061,060
Laredo Petroleum, Inc.:
9.50%, 2/15/19		630	700,875
7.38%, 5/01/22		515	543,325
NRG Energy, Inc., 7.63%, 1/15/18 (e)		913	1,011,148
			11,950,909
Industrial Conglomerates — 0.2%
Sequa Corp., 7.00%, 12/15/17 (a)		1,045	1,045,000
Insurance — 1.4%
Allied World Assurance Co. Holdings, Ltd., 7.50%, 8/01/16 (e)		3,000	3,463,740
American International Group Inc., 3.00%, 3/20/15 (e)		3,120	3,209,712
CNO Financial Group, Inc., 6.38%, 10/01/20 (a)(e)		304	317,680
Forethought Financial Group Inc., 8.63%, 4/15/21 (a)(e)		750	822,309
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (a)		595	612,850
Muenchener Rueckversicherungs AG, 6.00%, 5/26/41 (c)	EUR	400	595,731
TMF Group Holding B.V., 9.88%, 12/01/19		210	290,053
			9,312,075
Internet Software & Services — 0.1%
Cerved Technologies SpA:
6.38%, 1/15/20		100	133,513
8.00%, 1/15/21		100	132,495

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	33

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Internet Software & Services (concluded)
Equinix, Inc., 4.88%, 4/01/20	USD	139	$133,788
			399,796
IT Services — 1.5%
Ceridian Corp. (a)(e):
8.88%, 7/15/19		1,395	1,569,375
11.00%, 3/15/21		1,004	1,159,620
Epicor Software Corp., 8.63%, 5/01/19		1,260	1,329,300
First Data Corp. (a):
7.38%, 6/15/19 (e)		1,775	1,841,562
6.75%, 11/01/20 (e)		1,250	1,278,125
11.75%, 8/15/21		869	812,515
SunGard Data Systems, Inc., 6.63%, 11/01/19 (e)		1,040	1,055,600
WEX, Inc., 4.75%, 2/01/23 (a)(e)		550	500,500
			9,546,597
Machinery — 0.2%
Gardner Denver, Inc., 6.88%, 8/15/21 (a)		610	596,275
Navistar International Corp., 8.25%, 11/01/21		522	518,737
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75%, 2/01/19 (a)		255	249,263
			1,364,275
Media — 4.1%
AMC Networks, Inc., 7.75%, 7/15/21 (e)		865	955,825
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (a)(d)(k)		509	372,842
Checkout Holding Corp., 9.91%, 11/15/15 (a)(g)		1,056	852,720
Clear Channel Communications, Inc., 9.00%, 3/01/21		1,311	1,245,450
Clear Channel Worldwide Holdings, Inc.:
6.50%, 11/15/22 (e)		965	957,762
Series B, 7.63%, 3/15/20		888	890,220
Series B, Series wi, 6.50%, 11/15/22 (e)		1,108	1,108,000
DIRECTV Holdings LLC, 3.13%, 2/15/16 (e)		3,000	3,089,058
DISH DBS Corp.:
7.00%, 10/01/13 (e)		1,267	1,272,068
7.13%, 2/01/16 (e)		200	218,000
4.25%, 4/01/18		1,330	1,310,050
DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (a)		305	313,388
Intelsat Jackson Holdings SA:
7.25%, 10/15/20 (e)		1,660	1,772,050
5.50%, 8/01/23 (a)		515	477,662
Intelsat Luxembourg SA, 6.75%, 6/01/18 (a)		910	941,850
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (a)		185	192,400
Lynx I Corp., 6.00%, 4/15/21	GBP	1,274	1,979,254
The McClatchy Co., 9.00%, 12/15/22	USD	330	348,150
MDC Partners, Inc., 6.75%, 4/01/20 (a)		355	359,438
Midcontinent Communications & Finance Corp., 6.25%, 8/01/21 (a)		245	245,613
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (a)(e)		1,157	1,253,262
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (a)		345	349,313
Nara Cable Funding Ltd.:
8.88%, 12/01/18 (a)		200	204,500
8.88%, 12/01/18	EUR	190	264,485
ProtoStar I Ltd., 18.00%, 10/15/13 (a)(d)(h)(k)	USD	3,454	1,727
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (a)		580	574,200
Sirius XM Radio, Inc. (a):
5.75%, 8/01/21		424	415,520
4.63%, 5/15/23		311	274,458
Sterling Entertainment Corp., 10.00%, 12/15/19		1,175	1,175,000
Unitymedia Hessen GmbH & Co. KG:
5.63%, 4/15/23	EUR	104	133,328
7.50%, 3/15/19	USD	1,440	1,555,200

Corporate Bonds		Par (000)	Value
Media (concluded)
Univision Communications, Inc., 6.75%, 9/15/22 (a)(e)	USD	286	$296,725
Virgin Media Secured Finance PLC, 6.50%, 1/15/18 (e)		1,000	1,042,500
			26,442,018
Metals & Mining — 2.1%
ArcelorMittal:
9.50%, 2/15/15 (e)		1,910	2,096,225
4.25%, 8/05/15 (e)		738	760,140
5.00%, 2/25/17		343	350,718
6.13%, 6/01/18 (e)		498	512,940
Commercial Metals Co., 4.88%, 5/15/23		908	821,740
Eco-Bat Finance PLC, 7.75%, 2/15/17	EUR	495	667,301
FMG Resources August 2006 Property Ltd., 6.38%, 2/01/16 (a)(e)		1,255	1,286,375
Glencore Funding LLC, 1.70%, 5/27/16 (a)(e)	USD	2,450	2,388,696
Global Brass & Copper, Inc., 9.50%, 6/01/19 (a)		695	757,550
Kaiser Aluminum Corp., 8.25%, 6/01/20 (e)		510	568,650
Novelis, Inc., 8.75%, 12/15/20 (e)		2,375	2,582,812
Perstorp Holding AB, 8.75%, 5/15/17 (a)		290	296,525
Steel Dynamics, Inc., 6.38%, 8/15/22		555	578,588
			13,668,260
Multiline Retail — 0.6%
Dollar General Corp. (e):
4.13%, 7/15/17		1,409	1,479,603
1.88%, 4/15/18		2,133	2,054,685
Dufry Finance SCA, 5.50%, 10/15/20 (a)(e)		557	568,447
			4,102,735
Oil, Gas & Consumable Fuels — 5.3%
Alpha Natural Resources, Inc., 6.25%, 6/01/21		418	350,075
Athlon Holdings LP/Athlon Finance Corp., 7.38%, 4/15/21 (a)		254	256,540
Bonanza Creek Energy, Inc., 6.75%, 4/15/21		95	96,663
BP Capital Markets PLC, 5.25%, 11/07/13 (e)		6,000	6,051,144
Chaparral Energy, Inc., 7.63%, 11/15/22		305	305,763
Concho Resources, Inc., 6.50%, 1/15/22 (e)		221	234,260
CONSOL Energy, Inc., 8.25%, 4/01/20 (e)		1,890	2,003,400
EP Energy LLC/Everest Acquisition Finance, Inc., 6.88%, 5/01/19 (e)		630	669,375
Holly Energy Partners LP/Holly Energy Finance Corp., 6.50%, 3/01/20 (e)		215	221,450
Kinder Morgan Energy Partners LP, 5.95%, 2/15/18 (e)		3,215	3,680,593
Kinder Morgan Finance Co. LLC, 6.00%, 1/15/18 (a)(e)		1,285	1,393,396
Kodiak Oil & Gas Corp., 8.13%, 12/01/19		1,470	1,609,650
Lightstream Resources Ltd. (FKA PetroBakken Energy Ltd.), 8.63%, 2/01/20 (a)		379	360,050
Linn Energy LLC/Linn Energy Finance Corp.:
6.25%, 11/01/19 (a)(e)		602	553,840
8.63%, 4/15/20		903	907,515
7.75%, 2/01/21		215	208,550
Memorial Production Partners LP/Memorial Production Finance Corp., 7.63%, 5/01/21		344	331,960
Oasis Petroleum, Inc.:
7.25%, 2/01/19		380	402,800
6.50%, 11/01/21		410	430,500
Offshore Group Investment Ltd., 7.13%, 4/01/23		656	631,400
ONEOK Partners LP, 2.00%, 10/01/17 (e)		355	347,929
PBF Holding Co. LLC/PBF Finance Corp., 8.25%, 2/15/20		202	206,545
Petrobras Global Finance BV, 3.00%, 1/15/19 (e)		768	706,414
Range Resources Corp. (e):
6.75%, 8/01/20		815	878,162
5.75%, 6/01/21		1,281	1,341,847
RKI Exploration & Production LLC/RKI Finance Corp., 8.50%, 8/01/21 (a)		203	203,000

See Notes to Financial Statements.

34	ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)
Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (concluded)
Rosetta Resources, Inc., 5.63%, 5/01/21	USD	379	$365,735
Sabine Pass Liquefaction LLC (a):
5.63%, 2/01/21 (e)		2,604	2,486,820
5.63%, 4/15/23		754	699,335
Sabine Pass LNG LP, 7.50%, 11/30/16 (e)		3,110	3,424,887
SandRidge Energy, Inc.:
8.75%, 1/15/20		94	98,230
7.50%, 2/15/23 (e)		1,096	1,060,380
SESI LLC, 6.38%, 5/01/19 (e)		475	499,938
SM Energy Co.:
6.63%, 2/15/19		60	62,700
6.50%, 11/15/21 (e)		605	635,250
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 7.50%, 7/01/21 (a)		636	645,540
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.88%, 10/01/20 (a)(e)		176	175,560
			34,537,196
Paper & Forest Products — 0.2%
Ainsworth Lumber Co. Ltd., 7.50%, 12/15/17 (a)(e)		728	768,040
NewPage Corp., 11.38%, 12/31/14 (d)(k)		3,177	—
Sappi Papier Holding GmbH, 8.38%, 6/15/19 (a)(e)		305	318,725
			1,086,765
Pharmaceuticals — 0.7%
Valeant Pharmaceuticals International (a)(e):
6.88%, 12/01/18		1,210	1,282,600
6.38%, 10/15/20		613	622,961
VPII Escrow Corp. (a):
6.75%, 8/15/18		2,214	2,344,073
7.50%, 7/15/21		335	358,450
			4,608,084
Professional Services — 0.1%
La Financiere Atalian SA, 7.25%, 1/15/20	EUR	202	260,299
Truven Health Analytics, Inc., 10.63%, 6/01/20	USD	540	573,750
			834,049
Real Estate Investment Trusts (REITs) — 0.5%
Cantor Commercial Real Estate Co. LP/CCRE Finanace Corp., 7.75%, 2/15/18 (a)(e)		634	648,265
Felcor Lodging LP, 6.75%, 6/01/19		820	858,950
iStar Financial, Inc., 4.88%, 7/01/18		449	435,530
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/01/21 (e)		1,300	1,355,775
			3,298,520
Real Estate Management & Development — 1.3%
Punch Taverns Finance PLC, Series A2R, 6.82%, 7/15/20	GBP	1,087	1,701,057
Realogy Corp. (a)(e):
7.88%, 2/15/19	USD	1,765	1,919,437
7.63%, 1/15/20		1,015	1,136,800
9.00%, 1/15/20		435	502,425
Realogy Group LLC/Sunshine Group Florida Ltd., 3.38%, 5/01/16 (a)		756	750,330
Shea Homes LP/Shea Homes Funding Corp., 8.63%, 5/15/19 (e)		2,110	2,315,725
			8,325,774
Road & Rail — 0.9%
Asciano Finance Ltd., 3.13%, 9/23/15 (a)(e)		3,400	3,467,935
The Hertz Corp.:
7.50%, 10/15/18		540	583,200
6.75%, 4/15/19		405	431,831
5.88%, 10/15/20		435	446,419
7.38%, 1/15/21		675	729,000
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (a)		319	315,013
			5,973,398

Corporate Bonds		Par (000)	Value
Semiconductors & Semiconductor Equipment — 0.2%
NXP BV/NXP Funding LLC (a):
3.75%, 6/01/18	USD	950	$917,938
5.75%, 2/15/21 (e)		560	560,000
			1,477,938
Software — 0.6%
Healthcare Technology Intermediate, Inc., 7.38%, 9/01/18 (a)(f)		298	302,470
Infor US, Inc., 9.38%, 4/01/19 (e)		2,000	2,225,000
Nuance Communications, Inc., 5.38%, 8/15/20 (a)(e)		1,715	1,633,538
			4,161,008
Specialty Retail — 1.6%
Claire’s Stores, Inc. (a):
9.00%, 3/15/19 (e)		1,034	1,151,618
7.75%, 6/01/20		219	217,905
Magnolia BC SA, 9.00%, 8/01/20	EUR	274	366,695
Michaels FinCo Holdings LLC/Michaels FinCo, Inc., 7.50%, 8/01/18 (a)(f)	USD	620	620,000
Michaels Stores, Inc., 7.75%, 11/01/18		317	341,171
New Academy Finance Co. LLC/New Academy Finance Corp., 8.00%, 6/15/18 (a)(f)		218	223,995
Party City Holdings, Inc., 8.88%, 8/01/20 (a)		599	641,679
PC Nextco Holdings LLC/PC Nextco Finance, Inc., 8.75%, 8/15/19 (a)(f)		252	249,165
QVC, Inc. (a)(e):
7.50%, 10/01/19		410	442,012
7.38%, 10/15/20		1,260	1,369,050
Sally Holdings LLC/Sally Capital, Inc., 6.88%, 11/15/19 (e)		920	1,002,800
The Western Union Co., 2.88%, 12/10/17 (e)		4,000	4,015,480
			10,641,570
Textiles, Apparel & Luxury Goods — 0.1%
Levi Strauss & Co., 6.88%, 5/01/22 (e)		380	403,750
The William Carter Co., 5.25%, 8/15/21 (a)		346	347,730
			751,480
Tobacco — 0.5%
Reynolds American, Inc., 7.63%, 6/01/16 (e)		2,500	2,892,725
Transportation Infrastructure — 0.9%
Aguila 3 SA (a):
Series 144, 7.88%, 1/31/18		350	366,625
7.88%, 1/31/18		498	521,655
Federal Express Corp. 2012 Pass Through Trust, 2.63%, 1/15/18 (a)(e)		1,212	1,222,102
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.13%, 5/11/15 (a)(e)		3,372	3,472,192
			5,582,574
Wireless Telecommunication Services — 2.4%
Crown Castle Towers LLC, 4.52%, 1/15/35 (a)(e)		3,000	3,121,143
Digicel Ltd., 6.00%, 4/15/21 (a)(e)		3,073	2,965,445
Softbank Corp., 4.50%, 4/15/20 (a)(e)		1,745	1,649,793
Sprint Capital Corp., 6.88%, 11/15/28 (e)		1,147	1,035,167
Sprint Communications, Inc. (a)(e):
9.00%, 11/15/18		3,070	3,584,225
7.00%, 3/01/20		1,801	1,936,075
T-Mobile USA, Inc., 5.25%, 9/01/18 (a)		830	838,300
Wind Acquisition Finance SA, 6.50%, 4/30/20 (a)		311	311,000
			15,441,148
Total Corporate Bonds — 62.9%			408,330,249

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	35

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)
Floating Rate Loan Interests (c)		Par (000)	Value
Aerospace & Defense — 0.7%
DigitalGlobe, Inc., Term Loan B, 3.75%, 1/31/20	USD	1,297	$1,305,257
Transdigm, Inc., Term Loan C, 3.75%, 2/28/20		657	655,787
TransUnion LLC, Term Loan, 4.25%, 2/10/19		2,584	2,598,515
			4,559,559
Airlines — 0.4%
Delta Air Lines, Inc., Term Loan B1, 4.00%, 10/18/18		683	683,889
Northwest Airlines, Inc., Term Loan:
2.30%, 3/10/17		300	278,077
2.30%, 3/10/17		301	278,899
1.68%, 9/10/18		255	225,540
1.68%, 9/10/18		253	223,918
1.68%, 9/10/18		251	222,295
US Airways Group, Inc., Term Loan B1, 4.25%, 5/23/19		840	827,929
			2,740,547
Auto Components — 2.3%
Affinia Group Intermediate Holdings, Inc., Term Loan B2, 4.75%, 4/27/20		910	910,000
Autoparts Holdings Ltd.:
1st Term Loan, 6.50%, 7/28/17		964	925,904
2nd Lien Term Loan, 10.50%, 1/29/18		1,500	1,444,995
Federal-Mogul Corp.:
Term Loan B, 2.12% – 2.13%, 12/29/14		4,016	3,910,431
Term Loan C, 2.12% – 2.13%, 12/28/15		3,186	3,102,281
The Goodyear Tire & Rubber Co., 2nd Lien Term Loan, 4.75%, 4/30/19		2,985	3,000,432
Schaeffler AG, Term Loan C, 4.25%, 1/27/17		140	140,217
Transtar Holding Co., 1st Lien Term Loan, 5.50%, 10/09/18		1,275	1,281,739
			14,715,999
Beverages — 0.0%
Le-Nature’s, Inc., Tranche B Term Loan, 3/01/11 (d)(h)(k)		1,000	100
Biotechnology — 0.1%
Grifols, Inc., Term Loan B, 4.25%, 6/01/17		531	533,913
Building Products — 0.5%
Continental Building Products LLC, 1st Lien Term Loan, 4.50%, 8/14/20		915	913,472
CPG International, Inc., Term Loan, 5.75%, 9/18/19		1,365	1,374,923
United Subcontractors, Inc., Term Loan, 4.28%, 6/30/15		169	160,334
Wilsonart International Holdings LLC, Term Loan B, 4.00%, 10/31/19		816	808,932
			3,257,661
Capital Markets — 0.7%
American Capital Holdings, Inc., Term Loan, 4.00%, 8/22/16		2,202	2,208,831
HarbourVest Partners LLC, Term Loan B, 4.75%, 11/21/17		830	833,691
KCG Holdings, Inc., Term Loan B, 5.75%, 12/05/17		785	781,570
Nuveen Investments, Inc.:
2nd Lien Term Loan, 6.50%, 2/28/19		560	556,735
Term Loan, 4.18%, 5/15/17		278	276,836
			4,657,663
Chemicals — 1.7%
Allnex (Luxembourg) & Cy SCA:
Term Loan B1, 4.50%, 10/03/19		323	322,612
Term Loan B2, 4.50%, 10/03/19		167	167,388
American Rock Salt Holdings LLC, Term Loan, 5.50%, 4/25/17		527	525,833
Chemtura Corp., Exit Term Loan B, 5.50% – 6.25%, 8/27/16		378	380,470
Evergreen Acqco 1 LP, Term Loan, 5.00%, 7/09/19		777	780,810

Floating Rate Loan Interests (c)		Par (000)	Value
Chemicals (concluded)
INEOS US Finance LLC, 6 Year Term Loan, 4.00%, 5/04/18	USD	508	$503,622
MacDermid, Inc.:
1st Lien Term Loan, 4.00%, 6/08/20		670	670,422
2nd Lien Term Loan, 7.75%, 12/07/20		200	202,000
Nexeo Solutions LLC, Term Loan B, 5.00%, 9/08/17		1,271	1,259,097
OXEA Finance LLC:
2nd Lien Term Loan, 8.25%, 7/15/20		705	703,019
Term Loan B2, 4.25%, 1/15/20		680	678,864
Royal Adhesives and Sealants LLC, 1st Lien Term Loan, 5.50%, 7/31/18		795	802,950
Tata Chemicals North America, Inc., Term Loan B, 3.75%, 8/15/20		665	664,169
Tronox Pigments (Netherlands) BV, Term Loan, 4.50%, 3/19/20		943	951,549
US Coatings Acquisition, Inc., Term Loan, 4.75%, 2/03/20		2,105	2,118,406
			10,731,211
Commercial Services & Supplies — 1.8%
ADS Waste Holdings, Inc., Term Loan B, 4.25%, 10/09/19		1,482	1,483,532
AWAS Finance Luxembourg 2012 SA, Term Loan, 3.50%, 7/16/18		1,279	1,283,252
AWAS Finance Luxembourg Sarl, Term Loan B, 3.50%, 6/10/16		943	942,640
Catalent Pharma Solutions, Inc., Term Loan, 6.50%, 12/29/17		370	371,158
Interactive Data Corp., Term Loan B, 3.75%, 2/11/18		2,126	2,120,239
KAR Auction Services, Inc., Term Loan B, 3.75%, 5/19/17		968	971,152
Learning Care Group (US) No. 2, Inc., Term Loan B, 6.00%, 5/08/19		390	388,701
Livingston International, Inc.:
1st Lien Term Loan, 5.00%, 4/16/19		780	776,100
2nd Lien Term Loan, 9.00%, 4/16/20		360	361,501
Protection One, Inc., Term Loan, 4.25%, 3/21/19		820	825,776
Spin Holdco, Inc., Term Loan B, 4.25%, 11/14/19		1,255	1,256,180
West Corp., Term Loan B8, 3.75%, 6/29/18		994	994,414
			11,774,645
Communications Equipment — 1.8%
Alcatel-Lucent USA, Inc.:
Term Loan C, 5.75%, 1/30/19		3,632	3,646,531
Term Loan D, 6.25%, 1/30/19	EUR	1,229	1,627,731
Avaya, Inc.:
Extended Term Loan B3, 4.76%, 10/26/17	USD	1,090	968,290
Term Loan B5, 8.00%, 3/30/18		357	336,552
CommScope, Inc., Term Loan, 3.75%, 1/12/18		1,222	1,227,984
Telesat Canada, Term Loan A, 4.38%, 3/24/17	CAD	1,789	1,694,344
Zayo Group LLC, Term Loan B, 4.50%, 7/02/19	USD	2,307	2,313,073
			11,814,505
Construction & Engineering — 0.4%
Centaur LLC:
1st Lien Term Loan, 5.25%, 2/15/19		1,441	1,449,791
2nd Lien Term Loan, 8.75%, 2/15/20		710	715,325
United States Infrastructure Corp., 1st Lien Term Loan, 4.75%, 7/31/20		475	475,237
			2,640,353
Construction Materials — 0.3%
HD Supply, Inc., Senior Debt B, 4.50%, 10/12/17		1,888	1,891,987
Consumer Finance — 0.1%
Springleaf Financial Funding Co., Term Loan, 5.50%, 5/10/17		444	443,889
Containers & Packaging — 0.3%
Pact Group Pty Ltd., Term Loan B, 3.75%, 5/29/20		1,250	1,235,938
See Notes to Financial Statements.

36	ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)
Floating Rate Loan Interests (c)		Par (000)	Value
Containers & Packaging (concluded)
Polarpak, Inc., 1st Lien Canadian Borrower, 4.50%, 6/05/20	USD	249	$249,478
Sealed Air Corp., Term Loan, 4.00%, 10/03/18		516	519,789
WNA Holdings Inc., 1st Lien US Borrower, 4.50%, 6/05/20		135	135,519
			2,140,724
Distributors — 0.4%
ABC Supply Co., Inc., Term Loan, 3.50%, 4/16/20		2,105	2,091,318
Crossmark Holdings, Inc., Term Loan, 4.50%, 12/20/19		383	380,922
VWR Funding, Inc., Extended Add-on Term Loan, 4.18%, 4/03/17		458	457,700
			2,929,940
Diversified Consumer Services — 0.9%
Bright Horizons Family Solutions, Inc., Term Loan B, 4.00% – 5.25%, 1/30/20		781	781,466
Doncaster US Finance LLC, Term Loan, 5.50%, 4/09/20		554	558,457
Education Management LLC, Term Loan C3, 8.25%, 3/29/18		148	140,520
Laureate Education, Inc., Extended Term Loan, 5.25%, 6/18/18		1,551	1,545,640
ROC Finance LLC, Term Loan, 5.00%, 5/15/19		630	630,787
ServiceMaster Co., Term Loan, 4.25%, 1/31/17		1,174	1,137,732
Weight Watchers International, Inc., Term Loan B2, 3.75%, 4/02/20		1,197	1,176,244
			5,970,846
Diversified Financial Services — 0.8%
ION Trading Technologies Sarl:
1st Lien Term Loan, 4.50%, 5/22/20		560	559,653
2nd Lien Term Loan, 8.25%, 5/21/21		310	309,808
Kasima LLC, Term Loan B, 3.25%, 5/17/21		740	738,616
Reynolds Group Holdings Inc., Dollar Term Loan, 4.75%, 9/28/18		1,521	1,530,050
RPI Finance Trust, Incremental Tranche 2, 4.00%, 11/09/18		455	456,831
WMG Acquisition Corp., Term Loan, 3.75%, 7/01/20		1,740	1,734,919
			5,329,877
Diversified Telecommunication Services — 1.9%
Consolidated Communications, Inc., Term Loan B3, 5.25%, 12/31/18		2,244	2,264,479
Hawaiian Telcom Communications, Inc., Term Loan B, 5.00%, 6/06/19		1,738	1,740,278
Integra Telecom, Inc.:
1st Lien Term Loan, 5.25%, 2/22/19		1,172	1,182,318
2nd Lien Term Loan, 9.75%, 2/21/20		590	605,488
Level 3 Financing, Inc.:
2016 Term Loan, 4.00%, 1/15/20		1,175	1,174,025
Term Loan, 4.75%, 8/01/19		3,650	3,646,167
Syniverse Holdings, Inc., Term Loan B, 4.00%, 4/23/19		525	527,300
US Telepacific Corp., Term Loan B, 5.75%, 2/23/17		997	993,796
			12,133,851
Electronic Equipment, Instruments & Components — 0.1%
CDW LLC, Term Loan, 3.50%, 4/29/20		848	837,980
Energy Equipment & Services — 0.5%
Dynegy Holdings, Inc., Term Loan B2, 4.00%, 4/23/20		1,110	1,102,596
MEG Energy Corp., Refinancing Term Loan, 3.75%, 3/31/20		650	650,832
Tervita Corp., Term Loan, 6.25%, 5/15/18		724	715,897
Unifrax Corp., Term Loan, 4.25%, 11/28/18		552	553,053
			3,022,378

Floating Rate Loan Interests (c)		Par (000)	Value
Food & Staples Retailing — 0.3%
Rite Aid Corp.:
2nd Lien Term Loan, 5.75%, 8/21/20	USD	240	$245,926
Term Loan 6, 4.00%, 2/21/20		259	259,674
Supervalu, Inc., Refinancing Term Loan B, 5.00%, 3/21/19		917	919,174
US Foods, Inc., Refinancing Term Loan, 4.50%, 3/29/19		300	300,249
			1,725,023
Food Products — 1.2%
AdvancePierre Foods, Inc., Term Loan, 5.75%, 7/10/17		781	787,667
CTI Foods Holding Co, LLC, 1st Lien Term Loan, 4.50%, 6/29/20		655	648,450
Del Monte Foods Co., Term Loan, 4.00%, 3/08/18		327	326,362
Dole Food Co., Inc., Term Loan, 3.75% – 5.00%, 4/01/20		1,122	1,120,179
Performance Food Group Co., 2nd Lien Term Loan, 6.25%, 11/14/19		1,050	1,036,875
Pinnacle Foods Finance LLC, Term Loan G, 3.25%, 4/29/20		1,197	1,184,037
Reddy Ice Group, Inc.:
1st Lien Term Loan, 6.75% – 7.75%, 3/28/19		1,486	1,482,559
2nd Lien Term Loan, 10.75%, 11/01/19		1,380	1,359,300
			7,945,429
Health Care Equipment & Supplies — 1.5%
Arysta LifeScience Corp.:
1st Lien Term Loan, 4.50%, 5/29/20		1,485	1,483,768
2nd Lien Term Loan, 8.25%, 11/30/20		530	528,235
Capital Safety North America Holding, Inc., Term Loan, 4.50%, 1/21/19		988	983,834
DJO Finance LLC, Term Loan B3, 4.75%, 9/15/17		1,824	1,833,243
Faenza Acquisition Gmbh, Term Loan B, 4.25%, 8/14/20		650	650,273
Hologic Inc., Term Loan B, 3.75%, 8/01/19		1,437	1,441,416
Immucor, Inc., Refinancing Term Loan B2, 5.00%, 8/17/18		640	641,950
LHP Hospital Group, Inc., Term Loan, 9.00%, 7/03/18		851	842,886
Onex Carestream Finance LP:
1st Lien Term Loan, 5.00%, 6/07/19		855	861,413
2nd Lien Term Loan, 9.50%, 6/07/19		740	733,525
			10,000,543
Health Care Providers & Services — 1.6%
American Renal Holdings, Inc.:
1st Lien Term Loan, 4.50%, 9/20/19		853	845,400
2nd Lien Term Loan, 8.50%, 2/14/20		890	878,875
Ardent Medical Services, Inc., Term Loan, 6.75%, 7/02/18		478	476,406
CHG Buyer Corp., 1st Lien Term Loan, 5.00%, 11/19/19		707	712,120
ConvaTec, Inc., Term Loan, 5.00%, 12/22/16		1,220	1,225,025
DaVita, Inc., Term Loan B, 4.50%, 10/20/16		1,950	1,962,168
Envision Healthcare Corp., Term Loan, 4.00%, 5/25/18		277	277,782
Genesis HealthCare Corp., Term Loan B, 10.00% – 10.75%, 9/25/17		1,069	1,098,087
Ikaria Acquisition, Inc., 1st Lien Term Loan, 7.25%, 7/03/18		505	505,950
inVentiv Health, Inc.:
Combined Term Loan, 7.50%, 8/04/16		360	350,910
Incremental Term Loan B3, 7.75%, 5/15/18		232	227,724
Surgical Care Affiliates, Inc., Class C Incremental Term Loan, 4.25%, 6/29/18		600	600,000
US Renal Care, Inc., Incremental 1st Lien Term Loan, 5.25%, 7/03/19		1,152	1,151,916
			10,312,363

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	37

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)
Floating Rate Loan Interests (c)		Par (000)	Value
Health Care Technology — 0.2%
IMS Health, Inc., Term Loan B1, 3.75%, 9/01/17	USD	640	$640,879
Kinetic Concepts, Inc., Term Loan D1, 4.50%, 5/04/18		275	275,344
MedAssets, Inc., Term Loan B, 4.00%, 12/13/19		296	296,629
			1,212,852
Hotels, Restaurants & Leisure — 6.3%
Bally Technologies, Inc., Term Loan B, 4.25%, 8/31/20		1,095	1,092,952
Bronco Midstream Funding LLC, Term Loan B, 5.00%, 8/17/20		1,330	1,326,675
Caesars Entertainment Operating Co., Inc., Extended Term Loan B6, 5.43%, 1/26/18		230	206,554
Drumm Investors LLC, Term Loan, 5.00%, 5/04/18		1,059	1,009,722
Four Seasons Holdings, Inc., 2nd Lien Term Loan, 6.25%, 12/28/20		585	593,775
Harrah’s Property Co., Mezzanine Term Loan, 3.68%, 2/13/14		7,761	7,384,401
Hilton Hotels Corp.:
Mezzanine Class B, 3.56%, 11/12/14		2,411	2,394,358
Mezzanine Class C, 3.68%, 11/12/14		384	381,359
Mezzanine Class D, 3.94%, 11/12/14		719	714,446
Mezzanine Class E, 4.19%, 11/12/14		253	251,021
Mezzanine Class F, 3.93%, 11/12/14		1,517	1,506,988
Mezzanine Class G, 3.93%, 11/12/14		9,256	9,191,990
Mezzanine Class H, 3.93%, 11/12/14		2,411	2,398,867
MGM Resorts International, Term Loan B, 3.50%, 12/20/19		1,081	1,076,210
OSI Restaurant Partners LLC, Term Loan, 3.50%, 10/25/19		605	603,488
Playa Resorts Holding BV, Term Loan B, 4.75%, 8/06/19		725	727,117
Sabre, Inc., Term Loan B, 5.25%, 2/19/19		567	572,215
Station Casinos, Inc., Term Loan B, 5.00%, 3/01/20		3,277	3,298,644
Travelport LLC:
2nd Lien PIK Term Loan 2, 8.38%, 12/01/16 (f)		1,012	1,010,479
2nd Lien Term Loan 1, 9.50%, 1/29/16		1,178	1,219,698
Refinancing Term Loan, 6.25%, 6/26/19		1,585	1,600,057
Twin River Worldwide Holdings, Inc., Term Loan B, 5.25%, 11/09/18		1,426	1,436,524
Wendy’s International, Inc., Term Loan B, 3.25%, 5/15/19		670	667,373
			40,664,913
Household Products — 0.5%
Prestige Brands, Inc., Term Loan, 3.75% – 5.00%, 1/31/19		663	666,690
Spectrum Brands, Inc.:
Term Loan, 4.50% – 5.50%, 12/17/19		1,054	1,059,890
Term Loan A, 3.00%, 9/07/17		720	719,273
Term Loan C, 3.50%, 9/04/19		180	179,960
Waddington North America Holdings, Inc., 2nd Lien Term Loan, 8.50%, 12/07/20		475	477,375
			3,103,188
Independent Power Producers & Energy Traders — 0.7%
The AES Corp., Refinancing Term Loan B, 3.75%, 6/01/18		382	384,036
Calpine Corp., Term Loan B1, 4.00%, 4/02/18		1,059	1,060,997
La Frontera Generation LLC, Term Loan, 4.50%, 9/30/20		1,955	1,956,232
Star West Generation LLC, Term Loan B, 4.25%, 3/13/20		1,027	1,035,131
			4,436,396
Industrial Conglomerates — 0.3%
Sequa Corp., Term Loan B, 5.25%, 6/19/17		1,844	1,849,771

Floating Rate Loan Interests (c)		Par (000)	Value
Insurance — 1.0%
Alliant Holdings I, Inc., Term Loan B, 5.00%, 12/20/19	USD	1,070	$1,072,973
Asurion LLC, Term Loan B1, 4.50%, 5/24/19		1,537	1,517,413
CNO Financial Group, Inc., Term Loan B2, 3.75%, 9/20/18		1,312	1,313,954
Cooper Gay Swett & Crawford Ltd.:
1st Lien Term Loan, 5.00%, 4/16/20		1,060	1,065,300
2nd Lien Term Loan, 8.25%, 10/16/20		500	506,250
Cunningham Lindsey US, Inc., 1st Lien Term Loan, 5.00%, 12/10/19		925	913,783
National Financial Partners Corp., Term Loan, 5.25%, 7/01/20		305	306,717
			6,696,390
Internet Software & Services — 0.1%
Web.com Group, Inc., Term Loan B, 4.50%, 10/27/17		594	595,660
IT Services — 1.2%
CCC Information Services, Inc., Term Loan, 4.00%, 12/20/19		308	307,293
Ceridian Corp., Term Loan B, 4.43%, 5/09/17		1,115	1,113,476
First Data Corp.:
2018 Term Loan, 4.18%, 9/24/18		1,805	1,782,437
Extended 2018 Term Loan B, 4.18%, 3/23/18		2,284	2,260,082
InfoGroup, Inc., Term Loan, 8.00%, 5/25/18		754	676,562
Moneygram International, Inc., Term Loan B, 4.25%, 3/27/20		633	634,996
SunGard Data Systems, Inc.:
Term Loan D, 4.50%, 1/31/20		388	391,197
Term Loan E, 4.00%, 3/09/20		434	436,490
			7,602,533
Life Sciences Tools & Services — 0.1%
Patheon, Inc., Term Loan, 7.25% – 8.25%, 12/06/18		466	469,974
Machinery — 1.5%
Alliance Laundry Systems LLC, Refinancing Term Loan, 4.25%, 12/07/18		281	281,131
Gardner Denver, Inc.:
EUR Term Loan, 4.75%, 7/30/20	EUR	502	661,639
Term Loan, 4.25%, 7/30/20	USD	1,348	1,340,687
Generac Power Systems, Inc., Term Loan B, 3.50%, 5/29/20		1,425	1,416,535
Intelligrated, Inc., 1st Lien Term Loan, 4.50%, 7/30/18		1,092	1,093,115
Mirror Bidco Corp., Term Loan, 5.25%, 12/27/19		1,438	1,444,964
Navistar International Corp., Term Loan B, 5.75%, 8/17/17		525	532,340
Rexnord LLC, 1st Lien Term Loan B, 4.00%, 8/20/20		1,326	1,311,245
Silver II US Holdings LLC, Term Loan, 4.00%, 12/13/19		593	587,865
Terex Corp., Refinancing Term Loan B, 5.00%, 4/28/17	EUR	176	234,202
Wabash National Corp., Term Loan B, 4.50%, 5/02/19	USD	1,174	1,177,336
			10,081,059
Marine — 0.1%
HGIM Corp., Term Loan B, 5.50%, 6/18/20		795	796,987
Media — 5.7%
Advanstar Communications, Inc., 2nd Lien Term Loan, 9.50%, 6/06/20		465	463,837
Capsugel Holdings US, Inc., Term Loan B, 4.25%, 8/01/18		610	614,717
Cengage Learning Acquisitions, Inc., Tranche 1 Incremental, 6.00%, 7/03/14		2,005	1,415,715
Charter Communications Operating LLC, Term Loan E, 3.00%, 7/01/20		1,185	1,172,166

See Notes to Financial Statements.

38	ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)
Floating Rate Loan Interests (c)		Par (000)	Value
Media (concluded)
Clear Channel Communications, Inc.:
Term Loan B, 3.83%, 1/29/16	USD	316	$294,768
Term Loan C, 3.83%, 1/29/16		211	193,376
Term Loan D, 6.93%, 1/30/19		4,063	3,726,226
Cumulus Media Holdings, Inc., 1st Lien Term Loan, 4.50%, 9/17/18		1,417	1,423,397
EMI Music Publishing Ltd., Term Loan B, 4.25%, 6/29/18		764	766,715
Fender Musical Instrument Corp., 2019 Term Loan B, 5.75%, 4/03/19		274	275,226
Foxco Acquisition Sub LLC, Term Loan B, 5.50%, 7/14/17		1,165	1,168,358
Getty Images, Inc., Term Loan B, 4.75%, 10/18/19		725	697,421
Hemisphere Media Group, Inc., Term Loan, 6.25%, 7/30/20		895	895,000
Houghton Mifflin Harcourt Publishing Co., DIP Term Loan B, 5.50%, 6/01/18		2,153	2,152,750
Hubbard Radio LLC, Term Loan B, 4.50%, 4/29/19		726	727,946
Intelsat Jackson Holdings SA, Term Loan B1, 4.25%, 4/02/18		2,602	2,618,881
Kabel Deutschland GmbH, Term Loan F1, 3.25%, 2/01/19		206	205,666
Lavena Holding 3 GmbH:
4.09%, 3/06/17	EUR	904	1,179,010
Term Loan E2, 4.09%, 3/06/17		298	388,883
Term Loan E3, 4.09%, 3/06/17		298	388,883
Lions Gate Entertainment Corp., 2nd Lien Term Loan, 5.00%, 7/17/20	USD	395	395,328
Live Nation Entertainment, Inc., 2020 Term Loan B, 3.50%, 8/16/20		565	565,881
NEP Supershooters LP:
2nd Lien Term Loan, 9.50%, 8/18/20		340	347,014
Term Loan, 4.75%, 1/22/20		1,672	1,674,943
Pinnacle Entertainment, Inc., Term Loan B2, 3.75%, 8/13/20		925	927,303
Rentpath, Inc., Term Loan B, 6.25%, 5/29/20		1,000	980,420
Salem Communications Corp., Term Loan B, 4.50%, 3/16/20		1,021	1,025,877
Springer Science & Business Media Deutschland GmbH, Term Loan B2, 5.00%, 7/31/20		1,225	1,213,522
TWCC Holding Corp., 2nd Lien Term Loan, 7.00%, 6/26/20		840	861,000
Univision Communications, Inc., Converted Extended Term Loan, 4.50%, 3/02/20		2,448	2,440,393
UPC Financing Partnership, Term Loan AG, 3.88%, 3/26/21	EUR	442	583,821
Virgin Media Investment Holdings Ltd.:
Term Loan B, 3.50%, 6/08/20	USD	410	407,938
Term Loan C, 4.50%, 6/05/20	GBP	2,340	3,636,670
WC Luxco Sarl, Term Loan B3, 4.25%, 3/15/18	USD	524	523,825
WideOpenWest Finance LLC, Term Loan B, 4.75%, 4/01/19		738	741,923
			37,094,799
Metals & Mining — 1.9%
Ameriforge Group, Inc.:
1st Lien Term Loan, 5.00%, 12/19/19		945	944,664
2nd Lien Term Loan, 8.75%, 12/18/20		470	474,112
API Heat Transfer Inc., Term Loan, 5.25%, 5/03/19		685	676,437
Constellium Holdco BV, Term Loan B, 6.00%, 3/25/20		1,352	1,382,024
FMG America Finance, Inc., Term Loan, 5.25%, 10/18/17		2,992	3,001,878
Murray Energy Corp., Term Loan B, 4.75%, 5/24/19		350	349,300
Novelis, Inc., Term Loan, 3.75%, 3/10/17		3,871	3,866,724
Walter Energy, Inc., Term Loan B, 6.75%, 4/02/18		248	236,673
Windsor Financing LLC, Term Loan B, 6.25%, 12/05/17		1,591	1,629,249
			12,561,061

Floating Rate Loan Interests (c)		Par (000)	Value
Multiline Retail — 1.1%
99¢ Only Stores, Term Loan, 5.25% – 6.25%, 1/11/19	USD	787	$791,676
Apex Tool Group LLC, Term Loan B, 4.50%, 1/31/20		698	699,870
BJ’s Wholesale Club, Inc.:
2nd Lien Term Loan, 9.75%, 3/26/20		545	555,562
Replacement Term Loan, 4.25%, 9/26/19		591	590,474
HEMA Holding BV:
Extended 2nd Lien Term Loan, 5.88%, 1/05/18	EUR	2,600	3,230,113
Extended Term Loan B, 4.50%, 12/06/17		323	425,557
Extended Term Loan C, 4.50%, 12/06/17		295	389,724
JC Penney Corp., Inc., 1st Lien Term Loan, 6.00%, 5/21/18	USD	445	433,688
			7,116,664
Oil, Gas & Consumable Fuels — 2.8%
Chesapeake Energy Corp., Unsecured Term Loan, 5.75%, 12/01/17		2,595	2,642,566
Drillships Financing Holding Inc., Term Loan B2, 5.50%, 7/15/16		1,495	1,506,212
EP Energy LLC, Term Loan B3, 3.50%, 5/24/18		1,127	1,121,507
GIM Channelview Cogeneration LLC, Term Loan B, 4.25%, 5/08/20		485	485,810
Obsidian Natural Gas Trust, Term Loan, 7.00%, 11/02/15		1,635	1,635,155
Pacific Drilling SA, Term Loan B, 4.50%, 6/04/18		1,005	1,008,769
Panda Temple II Power LCC, Term Loan B, 7.25%, 4/03/19		900	911,250
Philadelphia Energy Solutions LLC, Term Loan B, 6.25%, 4/04/18		946	908,424
Power Team Services LLC, 1st Lien Term Loan, 4.25%, 5/06/20		356	351,556
Power Team Services, LLC, 2nd Lien Term Loan, 8.25%, 11/06/20		275	269,500
Quicksilver Resources, Inc., 2nd Lien Term Loan, 7.00%, 6/21/19		395	375,250
Ruby Western Pipeline Holdings LLC, Term Loan B, 3.50%, 3/27/20		730	726,191
Samson Investment Co., 2nd Lien Term Loan, 6.00%, 9/25/18		740	743,241
State Class Tankers II LLC, Term Loan B, 6.75%, 6/22/20		1,080	1,085,400
Tesoro Corp., Term Loan B, 2.51%, 1/29/16		1,372	1,372,701
Total Safety US, Inc.:
1st Lien Term Loan, 5.75%, 3/13/20		1,037	1,043,884
2nd Lien Term Loan, 9.25%, 9/11/20		404	411,057
Vantage Drilling Co.:
Term Loan, 6.25%, 10/26/17		905	911,360
Term Loan B, 5.75%, 3/22/19		733	738,661
			18,248,494
Paper & Forest Products — 0.1%
NewPage Corp., Exit Term Loan, 7.75%, 12/21/18		823	834,503
Pharmaceuticals — 1.1%
Aptalis Pharma, Inc., Term Loan B, 5.50%, 2/10/17		1,463	1,465,249
Par Pharmaceutical, Refinancing Term Loan B, 4.25%, 9/30/19		1,666	1,657,105
Pharmaceutical Product Development, Inc., Term Loan B, 4.25%, 12/05/18		1,406	1,404,303
Valeant Pharmaceuticals International, Inc.:
Series C1 Term Loan B, 4.38%, 12/11/19		554	555,509
Term Loan E, 4.50%, 8/05/20		900	907,652
Warner Chilcott Corp.:
Incremental Term Loan B1, 4.25%, 3/15/18		289	289,377
Term Loan B1, 4.25%, 3/15/18		664	664,738
			6,943,933
Professional Services — 0.6%
Emdeon Business Services LLC, Term Loan B2, 3.75%, 11/02/18		613	614,502

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	39

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)
Floating Rate Loan Interests (c)		Par (000)	Value
Professional Services (concluded)
ON Assignment, Inc., Refinancing Term Loan B, 3.50%, 4/30/20	USD	435	$432,661
SIRVA Worldwide, Inc., Term Loan, 7.50%, 3/27/19		1,067	1,064,657
TriNet Group, Inc., Term Loan B2, 5.00%, 8/14/20		605	598,950
Truven Health Analytics, Inc., Term Loan B, 4.50%, 6/01/19		1,178	1,181,562
			3,892,332
Real Estate Investment Trusts (REITs) — 0.5%
iStar Financial, Inc., Term Loan, 4.50%, 10/16/17		3,201	3,200,908
Real Estate Management & Development — 0.4%
Realogy Corp.:
Extended Letter of Credit, 4.45%, 10/10/16		102	102,738
Extended Term Loan, 4.50%, 3/05/20		2,563	2,577,360
			2,680,098
Road & Rail — 0.1%
Road Infrastructure Investment LLC, Term Loan B, 6.25%, 3/30/18		629	631,859
Semiconductors & Semiconductor Equipment — 0.4%
Freescale Semiconductor, Inc., Term Loan B4, 5.00%, 2/28/20		1,571	1,576,106
NXP BV, Term Loan C, 4.75%, 1/11/20		975	988,205
			2,564,311
Software — 1.7%
BMC Software, Inc., Term Loan, 5.00%, 8/07/20		845	843,242
CompuCom Systems, Inc., Refinancing Term Loan B, 4.25%, 5/11/20		320	316,800
Evertec, Inc., Term Loan B, 3.50%, 4/15/20		465	461,745
GCA Services Group, Inc.:
2nd Lien Term Loan, 9.25%, 10/22/20		700	710,500
Term Loan B, 5.25%, 11/01/19		557	558,112
Infor US, Inc., Term Loan B2, 5.25%, 4/05/18		1,141	1,147,409
Kronos, Inc., 2nd Lien Term Loan, 9.75%, 4/30/20		1,170	1,209,487
RP Crown Parent LLC, 1st Lien Term Loan, 6.75%, 12/21/18		915	923,410
Sophia LP, Term Loan B, 4.50%, 7/19/18		887	889,908
SS&C Technologies, Inc.:
Term Loan B1, 3.50%, 6/07/19		1,089	1,087,621
Term Loan B2, 3.50%, 6/07/19		113	112,512
StoneRiver Holdings, Inc.:
1st Lien Term Loan, 4.50%, 11/20/19		825	820,875
2nd Lien Term Loan, 8.50%, 11/20/20		405	408,281
Websence, Inc.:
2nd Lien Term Loan, 8.25%, 11/24/20		835	831,869
Term Loan B, 4.50%, 6/25/20		420	419,475
			10,741,246
Specialty Retail — 1.6%
Academy Ltd., Term Loan, 4.50%, 8/03/18		1,773	1,779,502
Bass Pro Group LLC, Term Loan, 4.00%, 11/20/19		821	821,340
Burlington Coat Factory Warehouse Corp., Term Loan B2, 4.25%, 2/23/17		199	200,758
David’s Bridal, Inc., Term Loan B, 5.00%, 10/11/19		950	955,204
Equinox Holdings, Inc., Repriced Term Loan B, 4.50% – 5.50%, 1/31/20		1,137	1,141,415
Harbor Freight Tools USA, Inc., 1st Lien Term Loan, 4.75%, 7/16/19		526	530,759
Michaels Stores, Inc., Term Loan, 3.75%, 1/28/20		603	605,183
Party City Holdings, Inc., Refinancing Term Loan B, 4.25%, 7/29/19		1,791	1,786,182
Petco Animal Supplies, Inc., Term Loan, 4.00%, 11/24/17		902	905,047
Sprouts Farmers Markets Holdings LLC, Term Loan, 4.00%, 4/23/20		324	324,269
SRAM LLC, Term Loan B, 4.00% – 5.25%, 4/10/20		428	425,225
The Yankee Candle Co., Inc., Term Loan B, 5.25%, 4/02/19		540	543,461

Floating Rate Loan Interests (c)		Par (000)	Value
Specialty Retail (concluded)
Toys ‘R’ Us-Delaware, Inc., Term Loan B3, 5.25%, 5/25/18	USD	244	$235,014
			10,253,359
Textiles, Apparel & Luxury Goods — 0.3%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18		1,259	1,205,552
True Religion Apparel, Inc., 1st Lien Term Loan, 5.88%, 7/30/19		380	358,390
Wolverine Worldwide, Inc., Term Loan B, 4.00% – 5.25%, 7/31/19		647	650,041
			2,213,983
Thrifts & Mortgage Finance — 0.3%
Insight Global Holdings, Inc., 1st Lien Term Loan, 6.00%, 10/31/19		866	874,306
Ocwen Financial Corp., Term Loan, 5.00%, 2/15/18		813	820,686
			1,694,992
Trading Companies & Distributors — 0.1%
WESCO Distribution, Inc., Term Loan B, 4.50%, 12/12/19		755	758,684
Wireless Telecommunication Services — 0.4%
Cricket Communications, Inc., Term Loan, 4.75%, 10/10/19		884	886,410
Light Tower Fiber LLC, 1st Lien Term Loan, 4.50%, 4/13/20		1,550	1,557,750
			2,444,160
Total Floating Rate Loan Interests — 51.4%			333,496,095

Foreign Agency Obligations
Slovenia Government Bond, Series RS65, 4.38%, 4/02/14	EUR	2,550	3,393,630
Total Foreign Agency Obligations — 0.5%			3,393,630

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 2.4%
Adjustable Rate Mortgage Trust, Series 2007-1, Class 3A21, 5.21%, 3/25/37	USD	392	386,724
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 3A4, 5.50%, 11/25/35		5,960	5,021,035
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2005-17, Class 1A6 5.50%, 9/25/35		1,762	1,710,557
Series 2006-17, Class A2 6.00%, 12/25/36		3,543	3,168,936
Series 2007-HY5, Class 3A1 5.41%, 9/25/37		2,405	2,110,853
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3, 2.73%, 10/25/35		2,080	1,854,780
Morgan Stanley Reremic Trust, Series 2010-R4, Class 4A, 0.48%, 2/26/37 (a)		1,061	1,050,954
			15,303,839
Commercial Mortgage-Backed Securities — 8.0%
Banc of America Commercial Mortgage, Inc. (c):
Series 2007-3, Class A2, 5.80%, 6/10/49		210	210,300
Series 2007-4, Class A4, 5.93%, 2/10/51		2,150	2,390,843
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2B, 5.21%, 12/11/49		279	279,989
Commercial Mortgage Pass-Through Certificates:
Series 2013-LC6, Class B, 3.74%, 1/10/46		1,110	1,023,642
Series 2013-LC6, Class D, 4.43%, 1/10/46 (a)(c)		1,330	1,091,603
Credit Suisse Mortgage Capital Certificates:
Series 2006-C5, Class AM, 5.34%, 12/15/39		1,850	1,960,476
Series 2007-C2, Class A2, 5.45%, 1/15/49 (c)		66	65,530

See Notes to Financial Statements.

40	ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)
Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
Credit Suisse Mortgage Capital Certificates (concluded):
Series 2007-C4, Class A3, 5.95%, 9/15/39 (c)	USD	2,815	$2,852,687
Series 2007-C5, Class AAB, 5.62%, 9/15/40 (c)		1,635	1,755,378
First Union Commercial Mortgage Securities, Inc., Series 1997-C2, Class G, 7.50%, 11/18/29 (a)(c)		1,057	1,094,143
Greenwich Capital Commercial Funding Corp.:
Series 2006-GG7, Class AM, 6.06%, 7/10/38 (c)		1,610	1,754,127
Series 2007-GG9, Class A4, 5.44%, 3/10/39		2,110	2,316,130
GS Mortgage Securities Corp. II, Series 2006-GG6, Class AM, 5.62%, 4/10/38 (c)		3,680	3,934,674
GS Mortgage Securities Trust, Series 2013-GC10, Class B, 3.68%, 2/10/46 (a)		1,995	1,824,226
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2007-CB18, Class A4 5.44%, 6/12/47		2,110	2,313,712
Series 2007-CB19, Class A4, 5.90%, 2/12/49 (c)		2,140	2,384,949
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2004-LN2, Class A2, 5.12%, 7/15/41		2,315	2,370,342
LB-UBS Commercial Mortgage Trust:
Series 2007-C2, Class AM, 5.49%, 2/15/40 (c)		2,500	2,554,773
Series 2007-C6, Class A4 5.86%, 7/15/40 (c)		4,745	5,194,546
Talisman Finance PLC, Series 6, Class A, 0.40%, 10/22/16	EUR	1,985	2,407,075
Titan Europe PLC, Series 2007-1X, Class A, 0.76%, 1/20/17 (c)	GBP	2,548	3,396,105
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4, 6.12%, 2/15/51 (c)	USD	2,030	2,215,181
WF-RBS Commercial Mortgage Trust:
Series 2012-C8, Class B, 4.31%, 8/15/45		1,085	1,064,783
Series 2012-C8, Class C, 5.04%, 8/15/45 (c)		1,395	1,352,373
Series 2013-C11, Class D, 4.32%, 3/15/45 (a)(c)		1,400	1,126,171
Windermere CMBS Plc, Series XI-X, Class A, 0.76%, 4/24/17	GBP	1,804	2,718,191
			51,651,949
Interest Only Commercial Mortgage-Backed Securities — 0.6%
Morgan Stanley Capital I Trust, Series 2012-C4, Class XA, 2.86%, 3/15/45 (a)(c)	USD	15,352	1,983,661
WF-RBS Commercial Mortgage Trust, Series 2012-C9, Class XA, 2.43%, 11/15/45 (a)(c)		16,887	2,175,756
			4,159,417
Total Non-Agency Mortgage-Backed Securities — 11.0%			71,115,205

Other Interests (l)	Beneficial Interest (000)
Auto Components — 0.0%
Lear Corp. Escrow		1,000	5,000
Construction Materials — 0.0%
USI Senior Holdings		6	—
Diversified Financial Services — 0.1%
J.G. Wentworth LLC Preferred Equity Interests		1	532,766
Household Durables — 0.0%
Berkline Benchcraft Equity LLC		3	—
Total Other Interests — 0.1%			537,766

Preferred Securities		Beneficial Interest (000)	Value
Capital Trusts
Commercial Banks — 0.2%
Wachovia Capital Trust III, 5.57% (c)(i)	USD	1,625	$1,535,625
Insurance — 0.8%
AXA SA, 6.46% (a)(c)(e)(i)		1,625	1,616,875
Genworth Holdings, Inc., 6.15%, 11/15/66 (c)(e)		1,850	1,609,500
Liberty Mutual Group, Inc., 7.00%, 3/07/67 (a)(c)(e)		1,575	1,598,625
			4,825,000
Total Capital Trusts			6,360,625

Preferred Stocks		Shares
Auto Components — 0.3%
Dana Holding Corp., 4.00% (a)(h)		10,110	1,776,201

Trust Preferreds
Diversified Financial Services — 0.7%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40 (c)		175,070	4,623,325
Total Preferred Securities — 2.0%			12,760,151

US Government Sponsored Agency Securities		Par (000)
Collateralized Mortgage Obligations — 0.4%
Freddie Mac Mortgage-Backed Securities, Series 3986, Class M, 4.50%, 9/15/41	USD	2,789	2,985,959
Interest Only Collateralized Mortgage Obligations — 1.1%
Fannie Mae Mortgage-Backed Securities, Series 2012-M9, Class X1, 4.25%, 12/25/17 (c)		20,980	2,981,226
Freddie Mac Mortgage-Backed Securities (c):
Series K707, Class X1, 1.69%, 12/25/18		43,122	2,983,116
Series K710, Class X1, 1.91%, 5/25/19		13,379	1,124,173
			7,088,515
Mortgage-Backed Securities — 4.7%
Fannie Mae Mortgage-Backed Securities (e):
5.00%, 7/01/20–8/01/23		8,159	8,676,075
3.50%, 8/01/26		9,339	9,792,446
Freddie Mac Mortgage-Backed Securities, 4.50%, 4/01/25 (e)		11,281	12,042,705
			30,511,226
Total US Government Sponsored Agency Securities — 6.2%			40,585,700

Warrants (m)		Shares
Software — 0.0%
HMH Holdings/EduMedia, (Issued/Exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27)		3,100	—
Total Warrants — 0.0%			—
Total Long-Term Investments (Cost — $927,856,047) — 143.0%			928,401,684

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	41

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW) (Percentages shown are based on Net Assets)
Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.03% (n)(o)	1,184,093	$1,184,093
Total Short-Term Securities (Cost — $1,184,093) — 0.2%		1,184,093

Options Purchased	Value
(Cost — $44,978) — 0.0%	$1
Total Investments (Cost — $929,085,118) — 143.2%	929,585,778
Liabilities in Excess of Other Assets — (43.2)%	(280,466,191)
Net Assets — 100.0%	$649,119,587

Notes to Consolidated Schedule of Investments

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America N.A.	$399,840	—
J.P. Morgan Securities LLC	$4,055,873	—
Merrill Lynch International	$469,050	—

(c)	Variable rate security. Rate shown is as of report date.
(d)	Non-income producing security.
(e)	All or a portion of securitiy has been pledged as collateral for open reverse repurchase agreements.
(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(g)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(h)	Convertible security.
(i)	Security is perpetual in nature and has no stated maturity date.
(j)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(k)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(l)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(m)
Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

(n)	Investments in issuers considered to be an affiliate of the Fund during the year ended August 31, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at August 31, 2012	Net Activity	Shares Held at August 31, 2013	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	2,323,267	(1,139,174)	1,184,093	$6,646	$115

(o)	Represents the current yield as of report date.
•	Reverse repurchase agreements outstanding as of August 31, 2013 were as follows:

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
UBS Securities LLC	(0.50)%	10/26/12	Open	$885,587	$881,775
Barclays Capital, Inc.	0.60%	11/16/12	Open	688,185	691,500
Credit Suisse Securities (USA) LLC	0.65%	11/19/12	Open	242,332	243,584
UBS Securities LLC	0.65%	12/06/12	Open	585,612	588,456
Barclays Capital, Inc.	0.65%	1/15/13	Open	594,529	596,987
Deutsche Bank Securities, Inc.	(0.63)%	1/15/13	Open	1,645,000	1,638,489
Deutsche Bank Securities, Inc.	(1.00)%	1/15/13	Open	581,000	577,320
Deutsche Bank Securities, Inc.	0.50%	1/15/13	Open	1,416,000	1,420,484
Deutsche Bank Securities, Inc.	0.55%	1/15/13	Open	976,000	979,400
Deutsche Bank Securities, Inc.	0.55%	1/15/13	Open	1,544,000	1,549,378
Deutsche Bank Securities, Inc.	0.55%	1/15/13	Open	289,000	290,007
Deutsche Bank Securities, Inc.	0.55%	1/15/13	Open	632,000	634,201
Deutsche Bank Securities, Inc.	0.55%	1/15/13	Open	2,496,000	2,504,694
Deutsche Bank Securities, Inc.	0.57%	1/15/13	Open	4,654,000	4,669,734
Deutsche Bank Securities, Inc.	0.57%	1/15/13	Open	303,000	304,094
Deutsche Bank Securities, Inc.	0.58%	1/15/13	Open	1,264,000	1,268,643
Deutsche Bank Securities, Inc.	0.58%	1/15/13	Open	167,000	167,613
Deutsche Bank Securities, Inc.	0.58%	1/15/13	Open	587,000	589,156
Deutsche Bank Securities, Inc.	0.58%	1/15/13	Open	1,994,000	2,001,325

See Notes to Financial Statements.

42	ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Reverse repurchase agreements outstanding as of August 31, 2013 were as follows (continued):

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Deutsche Bank Securities, Inc.	0.60%	1/15/13	Open	$1,895,000	$1,902,201
Deutsche Bank Securities, Inc.	0.60%	1/15/13	Open	825,000	828,135
Deutsche Bank Securities, Inc.	0.65%	1/15/13	Open	790,000	793,252
Deutsche Bank Securities, Inc.	0.65%	1/15/13	Open	445,000	446,832
Deutsche Bank Securities, Inc.	0.57%	1/17/13	Open	354,614	355,888
Deutsche Bank Securities, Inc.	0.65%	1/17/13	Open	900,900	904,592
Deutsche Bank Securities, Inc.	(0.10)%	1/18/13	Open	1,123,744	1,123,038
UBS Securities LLC	0.60%	1/20/13	Open	1,981,206	1,988,669
Deutsche Bank Securities, Inc.	0.58%	1/30/13	Open	837,630	840,518
Deutsche Bank Securities, Inc.	0.58%	1/30/13	Open	915,000	918,155
UBS Securities LLC	0.50%	1/30/13	Open	1,862,820	1,868,357
UBS Securities LLC	0.65%	1/31/13	Open	547,200	549,304
Barclays Capital, Inc.	0.35%	2/07/13	Open	3,115,905	3,122,115
Barclays Capital, Inc.	0.55%	2/07/13	Open	1,938,969	1,945,042
Barclays Capital, Inc.	0.60%	2/07/13	Open	335,729	336,876
Barclays Capital, Inc.	0.60%	2/07/13	Open	1,533,783	1,539,023
Barclays Capital, Inc.	0.60%	2/07/13	Open	592,144	594,167
Barclays Capital, Inc.	0.60%	2/07/13	Open	918,045	921,182
Barclays Capital, Inc.	0.60%	2/07/13	Open	292,304	293,303
Barclays Capital, Inc.	0.60%	2/07/13	Open	1,000,721	1,004,140
Barclays Capital, Inc.	0.60%	2/07/13	Open	633,994	636,160
Barclays Capital, Inc.	0.60%	2/07/13	Open	1,673,438	1,679,155
Barclays Capital, Inc.	0.60%	2/07/13	Open	1,877,899	1,884,315
Barclays Capital, Inc.	0.60%	2/07/13	Open	308,142	309,195
Barclays Capital, Inc.	0.60%	2/07/13	Open	507,052	508,784
Barclays Capital, Inc.	0.60%	2/07/13	Open	662,469	664,732
UBS Securities LLC	0.25%	2/07/13	Open	1,048,688	1,050,180
UBS Securities LLC	0.34%	2/07/13	Open	3,334,275	3,340,731
UBS Securities LLC	0.45%	2/07/13	Open	866,250	868,470
UBS Securities LLC	0.55%	2/07/13	Open	2,196,563	2,203,442
UBS Securities LLC	0.65%	2/07/13	Open	356,250	357,569
UBS Securities LLC	0.65%	2/07/13	Open	843,275	846,396
Deutsche Bank Securities, Inc.	0.58%	2/08/13	Open	483,060	484,655
Deutsche Bank Securities, Inc.	0.58%	2/08/13	Open	1,170,163	1,173,971
Barclays Capital, Inc.	0.60%	2/15/13	Open	291,043	292,003
UBS Securities LLC	0.65%	2/19/13	Open	166,058	166,640
Deutsche Bank Securities, Inc.	0.55%	2/20/13	Open	484,000	485,427
Deutsche Bank Securities, Inc.	0.55%	2/20/13	Open	217,132	217,773
Deutsche Bank Securities, Inc.	0.58%	2/20/13	Open	2,512,000	2,519,770
Deutsche Bank Securities, Inc.	0.55%	2/22/13	Open	509,587	511,074
Deutsche Bank Securities, Inc.	0.55%	2/22/13	Open	509,760	511,248
Deutsche Bank Securities, Inc.	0.55%	2/22/13	Open	848,076	850,551
Deutsche Bank Securities, Inc.	0.55%	2/28/13	Open	1,280,181	1,283,800
Deutsche Bank Securities, Inc.	0.55%	2/28/13	Open	107,112	107,415
Deutsche Bank Securities, Inc.	0.55%	2/28/13	Open	1,901,900	1,907,276
Credit Suisse Securities (USA) LLC	0.40%	3/07/13	Open	1,503,125	1,506,081
UBS Securities LLC	0.60%	3/12/13	Open	3,040,295	3,049,061
UBS Securities LLC	(0.50)%	3/13/13	Open	324,016	323,242
UBS Securities LLC	0.35%	3/13/13	Open	1,560,000	1,562,609
UBS Securities LLC	0.55%	3/13/13	Open	395,650	396,690
UBS Securities LLC	0.55%	3/13/13	Open	1,222,200	1,225,412
Deutsche Bank Securities, Inc.	0.55%	3/14/13	Open	760,000	761,974
Deutsche Bank Securities, Inc.	0.70%	3/14/13	Open	1,523,693	1,528,729
Deutsche Bank Securities, Inc.	0.55%	3/19/13	Open	972,625	975,092
Credit Suisse Securities (USA) LLC	0.35%	3/22/13	Open	1,496,075	1,498,446
Credit Suisse Securities (USA) LLC	0.75%	3/25/13	Open	464,337	465,885
Credit Suisse Securities (USA) LLC	0.75%	3/25/13	Open	613,725	615,771
Deutsche Bank Securities, Inc.	0.40%	3/27/13	Open	3,022,500	3,027,806
Deutsche Bank Securities, Inc.	0.55%	3/27/13	Open	1,464,750	1,468,286
Deutsche Bank Securities, Inc.	0.55%	3/27/13	Open	1,452,700	1,456,207
Deutsche Bank Securities, Inc.	0.60%	3/27/13	Open	1,634,000	1,638,276
Deutsche Bank Securities, Inc.	0.60%	3/27/13	Open	701,000	702,834
Deutsche Bank Securities, Inc.	0.60%	3/27/13	Open	919,000	921,405
Deutsche Bank Securities, Inc.	0.60%	3/27/13	Open	527,000	528,379
Deutsche Bank Securities, Inc.	0.60%	3/27/13	Open	579,000	580,515

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	43

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Reverse repurchase agreements outstanding as of August 31, 2013 were as follows (continued):

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Barclays Capital, Inc.	0.35%	4/02/13	Open	$3,649,829	$3,655,187
Barclays Capital, Inc.	0.40%	4/02/13	Open	3,326,900	3,332,482
Barclays Capital, Inc.	0.40%	4/02/13	Open	2,832,188	2,836,939
Barclays Capital, Inc.	0.40%	4/02/13	Open	5,871,000	5,880,850
Barclays Capital, Inc.	0.40%	4/02/13	Open	2,011,150	2,014,524
Barclays Capital, Inc.	0.60%	4/02/13	Open	3,229,256	3,237,383
Barclays Capital, Inc.	0.60%	4/02/13	Open	865,247	867,424
Barclays Capital, Inc.	0.60%	4/02/13	Open	331,500	332,334
Barclays Capital, Inc.	0.65%	4/02/13	Open	1,218,114	1,221,435
Barclays Capital, Inc.	0.65%	4/02/13	Open	1,044,544	1,047,392
Deutsche Bank Securities, Inc.	0.55%	4/02/13	Open	1,250,330	1,253,234
UBS Securities LLC	0.60%	4/02/13	Open	1,001,163	1,003,682
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	182,025	182,290
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	243,800	244,156
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	5,701,069	5,709,383
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	469,700	470,385
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	333,700	334,187
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	677,875	678,864
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	1,034,800	1,036,309
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	800,000	801,167
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	1,233,600	1,235,399
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	1,277,250	1,279,113
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	2,861,250	2,865,423
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	3,119,100	3,123,649
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	2,958,750	2,963,065
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	2,560,000	2,563,733
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	3,213,750	3,218,437
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	3,091,969	3,096,478
Credit Suisse Securities (USA) LLC	0.35%	4/03/13	Open	3,695,000	3,700,389
Deutsche Bank Securities, Inc.	0.58%	4/03/13	Open	1,482,188	1,485,793
Deutsche Bank Securities, Inc.	0.58%	4/03/13	Open	928,775	931,034
Deutsche Bank Securities, Inc.	0.58%	4/03/13	Open	1,624,500	1,628,426
UBS Securities LLC	0.55%	4/08/13	Open	2,327,500	2,332,620
Deutsche Bank Securities, Inc.	0.55%	4/10/13	Open	846,000	847,861
Deutsche Bank Securities, Inc.	0.55%	4/10/13	Open	536,000	537,179
Deutsche Bank Securities, Inc.	0.55%	4/10/13	Open	489,000	490,076
Deutsche Bank Securities, Inc.	0.55%	4/12/13	Open	2,054,000	2,058,456
Deutsche Bank Securities, Inc.	0.55%	4/12/13	Open	1,559,000	1,562,382
Deutsche Bank Securities, Inc.	(0.25)%	4/17/13	Open	690,206	689,574
Deutsche Bank Securities, Inc.	(2.00)%	4/17/13	Open	462,187	458,695
Credit Suisse Securities (USA) LLC	0.35%	4/25/13	Open	336,682	337,105
Deutsche Bank Securities, Inc.	0.55%	4/25/13	Open	248,901	249,392
Barclays Capital, Inc.	0.60%	5/07/13	Open	225,152	225,592
Barclays Capital, Inc.	0.40%	5/10/13	Open	2,061,011	2,063,622
Barclays Capital, Inc.	0.40%	5/10/13	Open	1,734,094	1,736,290
Barclays Capital, Inc.	0.40%	5/10/13	Open	1,127,019	1,128,446
Deutsche Bank Securities, Inc.	0.55%	5/14/13	Open	789,000	790,326
Credit Suisse Securities (USA) LLC	0.75%	5/23/13	Open	238,810	239,312
Deutsche Bank Securities, Inc.	0.55%	5/28/13	Open	1,037,513	1,039,034
Credit Suisse Securities (USA) LLC	0.40%	5/30/13	Open	720,960	721,713
Credit Suisse Securities (USA) LLC	0.40%	5/30/13	Open	2,333,625	2,336,062
Deutsche Bank Securities, Inc.	0.55%	5/30/13	Open	851,000	852,222
Deutsche Bank Securities, Inc.	0.55%	5/30/13	Open	1,511,000	1,513,170
Deutsche Bank Securities, Inc.	0.55%	5/30/13	Open	2,137,000	2,140,069
Deutsche Bank Securities, Inc.	0.55%	5/31/13	Open	586,181	587,014
UBS Securities LLC	0.55%	6/03/13	Open	808,520	809,632
Barclays Capital, Inc.	0.60%	6/05/13	Open	2,495,123	2,498,741
Barclays Capital, Inc.	0.60%	6/05/13	Open	2,274,166	2,277,464
UBS Securities LLC	0.55%	6/12/13	Open	864,647	865,704
Deutsche Bank Securities, Inc.	0.55%	6/13/13	Open	923,000	924,128
Deutsche Bank Securities, Inc.	0.55%	6/13/13	Open	1,041,000	1,042,256
Deutsche Bank Securities, Inc.	0.55%	6/13/13	Open	1,440,000	1,441,738
UBS Securities LLC	0.34%	6/20/13	Open	3,123,313	3,125,436
UBS Securities LLC	0.65%	6/20/13	Open	743,850	744,817
Barclays Capital, Inc.	0.44%	6/21/13	Open	1,109,299	1,110,275

See Notes to Financial Statements.

44	ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

Reverse repurchase agreements outstanding as of August 31, 2013 were as follows (concluded):

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest
Barclays Capital, Inc.	0.60%	6/24/13	Open	$1,731,221	$1,733,212
Barclays Capital, Inc.	0.60%	6/24/13	Open	432,962	433,460
Barclays Capital, Inc.	0.60%	6/24/13	Open	488,876	489,438
Barclays Capital, Inc.	0.60%	6/24/13	Open	979,729	980,856
Barclays Capital, Inc.	0.60%	6/24/13	Open	2,180,349	2,182,856
Deutsche Bank Securities, Inc.	0.55%	6/24/13	Open	803,000	803,846
Deutsche Bank Securities, Inc.	0.55%	6/24/13	Open	1,316,756	1,318,144
Deutsche Bank Securities, Inc.	0.55%	6/24/13	Open	1,629,700	1,631,418
Barclays Capital, Inc.	0.60%	6/25/13	Open	434,031	434,523
Deutsche Bank Securities, Inc.	0.60%	6/25/13	Open	677,000	677,767
Deutsche Bank Securities, Inc.	0.57%	6/26/13	Open	504,000	504,527
Deutsche Bank Securities, Inc.	0.58%	6/27/13	Open	698,000	698,731
Deutsche Bank Securities, Inc.	0.55%	7/30/13	Open	1,095,000	1,095,552
Credit Suisse Securities (USA) LLC	0.55%	7/11/13	Open	6,103,050	6,107,805
Barclays Capital, Inc.	0.65%	7/12/13	Open	830,000	830,764
UBS Securities LLC	0.70%	7/18/13	Open	1,010,652	1,011,537
Deutsche Bank Securities, Inc.	0.55%	7/18/13	Open	871,000	871,599
Deutsche Bank Securities, Inc.	0.55%	8/01/13	Open	2,447,250	2,448,372
Deutsche Bank Securities, Inc.	0.65%	8/06/13	Open	508,000	508,238
Deutsche Bank Securities, Inc.	0.58%	8/12/13	Open	2,958,000	2,958,953
BNP Paribas S.A.	0.16%	8/13/13	9/17/13	29,734,000	29,736,379
Deutsche Bank Securities, Inc.	0.58%	8/13/13	Open	1,009,000	1,009,276
Deutsche Bank Securities, Inc.	0.58%	8/13/13	Open	208,000	208,057
Deutsche Bank Securities, Inc.	0.58%	8/13/13	Open	1,295,000	1,295,355
Deutsche Bank Securities, Inc.	0.58%	8/13/13	Open	616,000	616,169
Deutsche Bank Securities, Inc.	0.58%	8/13/13	Open	1,179,000	1,179,323
Deutsche Bank Securities, Inc.	0.58%	8/13/13	Open	450,000	450,123
Deutsche Bank Securities, Inc.	0.58%	8/13/13	Open	1,288,000	1,288,353
Deutsche Bank Securities, Inc.	0.58%	8/13/13	Open	137,000	137,038
Deutsche Bank Securities, Inc.	0.58%	8/13/13	Open	198,000	198,054
Deutsche Bank Securities, Inc.	0.58%	8/13/13	Open	311,000	311,085
Deutsche Bank Securities, Inc.	0.58%	8/13/13	Open	1,241,000	1,241,340
Deutsche Bank Securities, Inc.	0.58%	8/13/13	Open	1,135,000	1,135,311
Deutsche Bank Securities, Inc.	0.58%	8/13/13	Open	3,135,000	3,135,859
Deutsche Bank Securities, Inc.	0.58%	8/13/13	Open	1,107,000	1,107,303
Deutsche Bank Securities, Inc.	0.58%	8/13/13	Open	780,000	780,214
Deutsche Bank Securities, Inc.	0.58%	8/13/13	Open	1,169,000	1,169,320
Deutsche Bank Securities, Inc.	0.58%	8/13/13	Open	948,000	948,260
Deutsche Bank Securities, Inc.	0.58%	8/13/13	Open	356,000	356,097
Deutsche Bank Securities, Inc.	0.58%	8/14/13	Open	703,000	703,204
UBS Securities LLC	0.65%	10/04/12	Open	1,637,685	1,647,472
Total				$272,894,359	$273,347,200

•	Financial futures contracts as of August 31, 2013 were as follows:

Contracts Purchased (Sold)	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
6	90-Day Euro-Dollar	Chicago Mercantile	September 2013	$1,496,025	$31,784
(122)	5-Year US Treasury Note	Chicago Board of Trade	December 2013	14,600,922	17,949
(27)	10-Year US Treasury Note	Chicago Board of Trade	December 2013	3,355,594	(1,730)
6	90-Day Euro-Dollar	Chicago Mercantile	December 2013	1,495,500	34,934
6	90-Day Euro-Dollar	Chicago Mercantile	March 2014	1,494,600	37,333
Total					$120,270

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	45

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

•	Foreign currency exchange contracts as of August 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	966,947	EUR	724,000	Bank of America N.A.	9/25/13	$10,011
USD	31,494,117	EUR	23,439,000	UBS AG	9/25/13	513,995
USD	1,443,386	CAD	1,502,000	JPMorgan Chase Bank N.A.	10/22/13	19,064
USD	257,171	GBP	169,000	Bank of America N.A.	10/22/13	(4,630)
USD	122,643	GBP	80,000	BNP Paribas S.A.	10/22/13	(1,287)
USD	934,646	GBP	600,000	BNP Paribas S.A.	10/22/13	5,174
USD	44,544,897	GBP	29,537,000	Deutsche Bank AG	10/22/13	(1,211,453)
Total						$(669,126)

•	Over-the-counter options purchased as of August 31, 2013 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount (000)	Market Value
Marsico Parent Superholdco LLC	Goldman Sachs & Co.	Call	USD	942.86	12/14/19	46	—	$1

Total								$1

•	Credit default swaps — buy protection outstanding as of August 31, 2013 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid (Received)	Unrealized Depreciation
Australia & New Zealand Banking Group Ltd.	1.00%	Deutsche Bank AG	9/20/17	USD	1	$ (2)	$13	$(15)
Westpac Banking Corp.	1.00%	Deutsche Bank AG	9/20/17	USD	1	(2)	13	(15)

Total						$ (4)	$26	$(30)

•	Credit default swaps — sold protection outstanding as of August 31, 2013 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Market Value	Premiums Received	Unrealized Appreciation (Depreciation)
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Bank PLC	9/20/15	CCC-	USD	470	$(73,403)	$(110,648)	$37,245
Caesars Entertainment Operating Co., Inc.	5.00%	Citibank N.A.	12/20/15	CCC-	USD	357	(68,038)	(91,764)	23,726
Caesars Entertainment Operating Co., Inc.	5.00%	Citibank N.A.	12/20/15	CCC-	USD	172	(32,755)	(39,588)	6,833
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/15	CCC-	USD	626	(119,134)	(180,056)	60,922
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	12/20/15	CCC-	USD	145	(27,604)	(36,166)	8,562
Caesars Entertainment Operating Co., Inc.	5.00%	UBS AG	12/20/15	CCC-	USD	840	(159,965)	(181,701)	21,736
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Bank PLC	3/20/16	CCC-	USD	75	(16,803)	(15,899)	(904)
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Bank PLC	3/20/16	CCC-	USD	72	(16,243)	(13,645)	(2,598)
Caesars Entertainment Operating Co., Inc.	5.00%	Citibank N.A.	3/20/16	CCC-	USD	79	(17,669)	(15,166)	(2,503)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD	247	(55,585)	(59,142)	3,557
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD	247	(55,585)	(59,142)	3,557
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD	739	(166,410)	(168,760)	2,350
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD	165	(37,207)	(35,883)	(1,324)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/16	CCC-	USD	634	(142,691)	(111,122)	(31,569)
Caesars Entertainment Operating Co., Inc.	5.00%	JPMorgan Chase Bank N.A.	3/20/16	CCC-	USD	82	(18,500)	(16,847)	(1,653)
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Bank PLC	6/20/16	CCC-	USD	440	(114,633)	(84,658)	(29,975)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	6/20/16	CCC-	USD	499	(130,082)	(125,174)	(4,908)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	6/20/16	CCC-	USD	970	(252,714)	(235,514)	(17,200)
Caesars Entertainment Operating Co., Inc.	5.00%	Citibank N.A.	9/20/16	CCC-	USD	330	(97,835)	(113,481)	15,646
Caesars Entertainment Operating Co., Inc.	5.00%	Barclays Bank PLC	3/20/17	CCC-	USD	72	(25,575)	(20,925)	(4,650)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/17	CCC-	USD	453	(160,367)	(125,217)	(35,150)
Caesars Entertainment Operating Co., Inc.	5.00%	Goldman Sachs International	3/20/17	CCC-	USD	147	(52,073)	(43,242)	(8,831)
Caesars Entertainment Operating Co., Inc.	5.00%	Deutsche Bank AG	6/20/17	CCC-	USD	635	(244,076)	(187,135)	(56,941)

Total							$(2,084,947)	$(2,070,875)	$(14,072)
[1]	Using S&P’s rating of the issuer.
[2]	The maximum potential amount the Fund may pay should a negative event take place as defined under the terms of agreement.

See Notes to Financial Statements.

46	ANNUAL REPORT	AUGUST 31, 2013

Consolidated Schedule of Investments (continued)	BlackRock Limited Duration Income Trust (BLW)

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of August 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$23,620,776	$26,050,547	$49,671,323
Common Stocks	$55,481	5,405,945	3,050,139	8,511,565
Corporate Bonds	—	400,400,147	7,930,102	408,330,249
Floating Rate Loan Interests	—	290,806,332	42,689,763	333,496,095
Foreign Agency Obligations	—	3,393,630	—	3,393,630
Non-Agency Mortgage-Backed Securities	—	71,115,205	—	71,115,205
Other Interests	—	—	537,766	537,766
Preferred Securities	4,623,325	8,136,826	—	12,760,151
US Government Sponsored Agency Securities	—	40,585,700	—	40,585,700
Short-Term Securities	1,184,093	—	—	1,184,093
Options Purchased:
Equity Contracts	—	1	—	1
Unfunded Loan Commitments	—	8,388	—	8,388
	$5,862,899	$843,472,950	$80,258,317	$929,594,166

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$122,000	—	—	$122,000
Foreign currency exchange contracts	—	$548,244	—	548,244
Credit contracts	—	184,134	—	184,134
Liabilities:
Interest rate contracts	(1,730)	—	—	(1,730)
Foreign currency exchange contracts	—	(1,217,370)	—	(1,217,370)
Credit contracts	—	(198,236)	—	(198,236)
Total	$120,270	$(683,228)	—	$(562,958)
[1]	Derivative financial instruments are swaps, financial futures contracts and foreign currency exchange contracts. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of August 31, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$547,586	—	—	$547,586
Cash pledged for financial futures contracts	166,500	—	—	166,500
Cash pledged as collateral for reverse repurchase agreements	1,050,000	—	—	1,050,000
Cash pledged as collateral for over-the-counter swaps	690,000	—	—	690,000
Liabilities:
Bank overdraft	—	$(444,474)	—	(444,474)
Reverse repurchase agreements	—	(273,347,200)	—	(273,347,200)
Total	$2,454,086	$(273,791,674)	—	$(271,337,588)

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	47

Consolidated Schedule of Investments (concluded)	BlackRock Limited Duration Income Trust (BLW)

There were no transfers between Level 1 and Level 2 during the year ended August 31, 2013.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivatives at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Total
Assets:
Opening Balance, as of August 31, 2012	$9,845,241	$2,007,283	$1,727	$38,594,979	$1,608,923	$52,058,153
Transfers into Level 3[1]	—	—	9,145,125	4,431,814	—	13,576,939
Transfers out of Level 3[1]	(2,321,397)	—	—	(3,935,081)	—	(6,256,478)
Accrued discounts/premiums	(1,117,793)	—	(17,982)	114,099	—	(1,021,676)
Net realized gain (loss)	423,099	(8,077)	11,837	126,150	(5)	553,004
Net change in unrealized appreciation/depreciation[2]	892,404	781,693	(2,117,989)	239,738	44,096	(160,058)
Purchases	24,969,238	269,245	1,175,000	35,889,007	—	62,302,490
Sales	(6,640,245)	(5)	(267,616)	(32,770,943)	(1,115,248)	(40,794,057)
Closing Balance, as of August 31, 2013	$26,050,547	$3,050,139	$7,930,102	$42,689,763	$537,766	$80,258,317
[1]	As of August 31, 2012, the Trust used observable inputs in determining the value of certain investments. As of August 31, 2013, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $13,576,939 transferred from Level 2 to Level 3 in the disclosure hierarchy.
[2]	Included in the related net change in unrealized appreciation/depreciation in the Consolidated Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of August 31, 2013 was $(264,028).

Certain of the Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

48	ANNUAL REPORT	AUGUST 31, 2013

Statements of Assets and Liabilities
August 31, 2013	BlackRock Defined Opportunity Credit Trust (BHL)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)[1]	BlackRock Limited Duration Income Trust (BLW)[1]
Assets
Investments at value — unaffiliated[2]	$182,349,063	$802,814,564	$928,401,685
Investments at value — affiliated[3]	1,298,269	907,643	1,184,093
Cash	973,373	3,006,898	—
Cash pledged for centrally cleared swaps	60,000	260,000	—
Cash pledged for financial futures contracts	—	—	166,500
Cash pledged as collateral for reverse repurchase agreements	—	—	1,050,000
Cash pledged as collateral for over-the-counter swaps	—	960,000	690,000
Investments sold receivable	2,309,178	9,561,974	3,542,796
Interest receivable	1,051,169	4,656,219	9,570,222
Principal paydowns receivable	—	—	—
Unrealized appreciation on foreign currency exchange contracts	72,285	189,431	548,244
Foreign currency at value[4]	32,152	7,309	547,586
Unrealized appreciation on swaps	15,985	128,050	184,134
Swaps receivable	8,407	54,103	88,499
Variation margin receivable on financial futures contracts	—	—	4,139
Unrealized appreciation on unfunded loan commitments	4,702	20,676	8,388
Dividends receivable	—	—	1,670
Swap premiums paid	—	—	26
Prepaid expenses	3,348	2,855	18,416
Other assets	—	—	217,967
Total assets	188,177,931	822,569,722	946,224,365

Liabilities
Bank overdraft	—	—	444,474
Reverse repurchase agreements	—	—	273,347,200
Loan payable	49,000,000	214,000,000	—
Investments purchased payable	7,899,781	33,954,126	18,833,298
Swap premiums received	208,963	1,249,424	2,070,875
Investment advisory fees payable	149,776	495,092	432,963
Income dividends payable	64,880	107,107	82,270
Unrealized depreciation on foreign currency exchange contracts	58,967	232,373	1,217,370
Interest expense payable	36,097	162,005	—
Unrealized depreciation on swaps	21,709	101,467	198,236
Swaps payable	—	—	2
Officer’s and Directors’ fees payable	2,243	9,694	264,446
Other accrued expenses payable	136,337	456,340	213,644
Variation margin payable on centrally cleared swaps	2	7	—
Total liabilities	57,578,755	250,767,635	297,104,778
Net Assets	$130,599,176	$571,802,087	$649,119,587

Net Assets Consist of
Paid-in capital[5,6,7]	$128,319,712	$660,069,691	$703,366,312
Undistributed net investment income	1,357,213	1,191,768	3,778,403
Accumulated net realized loss	(566,284)	(84,680,399)	(58,230,901)
Net unrealized appreciation/depreciation	1,488,535	(4,778,973)	205,773
Net Assets	$130,599,176	$571,802,087	$649,119,587
Net asset value per share	$14.44	$15.36	$17.54
[1]Consolidated Statement of Assets and Liabilities.
[2]Investments at cost — unaffiliated	$180,882,576	$807,739,629	$927,901,025
[3]Investments at cost — affiliated	$1,298,269	$907,643	$1,184,093
[4]Foreign currency at cost	$32,556	$7,329	$551,470
[5]Par value per share	$0.001	$0.10	$0.001
[6]Shares outstanding	9,044,041	37,232,488	37,003,854
[7]Shares authorized	unlimited	200 million	unlimited

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	49

Statements of Operations
Year Ended August 31, 2013	BlackRock Defined Opportunity Credit Trust (BHL)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)[1]	BlackRock Limited Duration Income Trust (BLW)[1]
Investment Income
Interest	$10,360,829	$43,249,907	$55,471,206
Dividends — unaffiliated	—	—	34,968
Dividends — affiliated	849	3,003	6,646
Total income	10,361,678	43,252,910	55,512,820

Expenses
Investment advisory	1,774,436	5,563,051	5,266,960
Custodian	85,921	226,787	209,538
Professional	72,755	115,016	88,103
Reorganization	—	100,000	—
Accounting services	31,494	89,536	79,662
Transfer agent	21,714	50,187	72,571
Officer and Directors	13,596	44,313	82,252
Borrowing costs[2]	15,483	48,363	—
Registration	6,408	6,383	8,918
Printing	5,886	4,230	2,300
Miscellaneous	25,746	76,634	125,129
Total expenses excluding interest expense and income tax	2,053,439	6,324,500	5,935,433
Interest expense and fees	449,548	1,922,386	1,436,899
Income tax	—	55,135	300
Total expenses	2,502,987	8,302,021	7,372,632
Less fees waived by Manager	(576)	(2,006)	(5,075)
Less reorganization costs reimbursed by Manager	—	(100,000)	—
Less fees paid indirectly	—	—	(810)
Total expenses after fees waived and/or reimbursed and paid indirectly	2,502,411	8,200,015	7,366,747
Net investment income	7,859,267	35,052,895	48,146,073

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	3,573,939	14,612,330	16,695,318
Capital gain distributions received from affiliated investment companies	6	—	115
Financial futures contracts	—	—	39,819
Foreign currency transactions	(272,875)	(408,523)	(371,796)
Options written	—	—	75,600
Swaps	(49,726)	213,567	(472,768)
	3,251,344	14,417,374	15,966,288
Net change in unrealized appreciation/depreciation on:
Investments	(798,890)	(2,477,065)	(8,171,025)
Financial futures contracts	—	—	200,234
Foreign currency translations	143,496	605,047	462,245
Options written	—	—	(3,222)
Swaps	71,992	224,570	466,157
Unfunded loan commitments	4,702	20,676	8,388
	(578,700)	(1,626,772)	(7,037,223)
Total realized and unrealized gain	2,672,644	12,790,602	8,929,065
Net Increase in Net Assets Resulting from Operations	$10,531,911	$47,843,497	$57,075,138
[1]	Consolidated Statement of Operations.
[2]	See Note 8 of the Notes to Financial Statements for details of short-term borrowings.

See Notes to Financial Statements.

50	ANNUAL REPORT	AUGUST 31, 2013

Statements of Changes in Net Assets	BlackRock Defined Opportunity Credit Trust (BHL)

	Year Ended August 31,
Increase (Decrease) in Net Assets:	2013	2012
Operations
Net investment income	$7,859,267	$7,715,971
Net realized gain	3,251,344	341,628
Net change in unrealized appreciation/depreciation	(578,700)	7,717,270
Net increase in net assets resulting from operations	10,531,911	15,774,869

Dividends to Shareholders From[1]
Net investment income	(7,633,968)	(7,217,171)

Capital Share Transactions
Reinvestment of dividends	246,640	—

Net Assets
Total increase in net assets	3,144,583	8,557,698
Beginning of year	127,454,593	118,896,895
End of year	$130,599,176	$127,454,593
Undistributed net investment income, end of year	$1,357,213	$1,539,340
[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	51

Statements of Changes in Net Assets	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

	Year Ended August 31,
Increase (Decrease) in Net Assets:	2013	2012
Operations
Net investment income	$35,052,895	$17,932,502
Net realized gain (loss)	14,417,374	(4,997,420)
Net change in unrealized appreciation/depreciation	(1,626,772)	21,658,016
Net increase in net assets resulting from operations	47,843,497	34,593,098

Dividends to Shareholders From[1]
Net investment income	(34,814,179)	(17,066,400)

Capital Share Transactions
Proceeds issued resulting from reorganization	280,530,144	—
Reinvestment of dividends	1,252,625	258,718
Net increase in net assets derived from capital share transactions	281,782,769	258,718

Net Assets
Total increase in net assets	294,812,087	17,785,416
Beginning of year	276,990,000	259,204,584
End of year	$571,802,087	$276,990,000
Undistributed net investment income, end of year	$1,191,768	$1,633,469
[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

52	ANNUAL REPORT	AUGUST 31, 2013

Statements of Changes in Net Assets	BlackRock Limited Duration Income Trust (BLW)

	Year Ended August 31,
Increase (Decrease) in Net Assets:	2013	2012
Operations
Net investment income	$48,146,073	$48,539,048
Net realized gain (loss)	15,966,288	(1,706,968)
Net change in unrealized appreciation/depreciation	(7,037,223)	34,080,859
Net increase in net assets resulting from operations	57,075,138	80,912,939

Dividends to Shareholders From[1]
Net investment income	(51,220,576)	(48,930,681)

Capital Share Transactions
Reinvestment of dividends	873,743	591,363

Net Assets
Total increase in net assets	6,728,305	32,573,621
Beginning of year	642,391,282	609,817,661
End of year	$649,119,587	$642,391,282
Undistributed net investment income, end of year	$3,778,403	$6,920,831
[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	53

Statements of Cash Flows

Year Ended August 31, 2013	BlackRock Defined Opportunity Credit Trust (BHL)	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)[1]	BlackRock Limited Duration Income Trust (BLW)[1]
Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$10,531,911	$47,843,497 [2]	$57,075,138
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Decrease in interest receivable	102,880	89,838 [2]	166,162
Increase in swap receivable	(8,407)	(54,103)	(68,547)
Increase in cash pledged for centrally cleared swaps	(60,000)	(260,000)	—
Decrease in cash pledged for financial futures contracts	—	—	279,000
Increase in cash received as collateral for reverse repurchase agreements	—	—	(1,050,000)
Increase in cash pledged as collateral for over-the-counter swaps	—	(960,000)	(690,000)
Decrease in other assets	—	—	583,487
(Increase) decrease in prepaid expenses	(2,324)	2,424 [2]	7,449
Decrease in variation margin receivable on financial futures contracts	—	—	836
Increase in dividends receivable — unaffiliated	—	—	(1,670)
Increase (decrease) in investment advisory fees payable	(247)	(53,404)[2]	11,313
Increase (decrease) in interest expense payable	(4,371)	72,279 [2]	158,696
Decrease in other accrued expenses payable	(59,236)	(134,573)[2]	(137,299)
Decrease in swaps payable	(17,243)	(38,143)	(160,233)
Increase in variation margin payable on centrally cleared swaps	2	7	—
Decrease in reorganization costs payable	—	(714,958)[2]	—
Increase (decrease) in Officer’s and Directors’ fees payable	1,200	(3,515)[2]	69,161
Decrease in cash held for reverse repurchase agreements	—	—	(1,137,000)
Net periodic and termination payments of swaps	254,893	1,674,593	2,203,788
Net realized and unrealized gain on investments and swaps	(2,831,355)	(12,279,362)	(6,707,044)
Amortization of premium and accretion of discount on investments	(676,257)	(2,508,492)	1,078,149
Proceeds from sales of long-term investments	165,242,959	702,874,102 [2]	704,034,388
Purchases of long-term investments	(159,117,027)	(688,813,128)[2]	(683,265,053)
Net proceeds from sales (purchases) of short-term securities	1,028,172	9,452,842 [2]	1,139,174
Cash provided by operating activities	14,385,550	56,189,904	73,589,895

Cash Used for Financing Activities
Cash receipts from borrowings	120,000,000	531,000,000	—
Cash payments on borrowings	(126,000,000)	(551,000,000)	—
Net borrowing of reverse repurchase agreements	—	—	(23,581,277)
Cash dividends paid to shareholders	(7,391,784)	(33,457,314)	(50,264,563)
Increase in bank overdraft	—	—	444,474
Cash Used for financing activities	(13,391,784)	(53,457,314)	(73,401,366)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	$(533)	$(3,158)	$(5,542)

Cash and Foreign Currency
Net increase (decrease) in cash and foreign currency	993,233	2,729,432	182,987
Cash and foreign currency at beginning of year	12,292	284,775 [2]	364,599
Cash and foreign currency at end of year	$1,005,525	$3,014,207	$547,586

Cash Flow Information
Cash paid during the year for interest and fees	$453,919	$1,850,107	$1,278,203

Non-cash Financing Activities
Fair value of investments acquired through reorganization	—	$426,639,591	—
Capital shares issued in reorganization	—	$280,530,144	—
Capital shares issued in reinvestment of dividends	$246,640	$1,252,625	$873,743

1 Consolidated Statement of Cash Flows.

2 Includes assets and liabilities acquired in reorganization.

See Notes to Financial Statements.

54	ANNUAL REPORT	AUGUST 31, 2013

Financial Highlights	BlackRock Defined Opportunity Credit Trust (BHL)

	Year Ended August 31,
	2013	2012	2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$14.12	$13.17	$13.55	$12.53	$14.31
Net investment income[1]	0.87	0.85	0.86	0.85	0.87
Net realized and unrealized gain (loss)	0.30	0.90	(0.45)	0.87	(1.55)
Net increase (decrease) from investment operations	1.17	1.75	0.41	1.72	(0.68)
Dividends and distributions from:[2]
Net investment income	(0.85)	(0.80)	(0.79)	(0.70)	(1.09)
Net realized gain	—	—	—	—	(0.01)
Total dividends and distributions	(0.85)	(0.80)	(0.79)	(0.70)	(1.10)
Net asset value, end of year	$14.44	$14.12	$13.17	$13.55	$12.53
Market price, end of year	$13.77	$13.94	$12.65	$12.86	$11.03

Total Investment Return[3]
Based on net asset value	8.52%	13.94%	2.93%	14.39%	(2.16)%
Based on market price	4.82%	17.12%	4.17%	23.33%	(2.65)%

Ratios to Average Net Assets
Total expenses	1.92%	1.91%	2.02%	1.91%	2.39%
Total expenses after fees waived and paid indirectly	1.92%	1.91%	2.02%	1.90%	2.39%
Total expenses after fees waived and paid indirectly and excluding interest expense	1.58% [4]	1.61% [4]	1.71%	1.65%	1.94%
Net investment income	6.04%	6.24%	6.10%	6.40%	8.11%

Supplemental Data
Net assets, end of year (000)	$130,599	$127,455	$118,897	$122,062	$112,862
Borrowings outstanding, end of year (000)	$49,000	$55,000	$43,000	$24,000	$27,000
Average borrowings outstanding, during the year (000)	$47,384	$39,007	$36,369	$24,633	$31,141
Portfolio turnover	85%	53%	91%	102%	41%
Asset coverage, end of year per $1,000	$3,665	$3,317	$3,765	$6,086	$5,180
[1]	Based on average shares outstanding.
[2]	Dividends and distributions are determined in accordance with federal income tax regulations.
[3]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.
[4]	For the years ended August 31, 2013 and August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing costs was 1.57% and 1.52%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	55

Financial Highlights	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

	Year Ended August 31,
	2013[1]		2012[1]		2011	2010	2009
Per Share Operating Performance
Net asset value, beginning of year	$14.98		$14.04		$14.36	$12.93	$16.12
Net investment income[2]	0.99		0.97		0.96	0.91	1.14
Net realized and unrealized gain (loss)	0.42		0.90		(0.36)	1.48	(3.04)
Net increase (decrease) from investment operations	1.41		1.87		0.60	2.39	(1.90)
Dividends and distributions from:[3]
Net investment income	(1.03)		(0.93)		(0.86)	(0.94)	(1.29)
Tax return of capital	—		—		(0.06)	(0.02)	—
Total dividends and distributions	(1.03)		(0.93)		(0.92)	(0.96)	(1.29)
Net asset value, end of year	$15.36		$14.98		$14.04	$14.36	$12.93
Market price, end of year	$14.96		$15.20		$13.33	$14.61	$12.26

Total Investment Return[4]
Based on net asset value	9.68%		13.91%		4.04%	18.91%	(8.88)%
Based on market price	5.28%		21.74%		(2.91)%	27.59%	(3.88)%

Ratios to Average Net Assets
Total expenses	1.54%	[5]	1.67%	[7]	1.60%	1.45%	1.96%
Total expenses after fees waived and paid indirectly	1.52%	[5]	1.67%	[7]	1.60%	1.45%	1.96%
Total expenses after fees waived and paid indirectly and excluding interest expense and income tax	1.15%	[5,6]	1.35%	[6,7]	1.30%	1.22%	1.31%
Net investment income	6.49%		6.67%		6.44%	6.43%	10.18%

Supplemental Data
Net assets, end of year (000)	$571,802		$276,990		$259,205	$264,379	$237,160
Borrowings outstanding, end of year (000)	$214,000		$117,000		$93,000	$53,000	$38,000
Average borrowings outstanding, during the year (000)	$201,830		$88,197		$79,195	$48,258	$50,591
Portfolio turnover	88%		53%		91%	96%	58%
Asset coverage, end of year per $1,000	$3,672		$3,367		$3,787	$5,988	$7,241
[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Dividends and distributions are determined in accordance with federal income tax regulations.
[4]	Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.
[5]	Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.52%, 1.52%, and 1.15%, respectively.
[6]	For the years ended August 31, 2013 and August 31, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense and borrowing costs was 1.14% and 1.26%, respectively.
[7]	Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived and paid indirectly and total expenses after fees waived and paid indirectly and excluding interest expense would have been 1.61%, 1.61%, and 1.29%, respectively.

See Notes to Financial Statements.

56	ANNUAL REPORT	AUGUST 31, 2013

Financial Highlights	BlackRock Limited Duration Income Trust (BLW)

	Year Ended August 31,
	2013[1]	2012[1]	2011	2010		2009
Per Share Operating Performance
Net asset value, beginning of year	$17.38	$16.52	$16.79	$14.95		$16.71
Net investment income[2]	1.30	1.31	1.34	1.12		1.01
Net realized and unrealized gain (loss)	0.25	0.88	(0.37)	1.62		(1.61)
Net increase (decrease) from investment operations	1.55	2.19	0.97	2.74		(0.60)
Dividends from net investment income[3]	(1.39)	(1.33)	(1.24)	(0.90)		(1.16)
Net asset value, end of year	$17.54	$17.38	$16.52	$16.79		$14.95
Market price, end of year	$16.89	$18.00	$16.01	$16.76		$14.09

Total Investment Return[4]
Based on net asset value	9.13%	13.86%	5.85%	19.00%		(1.57)%
Based on market price	1.47%	21.68%	2.77%	26.04%		6.40%

Ratios to Average Net Assets
Total expenses	1.12%	1.05%	1.01%	0.82%		0.72%
Total expenses after fees waived and paid indirectly	1.12%	1.05%	1.00%	0.81%		0.71%
Total expenses after fees waived and paid indirectly and excluding interest expense and income tax	0.90%	0.89%	0.87%	0.73%		0.69%
Net investment income	7.34%	7.82%	7.75%	6.90%		7.42%

Supplemental Data
Net assets, end of year (000)	$649,120	$642,391	$609,818	$619,381		$551,505
Borrowings outstanding, end of year (000)	$273,347	$296,476	$244,120	$123,233		—
Average borrowings outstanding, during the year (000)	$301,214	$242,396	$191,303	$44,160		$11,705
Portfolio turnover	71%	54%	106% [5]	248%	[6]	287% [7]
Asset coverage, end of year per $1,000	$3,375	$3,167	$3,498	$6,026		—
[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Dividends are determined in accordance with federal income tax regulations.
[4]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and assume the reinvestment of dividends and distributions.
[5]	Includes mortgage dollar roll and to-be-announced (“TBA”) transactions. Excluding these transactions, the portfolio turnover would have been 87%.
[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 113%.
[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 79%.

See Notes to Financial Statements.

ANNUAL REPORT	AUGUST 31, 2013	57

Notes to Financial Statements

1. Organization:

BlackRock Defined Opportunity Credit Trust (“BHL”), BlackRock Floating Rate Income Strategies Fund, Inc. (“FRA”) and BlackRock Limited Duration Income Trust (“BLW”) (collectively, the “Funds” or individually a “Fund”) are registered under the 1940 Act, as diversified, closed-end management investment companies. BHL and BLW are organized as Delaware statutory trusts. FRA is organized as a Maryland corporation. The Boards of Directors and the Boards of Trustees of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the NAV of their Common Shares on a daily basis.

Reorganization: The Board and shareholders of FRA and the Board and shareholders of each of BlackRock Diversified Strategies Fund, Inc. (“DVF”) and BlackRock Floating Rate Income Strategies Fund II, Inc., (“FRB”) (individually, a “Target Fund” and collectively the “Target Funds”) approved the reorganization of its respective Target Fund into FRA pursuant to which FRA acquired substantially all of the assets and substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly—issued shares of FRA.

Each shareholder of a Target Fund received shares of FRA in an amount equal to the aggregate net asset value of such shareholder’s Target Fund shares, as determined at the close of business on October 5, 2012, less the costs of the Target Fund’s reorganization. Cash was distributed for any fractional shares.

The reorganizations were accomplished by a tax-free exchange of shares of FRA in the following amounts and at the following conversion ratios:

Target Fund	Shares Prior to Reorganization	Conversion Ratio	Shares of FRA
FRB	10,585,281	0.91462449	9,681,549
DVF	12,405,453	0.72423797	8,984,499

Each Target Fund’s net assets and composition of net assets on October 5, 2012, the business day immediately prior to the effective date of its reorganization, were as follows:

	Target Funds
	FRB	DVF
Net assets	$145,503,247	$135,026,897
Paid-in capital	$199,203,523	$228,382,425
Undistributed (distributions in excess of) net investment income	$(164,508)	$(88,960)
Accumulated net realized loss	$(54,909,880)	$(89,378,206)
Net unrealized appreciation (depreciation)	$1,374,112	$(3,888,362)

For financial reporting purposes, assets received and shares issued by FRA were recorded at fair value. However, the cost basis of the investments being received from the Target Funds were carried forward to align ongoing reporting of FRA’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of FRA before the acquisition were $278,016,037. The aggregate net assets of FRA immediately after the acquisition amounted to $558,546,181. Each Target Fund’s fair value and cost of investments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments	Cost of Investments
FRB	$220,588,307	$219,010,017
DVF	$206,051,284	$209,710,937

The purpose of these transactions was to combine three funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Each reorganization was a tax-free event and was effective on October 8, 2012.

Assuming the acquisition had been completed on September 1, 2012 the beginning of the fiscal reporting period of FRA, the pro forma results of operations for the year ended August 31, 2013, are as follows:

•	Net investment income: $36,549,895
•	Net realized and change in unrealized gain/loss on investments: $15,835,377
•	Net increase/decrease in net assets resulting from operations: $52,385,271

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in FRA’s Statement of Operations since October 8, 2012.

Reorganization costs incurred in connection with the reorganizations were expensed by FRA. BlackRock Advisors, LLC (the “Manager”) reimbursed the Fund $100,000, which is shown as reorganization costs reimbursed by Manager in the Statements of Operations.

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of FRA Subsidiary, LLC and BLW Subsidiary, LLC (the “Subsidiaries”), both of which are wholly owned subsidiaries of each Fund. The Subsidiaries enable the Funds to hold investments that are organized as an operating partnership and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investments held by the Subsidiaries are taxable to such subsidiaries. An income tax provision for all income, including realized and unrealized gains, if any, is reflected as either a reduction in investment income or as component of realized and unrealized gain (loss) on the Consolidated Statements of Operations. Each Fund may invest up to 25% of its total assets in its Subsidiary. Intercompany accounts and transactions have been eliminated. Each Subsidiary is subject to the same investment policies and restrictions that apply to its Funds.

58	ANNUAL REPORT	AUGUST 31, 2013

Notes to Financial Statements (continued)

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and

ANNUAL REPORT	AUGUST 31, 2013	59

Notes to Financial Statements (continued)

losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts, foreign currency exchange contracts and swaps), or certain borrowings (e.g., reverse repurchase agreements and loan payable), the Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of dividends and distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required, except with respect to any taxes related to Subsidiaries.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Funds’ US federal tax returns remains open for each of the four years ended August 31, 2013. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal

60	ANNUAL REPORT	AUGUST 31, 2013

Notes to Financial Statements (continued)

years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Deferred Compensation: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: The Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Funds may have to subsequently reinvest the proceeds at lower interest rates. If the Funds have purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: Certain Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Certain Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since

ANNUAL REPORT	AUGUST 31, 2013	61

Notes to Financial Statements (continued)

this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: Certain Funds may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Funds also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts and Trust Preferred Securities: Certain Funds may invest in capital trusts and/or trust preferred securities. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation will pay interest to the trust, which will then be distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Certain Funds may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: The Funds may invest in floating rate loan interests. The floating rate loan interests the Funds hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these investments to be investments in debt securities for purposes of its investment policies.

When the Funds purchase a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Funds upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

62	ANNUAL REPORT	AUGUST 31, 2013

Notes to Financial Statements (continued)

In connection with floating rate loan interests, the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations. As of August 31, 2013, the Funds had the following unfunded floating rate loan interests:

	Borrower	Unfunded Floating Rate Loan Interest	Value of Underlying Floating Rate Loan Interest	Unrealized Appreciation (Depreciation)
BHL	Media General, Inc.	$420,000	$420,777	$4,859
	Power Team Services, LLC	$24,444	$24,169	$(157)
FRA	Media General, Inc.	$1,845,000	$1,848,413	$21,352
	Power Team Services, LLC	$105,556	$104,368	$(676)
BLW	Media General, Inc.	$750,000	$751,388	$8,673
	Power Team Services, LLC	$44,444	$43,944	$(285)

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Reverse Repurchase Agreements: Certain Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. During the term of the reverse repurchase agreement, the Funds continue to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price.

For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Funds to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, the Funds may receive a fee for use of the security by the counterparty, which may result in interest income to the Funds.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date.

ANNUAL REPORT	AUGUST 31, 2013	63

Notes to Financial Statements (continued)

Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments including equity risk, and/or interest rate risk, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Funds enter into swap agreements, in which the Funds and the counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Funds for OTC swaps are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Statements of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Credit default swaps — The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in
64	ANNUAL REPORT	AUGUST 31, 2013

Notes to Financial Statements (continued)
consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
•	Interest rate swaps — The Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of August 31, 2013
	Derivative Assets
		BHL	FRA	BLW
	Statements of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation/depreciation[1]	—	—	$1
Interest rate contracts	Net unrealized appreciation/depreciation[1];	—	—	122,000
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$72,285	$189,431	548,244
Credit contracts	Net unrealized appreciation/depreciation[1]
	Unrealized appreciation on swaps; swap premiums paid	27,381	179,330	184,160
Total		$99,666	$368,761	$854,404

	Derivative Liabilities
		BHL	FRA	BLW
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation[1];	—	—	$1,730
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$58,967	$232,373	1,217,370
Credit contracts	Unrealized depreciation on swaps[1]; swap premiums received	$230,672	1,350,891	2,269,111
Total		$289,639	$1,583,264	$3,488,211
[1]	Includes cumulative appreciation/depreciation on financial futures contracts and centrally cleared swaps, if any, as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended August 31, 2013
	Net Realized Gain (Loss) From
	BHL	FRA	BLW
Interest rate contracts:
Financial futures contracts	—	—	$514,995
Swaps	—	—	(322,674)
Foreign currency exchange contracts:
Foreign currency transactions	$(282,249)	$(493,299)	(472,769)
Credit contracts:
Swaps	(49,726)	213,567	(150,094)
Equity contracts:
Financial futures contracts	—	—	(475,176)
Options[2]	—	—	(242,400)
Total	$(331,975)	$(279,732)	$(1,148,118)
[2]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.
ANNUAL REPORT	AUGUST 31, 2013	65

Notes to Financial Statements (continued)
	Net Change in Unrealized Appreciation/Depreciation on
	BHL	FRA	BLW
Interest rate contracts:
Financial futures contracts	—	—	$(88,654)
Swaps	—	—	260,243
Foreign currency exchange contracts:
Foreign currency translations	$145,217	$179,048	466,067
Credit contracts:
Swaps	71,992	224,570	205,914
Equity contracts:
Financial futures contracts	—	—	288,888
Options[1]	—	(23,466)	(2,102)
Total	$217,209	$380,152	$1,130,356
[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended August 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BHL	FRA	BLW
Financial future contracts:
Average number of contracts purchased	—	—	45
Average number of contracts sold	—	—	79
Average notional value of contracts purchased	—	—	$8,878,823
Average notional value of contracts sold	—	—	$10,111,654
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	6	6	12
Average number of contracts — US dollars sold	2	3	2
Average US dollar amounts purchased	$6,566,991	$21,719,900	$75,411,707
Average US dollar amounts sold	$909,541	$4,017,487	$2,157,415
Options:
Average number of option contracts purchased	—	44	46
Average number of option contracts written	—	—	6,000	[2]
Average notional value of option contracts purchased	—	$4,148,584	$4,337,156
Average notional value of option contracts written	—	—	$7,950,000	[2]
Credit default swaps:
Average number of contracts — buy protection	1	1	3
Average number of contracts — sell protection	6	5	17
Average notional value — buy protection	$250,000	$1,125,000	$6,272,000
Average notional value — sell protection	$638,926	$3,824,569	$9,854,719
Interest rate swaps:
Average number of contracts — pays fixed rate	—	—	1
Average notional value — pays fixed rate	—	—	$7,250,000
[2]	Actual contract amount shown due to limited activity

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. Credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate its counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement,

66	ANNUAL REPORT	AUGUST 31, 2013

Notes to Financial Statements (continued)

each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Funds and any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates, plus the proceeds of any outstanding borrowings used for leverage as follows:

BHL	1.00%
FRA	0.75%
BLW	0.55%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations.

The Manager provides investment management and other services to the Subsidiaries. The Manager does not receive separate compensation from the Subsidiaries for providing investment management or administrative services. However, each Fund pays the Manager based on the Fund’s net assets which includes the assets of the Subsidiaries.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager. The Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Certain officers and/or Directors of the Funds are officers and/or Directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the year ended August 31, 2013, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
BHL	$1,737,127	—
FRA	$7,835,737	—
BLW	$842,781	$1,088,880

6. Purchases and Sales:

Purchases and sales of investments including paydowns and excluding short-term securities and US government securities for the year ended August 31, 2013 were as follows:

	Purchases	Sales
BHL	$161,190,394	$166,246,672
FRA	$679,481,118	$706,469,667
BLW	$688,929,392	$703,489,064

Purchases and sales of US government securities for BLW for the year ended August 31, 2013 were $0 and $1,745,676, respectively.

ANNUAL REPORT	AUGUST 31, 2013	67

Notes to Financial Statements (continued)

Transactions in options written for year ended August 31, 2013 were as follows:

	Puts
BLW	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of year	6,000	—	$75,600
Options written		—
Options exercised	—	—	—
Options expired	(6,000)	—	(75,600)
Outstanding options, end of year	—	—	—

7. Income Tax Information:

US GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2013 attributable to the accounting for swap agreements, amortization methods on fixed income securities, foreign currency transactions, non-deductible expenses, limitations on the utilization of capital loss carryforwards and the expiration of capital loss carryforwards were reclassified to the following accounts:

	BHL	FRA	BLW
Paid-in capital	$—	$(119,012,432)	$—
Undistributed net investment income	$(407,426)	$(426,949)	$(67,925)
Accumulated net realized loss	$407,426	$119,439,381	$67,925

The tax character of distributions paid during the fiscal years ended August 31, 2013 and August 31, 2012 was as follows:

		BHL	FRA	BLW
Ordinary income	8/31/13	$7,633,968	$34,814,179	$51,220,576
	8/31/12	7,217,171	17,066,400	48,930,681
Total	8/31/13	$7,633,968	$34,814,179	$51,220,576
	8/31/12	$7,217,171	$17,066,400	$48,930,681

As of August 31, 2013, the tax components of accumulated net earnings (losses) were as follows:

	BHL	FRA	BLW
Undistributed ordinary income	$1,754,732	$2,953,489	$5,262,699
Capital loss carryforwards	(572,418)	(84,742,279)	(58,762,246)
Net unrealized gains (losses)[1]	1,097,150	(8,838,123)	(747,178)
Total	$2,279,464	$(90,626,913)	$(54,246,725)
[1]	The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the timing and recognition of partnership income, the accounting for swap agreements, the deferral of compensation to directors and investments in wholly owned subsidiaries.

As of August 31, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires August 31,	BHL	FRA	BLW
2014	—	$2,237,399	—
2015	—	1,444,704	—
2016	—	20,623,334	$11,256,103
2017	—	30,228,590	9,996,868
2018	$572,418	27,716,009	37,509,275
2019	—	2,206,081	—
No expiration date[2]	—	286,162	—
Total	$572,418	$84,742,279	$58,762,246
[2]	Must be utilized prior to losses subject to expiration.

During the year ended August 31, 2013, the Funds listed below utilized the following amounts of their respective capital loss carryover:

BHL	FRA	BLW
$3,123,231	$13,929,132	$14,982,192

As of August 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	BHL	FRA	BLW

Tax cost	$182,635,127	$810,827,572	$930,975,778
Gross unrealized appreciation	$2,234,784	$11,915,062	$23,804,152
Gross unrealized depreciation	(1,222,579)	(19,020,427)	(25,194,152)
Net unrealized appreciation (depreciation)	$1,012,205	$(7,105,365)	$(1,390,000)

8. Borrowings:

Effective March 1, 2013, BHL and FRA were party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to the Funds at any time after February 24, 2014. The Funds have granted a security interest in substantially all of their assets to SSB.

The SSB Agreement allows for the following maximum commitment amounts:

Commitment Amounts
BHL	$64,000,000
FRA	$280,000,000

Prior to March 1, 2013, advances were made by SSB to the Funds, at the Funds’ option of (a) the higher of (i) 0.75% above the Fed Funds rate and (ii) 0.75% above the Overnight LIBOR or (b) 0.75% above 7-day, 30-day, 60-day or 90-day LIBOR.

68	ANNUAL REPORT	AUGUST 31, 2013

Notes to Financial Statements (concluded)

On March 1, 2013, the SSB Agreement was renewed and amended from a 364-day revolving line of credit to a 360-day rolling facility whereby SSB may elect to terminate its commitment upon 360-days written notice to the Funds anytime after February 24, 2014. Advances will be made by SSB to the Funds, at the Funds’ option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above the Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR.

In addition, the Funds pay a facility fee and utilization fee (based on the daily unused portion of the commitments). The commitment fees are waived if the Funds meet certain conditions. The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs. Advances to the Funds as of August 31, 2013 are shown in the Statements of Assets and Liabilities as loan payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

The Funds may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the year ended August 31, 2013, the daily weighted average interest rates for Funds with loans under the revolving credit agreements were as follows:

Daily Weighted Average Interest Rate
BHL	0.95%
FRA	0.95%

For the year ended August 31, 2013, the daily weighted average interest rate for BLW with borrowings from reverse repurchase agreements was as follows:

Daily Weighted Average Interest Rate
BLW	0.48%

9. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedules of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

10. Capital Share Transactions:

BHL and BLW are authorized to issue an unlimited number of shares, par value $0.001, all of which were initially classified as Common Shares. FRA is authorized to issue 200 million shares, par value $0.10, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares without approval of Common Shareholders.

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended August 31,
	2013		2012
BHL	16,935		—
FRA	18,747,801	[1]	17,388
BLW	49,145		34,642
[1]	Includes 18,666,048 shares issued from the reorganization.

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Each Fund paid a net investment income dividend in the following amounts per share on September 30, 2013 to Common Shareholders of record on September 16, 2013:

Common Dividend Per Share
BHL	$0.0660
FRA	$0.0755
BLW	$0.1045

Additionally, the Funds declared a net investment income dividend on October 1, 2013 payable to Common Shareholders of record on October 16, 2013 for the same amounts noted above.

ANNUAL REPORT	AUGUST 31, 2013	69

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Floating Rate Income Strategies Fund, Inc. and to the Shareholders and Board of Trustees of BlackRock Defined Opportunity Credit Trust and BlackRock Limited Duration Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Defined Opportunity Credit Trust (the “Fund”) as of August 31, 2013, and its related statements of operations and cash flows for the year then ended, its statements of changes in net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented. We have also audited the consolidated statements of assets and liabilities, including the consolidated schedules of investments, of BlackRock Floating Rate Income Strategies Fund, Inc., and BlackRock Limited Duration Income Trust, (collectively with the Fund mentioned above, the “Funds”), as of August 31, 2013, and their related consolidated statements of operations and consolidated cash flows for the year then ended, their consolidated statements of changes in net assets for each of the two years in the period then ended, and their consolidated financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Defined Opportunity Credit Trust as of August 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, and the consolidated financial positions of BlackRock Floating Rate Income Strategies Fund, Inc., and BlackRock Limited Duration Income Trust, as of August 31, 2013, the consolidated results of their operations and their consolidated cash flows for the year then ended, the consolidated changes in their net assets for each of the two years in the period then ended, and their consolidated financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
October 29, 2013

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Funds during the fiscal year ended August 31, 2013.

	Payable Dates	BHL	FRA	BLW
Interest-Related Dividends for Non-US Residents[1]	September 2012 — January 2013	57.35%	65.55%	61.84%
	February 2013 — August 2013	88.60%	88.31%	79.98%
[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.
70	ANNUAL REPORT	AUGUST 31, 2013

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors or Trustees, as applicable (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock Defined Opportunity Credit Trust (“BHL”), BlackRock Floating Rate Income Strategies Fund, Inc. (“FRA”) and BlackRock Limited Duration Income Trust (“BLW” and together with BHL and FRA, each a “Fund,” and, collectively, the “Funds”) met in person on April 18, 2013 (the “April Meeting”) and June 4-5, 2013 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each Fund also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) among the Manager, BlackRock Financial Management, Inc. (the “Sub-Advisor”), and its Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of each Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, considered at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objectives, policies and restrictions; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Boards requested and BlackRock provided an analysis of fair valuation and stale pricing policies. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as BlackRock’s profitability, investment performance and management fee levels. The Boards further considered the importance of: (i) organizational and structural variables to investment performance; (ii) rates of portfolio turnover; (iii) BlackRock’s performance accountability for portfolio managers; (iv) marketing support for the funds; (v) services provided to the Funds by BlackRock affiliates; and (vi) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of the Funds as compared with a peer group of funds as determined by Lipper1 and, with respect to BHL and FRA, a customized peer group selected by BlackRock, as well as the investment performance of BLW as compared with its custom benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to

[1]	Lipper ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.
ANNUAL REPORT	AUGUST 31, 2013	71

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock and (g) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At the April Meeting, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund, each for a one-year term ending June 30, 2014. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Funds’ portfolio management teams; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable) and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger or consolidation of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Funds. In preparation for the April Meeting, the Boards worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to other funds in its applicable Lipper category, and with respect to BHL and FRA, a customized peer group selected by BlackRock, and with respect to BLW, the investment performance of BLW as compared with its custom benchmark. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. Each Board

72	ANNUAL REPORT	AUGUST 31, 2013

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

The Board of BHL noted that BHL ranked in the fourth, fourth and first quartiles against its Customized Lipper Peer Group for the one-year, three-year and since-inception periods reported, respectively.

The Board of FRA noted that FRA ranked in the third quartile against its Customized Lipper Peer Group for each of the one-, three- and five-year periods reported.

BlackRock believes that the Customized Lipper Peer Group is an appropriate performance metric for BHL and FRA.

The Board of each of BHL and FRA and BlackRock reviewed and discussed the reasons for their respective Fund’s underperformance during the periods in which the Fund underperformed as compared to its Customized Lipper Peer Group. The Board of each of FRA and BHL was informed that, among other things, the two factors impacting performance the most relative to peers during these periods of underperformance were its respective Fund’s leverage utilization and higher quality investment style. The Funds obtain leverage through a contractual bank line, which limits their ability to obtain leverage beyond 33% of Fund assets. This generally causes the Funds to lag during favorable market periods. The investment style of the Funds tends to be higher quality in terms of the average borrower, the structure, terms and conditions of the loans, and the liquidity of the deals the teams invest in. Fund management believes this will lead to better risk-adjusted returns over time, but in strong risk periods when markets and/or lower-quality loan instruments are rising, it can exaggerate the degree of underperformance. Stock selection in the media non-cable and an overweight to the independent energy sector also contributed to each Fund’s underperformance during such periods.

The Boards of BHL and FRA and BlackRock also discussed BlackRock’s strategy for improving the Funds’ performance and BlackRock’s commitment to providing the resources necessary to assist the Funds’ portfolio managers and to improve the Funds’ performance.

The Board of BLW noted that BLW’s performance exceeded its customized benchmark during the one- and three-year periods reported, but underperformed the customized benchmark for the five-year period. BlackRock believes that the performance relative to the customized benchmark is an appropriate performance metric for BLW.

The Boards noted that BlackRock has recently made, and continues to make, changes to the organization of BlackRock’s overall portfolio management structure designed to result in strengthened leadership teams.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total net operating expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. The total net operating expense ratio and actual management fee rate both give effect to any expense reimbursements or fee waivers that benefit the funds. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2012 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, comparing profitability is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of BHL noted that BHL’s contractual management fee rate ranked in the second quartile relative to BHL’s Expense Peers.

The Board of each of FRA and BLW noted that its respective Fund’s contractual management fee rate ranked in the first quartile relative to the Fund’s Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there

ANNUAL REPORT	AUGUST 31, 2013	73

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that they had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2014, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund for a one-year term ending June 30, 2014. Based upon its evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Funds and their shareholders. In arriving at their decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these determinations. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

74	ANNUAL REPORT	AUGUST 31, 2013

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N. A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P. O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street, Canton, MA 02021.

ANNUAL REPORT	AUGUST 31, 2013	75

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]

Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Director	Since 2007
Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.
				94 RICs consisting of 90 Portfolios	None

Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Director	Since 2007
Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.
				94 RICs consisting of 90 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.

Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Director and Member of the Audit Committee	Since 2011
Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012.
				94 RICs consisting of 90 Portfolios	None

Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Director and Member of the Audit Committee	Since 2007
Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.
				94 RICs consisting of 90 Portfolios	None

Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007
President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.
				94 RICs consisting of 90 Portfolios	The McClatchy Company (publishing)

James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	94 RICs consisting of 90 Portfolios	None

Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007
Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.
				94 RICs consisting of 90 Portfolios	BlackRock Kelso Capital Corp. (business develop- ment company)

R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	94 RICs consisting of 90 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)
76	ANNUAL REPORT	AUGUST 31, 2013

Officers and Directors (continued)
Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)

W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Director and Member of the Audit Committee	Since 2007
George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.
				94 RICs consisting of 90 Portfolios	None

[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 74. In 2013, the Board of Directors unanimously approved further extending the mandatory retirement age for James T. Flynn by one additional year, which the Board believed would be in the best interest of shareholders. Mr. Flynn can serve until December 31, 2014, when he turns 75.

[2] Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Funds’ board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

Interested Directors[3]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011
Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.
				155 RICs consisting of 282 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007
Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
				155 RICs consisting of 282 Portfolios	None

[3] Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Funds based on his position with BlackRock and its affiliates as well as his ownership of BlackRock securities. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Directors of the BlackRock Closed-End Complex serve until their resignation, removal or death, or until December 31 of the year in which they turn 74. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding a good cause thereof.

ANNUAL REPORT	AUGUST 31, 2013	77

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011
Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2007[2]
Managing Director of BlackRock since 2000; Chief Marketing Officer of BlackRock since 2012; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group from 2009 to 2012; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009
Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010; Associate of BlackRock from 2006 to 2007.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007
Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.

Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012; Associate at Willkie Farr & Gallagher LLP from 2006 to 2008.
[1] Officers of the Funds serve at the pleasure of the Boards.
[2] Ms. Ackerley was President and Chief Executive Officer from 2009 to 2011. Effective September 13, 2013, Ms. Ackerley resigned as Vice President of the Funds.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809 Sub-Advisor BlackRock Financial Management, Inc. New York, NY 10055	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110 Transfer Agent Common Shares Computershare Trust Company, N.A. Canton, MA 02021	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116 Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809
78	ANNUAL REPORT	AUGUST 31, 2013

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 30, 2013 for shareholders of record on June 3, 2013 to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

Approved the Class III Directors as follows:

	Richard E. Cavanagh			Kathleen F. Feldstein			Henry Gabbay
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
BHL	6,546,922	68,493	0	6,550,553	64,862	0	6,546,922	68,493	0
BLW	24,688,594	468,281	0	24,619,724	537,151	0	24,698,000	458,875	0

	Jerrold B. Harris
	Votes For	Votes Withheld	Abstain
BHL	6,549,383	66,032	0
BLW	24,671,811	485,064	0

For the Funds listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Paul L. Audet, Michael J. Castellano, Frank J. Fabozzi, James T. Flynn, R. Glenn Hubbard, W. Carl Kester and Karen P. Robards.

Approved the Directors as follows:

	Paul L. Audet			Michael J. Castellano			Richard E. Cavanagh
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
FRA	25,074,637	782,669	0	25,090,787	766,519	0	25,052,737	804,569	0

	Frank J. Fabozzi			Kathleen F. Feldstein			James T. Flynn
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
FRA	25,057,249	800,057	0	25,055,456	801,850	0	25,050,335	806,971	0

	Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
FRA	25,081,206	776,100	0	25,049,813	807,493	0	25,016,748	840,558	0

	W. Carl Kester			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
FRA	25,066,302	791,004	0	25,078,794	778,512	0
ANNUAL REPORT	AUGUST 31, 2013	79

Additional Information (continued)

Fund Certification

Certain Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Regulation Regarding Derivatives

Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its net assets in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if the fund markets itself as providing investment exposure to such instruments. To the extent a Fund uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock Advisors, LLC has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock Advisors, LLC is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of each Fund.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The portion of dividend distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Dividend distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

80	ANNUAL REPORT	AUGUST 31, 2013

Additional Information (continued)

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ web-sites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

ANNUAL REPORT	AUGUST 31, 2013	81

Additional Information (concluded)

Section 19(a) Notice

These amounts and sources of distributions reported are only estimates provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Each Fund will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for federal income tax purposes.

August 31, 2013
	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
FRA	$1.029000	—	—	$1.029000	100%	0%	0%	100%

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non- public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

82	ANNUAL REPORT	AUGUST 31, 2013

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This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEFT-BK3-8/13-AR

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

2

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Floating Rate Income Strategies Fund, Inc.	$66,638	$58,500	$0	$31,900	$21,800	$20,550	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,

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unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Floating Rate Income Strategies Fund, Inc.	$21,800	$52,450

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.
(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b)	Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

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(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of August 31, 2013.

(a)(1) The registrant is managed by a team of investment professionals comprised of Leland Hart, Managing Director at BlackRock, and C. Adrian Marshall, Director of BlackRock. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Hart and Marshall have been members of the registrant’s portfolio management team since 2009.

Portfolio Manager	Biography
Leland Hart	Managing Director of BlackRock since 2009; Partner of R3 Capital Partners ("R3") in 2009; Managing Director of R3 from 2008 to 2009; Managing Director of Lehman Brothers from 2006 to 2008; Executive Director of Lehman Brothers from 2003 to 2006.
C. Adrian Marshall	Director of BlackRock since 2007; Vice President of BlackRock from 2004 to 2007.

(a)(2)	As of August 31, 2013:
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	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Leland Hart	7	18	12	0	7	0
	$4.20 Billion	$3.9 Billion	$3.27 Billion	$0	$1.16 Billion	$0
C. Adrian Marshall	7	18	12	0	7	0
	$4.20 Billion	$3.9 Billion	$3.27 Billion	$0	$1.16 Billion	$0
(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.  It should also be noted that Messrs. Hart and Marshall may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Messrs. Hart and Marshall may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with

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sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	As of August 31, 2013:

Portfolio Manager Compensation Overview

 BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation.

Generally, portfolio managers receive base compensation based on their position with BlackRock, Inc.

Discretionary Incentive Compensation.

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are a combination of market-based indices (e.g., S&P Leveraged All Loan Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total

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compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Hart and Marshall have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($255,000 for 2013).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of August 31, 2013.
Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Leland Hart	$100,001-$500,000
C. Adrian Marshall	$10,001-$50,000

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(b) Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2
(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Floating Rate Income Strategies Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Floating Rate Income Strategies Fund, Inc.

Date: November 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Floating Rate Income Strategies Fund, Inc.

Date: November 4, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Floating Rate Income Strategies Fund, Inc.

Date: November 4, 2013

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